                                                                   EXHIBIT 10.32


                      AMENDED AND RESTATED LOAN AGREEMENT


                                    between


                    MATRIX FINANCIAL SERVICES CORPORATION,
                                  as Borrower


                            BANK ONE, TEXAS, N.A.,
                                   as Agent,

                                      and

                               CERTAIN LENDERS,
                                  as Lenders



                                 $100,000,000



                         DATED AS OF JANUARY 31, 1997

                [LOGO OF MATRIX FINANCIAL SERVICES CORPORATION]

                    --------------------------------------
                     PREPARED BY HAYNES AND BOONE, L.L.P.
                    --------------------------------------

                               TABLE OF CONTENTS

SECTION 1.   DEFINITIONS AND REFERENCES...........................................  1
        1.1  Definitions..........................................................  1
        1.2  Time References...................................................... 19
        1.3  Other References..................................................... 19
        1.4  Accounting Principles................................................ 19

SECTION 2.   BORROWING PROVISIONS................................................. 20
        2.1  Commitments.......................................................... 20
        2.2  Borrowing Request.................................................... 22
        2.3  Fundings............................................................. 22
        2.4  Wet-Borrowing Procedures............................................. 23
        2.5  Swing-Borrowing Procedures........................................... 24
        2.6  Letters of Credit.................................................... 24
        2.7  Borrowing Requests and LC Requests................................... 26
        2.8  Terminations......................................................... 26

SECTION 3.   PAYMENT TERMS........................................................ 27
        3.1  Notes................................................................ 27
        3.2  Payment Procedures................................................... 27
        3.3  Scheduled Payments................................................... 27
        3.4  Prepayments.......................................................... 28
        3.5  Order of Application................................................. 29
        3.6  Sharing.............................................................. 31
        3.7  Interest Rates....................................................... 31
        3.8  Interest Periods..................................................... 32
        3.9  Basis Unavailable or Inadequate for LIBOR Rate....................... 33
        3.10 Additional Costs..................................................... 33
        3.11 Change in Laws....................................................... 34
        3.12 Funding Loss......................................................... 34
        3.13 Foreign Lenders, Participants, and Purchasers........................ 34
        3.14 Fees................................................................. 34

SECTION 4.   COLLATERAL PROCEDURES................................................ 35
        4.1  Eligible Collateral.................................................. 35
        4.2  Borrowing Base....................................................... 35
        4.3  Collateral Delivery.................................................. 35
        4.4  Bailee and Agent..................................................... 36
        4.5  Shipment for Sale.................................................... 36
        4.6  Shipment for Correction.............................................. 37
        4.7  Release of Collateral................................................ 37

SECTION 5.   CONDITIONS PRECEDENT................................................. 37

SECTION 6.   REPRESENTATIONS AND WARRANTIES....................................... 38
        6.1  Purpose of Credit.................................................... 38
        6.2  About the Companies.................................................. 38
        6.3  Authorization and Contravention...................................... 38

                                      (i)    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

       6.4   Binding Effect....................................................... 39
       6.5   Fiscal Year.......................................................... 39
       6.6   Current Financials................................................... 39
       6.7   Debt................................................................. 39
       6.8   Solvency............................................................. 39
       6.9   Litigation........................................................... 39
       6.10  Transactions with Affiliates......................................... 39
       6.11  Taxes................................................................ 39
       6.12  Employee Plans....................................................... 39
       6.13  Property and Liens................................................... 40
       6.14  Intellectual Property................................................ 40
       6.15  Environmental Matters................................................ 40
       6.16  Government Regulations............................................... 40
       6.17  Insurance............................................................ 40
       6.18  Appraisals........................................................... 40
       6.19  Full Disclosure...................................................... 41

SECTION 7.   AFFIRMATIVE COVENANTS................................................ 41
       7.1   Reporting Requirements............................................... 41
       7.2   Use of Proceeds...................................................... 42
       7.3   Books and Records.................................................... 42
       7.4   Inspections.......................................................... 42
       7.5   Taxes................................................................ 42
       7.6   Expenses............................................................. 42
       7.7   Maintenance of Existence, Assets, and Business....................... 43
       7.8   Insurance............................................................ 43
       7.9   Take-Out Commitments................................................. 43
       7.10  Appraisals........................................................... 43
       7.11  Indemnification...................................................... 43

SECTION 8.   NEGATIVE COVENANTS................................................... 44
       8.1   Debt................................................................. 44
       8.2   Liens................................................................ 45
       8.3   Loans, Advances, and Investments..................................... 46
       8.4   Distributions........................................................ 47
       8.5   Merger or Consolidation.............................................. 47
       8.6   Liquidations and Dispositions of Assets.............................. 47
       8.7   Use of Proceeds...................................................... 47
       8.8   Transactions with Affiliates......................................... 47
       8.9   Employee Plans....................................................... 47
       8.10  Compliance with Laws and Documents................................... 47
       8.11  Government Regulations............................................... 48
       8.12  Fiscal Year Accounting............................................... 48
       8.13  New Businesses....................................................... 48
       8.14  Assignment........................................................... 48
       8.15  Other Facilities..................................................... 48

SECTION 9.   FINANCIAL COVENANTS.................................................. 48
       9.1   Net Worth............................................................ 48
       9.2   Leverage............................................................. 49

                                     (ii)    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

      9.3    Cash Flow............................................................ 49
      9.4    Servicing Portfolio.................................................. 49
      9.5    Debt to Servicing Portfolio.......................................... 49

SECTION 10.  DEFAULTS AND REMEDIES................................................ 49
      10.1   Default.............................................................. 49
      10.2   Remedies............................................................. 51
      10.3   Right of Offset...................................................... 51
      10.4   Waivers.............................................................. 51
      10.5   Performance by Agent................................................. 52
      10.6   No Responsibility.................................................... 52
      10.7   No Waiver............................................................ 52
      10.8   Cumulative Rights.................................................... 52
      10.9   Rights of Individual Lenders......................................... 52
      10.10  Notice to Agent...................................................... 53
      10.11  Costs................................................................ 53

SECTION 11  AGENT................................................................. 53
      11.1   Authorization and Action............................................. 53
      11.2   Agent's Reliance, Etc................................................ 53
      11.3   Agent and Affiliates................................................. 53
      11.4   Credit Decision...................................................... 54
      11.5   Indemnification...................................................... 54
      11.6   Successor Agent...................................................... 54
      11.7   Inspection........................................................... 55

SECTION 12.  MISCELLANEOUS........................................................ 55
      12.1   Nonbusiness Days..................................................... 55
      12.2   Communications....................................................... 55
      12.3   Form and Number of Documents......................................... 55
      12.4   Exceptions to Covenants.............................................. 55
      12.5   Survival............................................................. 55
      12.6   Governing Law........................................................ 55
      12.7   Invalid Provisions................................................... 55
      12.8   Conflicts Between Loan Documents..................................... 56
      12.9   Discharge and Certain Reinstatement.................................. 56
      12.10  Amendments, Consents, Conflicts, and Waivers......................... 56
      12.11  Multiple Counterparts................................................ 56
      12.12  Parties.............................................................. 57
      12.13  Participations....................................................... 57
      12.14  Transfers............................................................ 58
      12.15  Jurisdiction; Venue; Service of Process; and Jury Trial.............. 58
      12.16  Limitation of Liability.............................................. 59
      12.17  Entire Agreement..................................................... 59
      12.18  Restatement of Existing Loan Agreement, Repayment of Non-Participating
             Existing Lenders, and Settlement of Funds............................ 59

                                     (iii)   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

                             SCHEDULES AND EXHIBITS


           Schedule 2              -             Lenders and Commitments
           Schedule 4.1            -             Eligibility Conditions
           Schedule 4.2            -             Borrowing-Base Calculations
           Schedule 4.3            -             Collateral Procedures
           Schedule 5              -             Closing Conditions
           Schedule 6.2            -             Companies
           Schedule 6.9            -             Litigation and Judgments
           Schedule 6.10           -             Affiliate Transactions

           Exhibit A-1             -             Amended and Restated Warehouse Note
           Exhibit A-2             -             Amended and Restated Swing Note
           Exhibit A-3             -             Amended and Restated Working-
                                                  Capital Note
           Exhibit A-4             -             Amended and Restated Term-Line Note
           Exhibit B               -             Amended and Restated Guaranty
           Exhibit C-1             -             Amended and Restated Security
                                                  Agreement
           Exhibit C-2             -             Financing Statement
           Exhibit C-3             -             Shipping Request
           Exhibit C-4             -             Bailee Letter for Investors
           Exhibit C-5             -             Bailee Letter for Pool Custodian
           Exhibit C-6             -             Trust Receipt and Agreement
           Exhibit C-7             -             Release Request
           Exhibit D-1             -             Borrowing Request
           Exhibit D-2             -             Collateral-Delivery Notice
           Exhibit D-3             -             Borrowing-Base Report
           Exhibit D-4             -             Take-Out Report
           Exhibit D-5             -             Management Report
           Exhibit D-6             -             Compliance Certificate
           Exhibit D-7             -             Collateral-Conversion Notice
           Exhibit E               -             Opinion of Counsel
           Exhibit F-1             -             Amendment
           Exhibit F-2             -             Assignment and Assumption Agreement

                                     (iv)    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     THIS AMENDED AND RESTATED LOAN AGREEMENT is entered into as of January 31, 1997, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), the Lenders described below, and BANK ONE, TEXAS, N.A., as Agent for Lenders.

                     (See SECTION 1.1 for defined terms.)

     A. Borrower, certain lenders, and Agent are parties to the Loan Agreement (as renewed, extended, or amended, the "EXISTING LOAN AGREEMENT") dated as of July 12, 1995, providing for, among other things, (i) a revolving line of credit to finance Borrower's Mortgage Loan origination and acquisition until those Mortgage Loans are sold in the secondary market, (ii) a sublimit of that revolving line of credit to pay certain Servicing Payments, and (iii) a line of credit with a term conversion feature to repay certain of Borrower's then-existing-term Debt and to finance Borrower's Servicing Portfolio origination and acquisition.

     B. Borrower has requested that the lenders under the Existing Loan Agreement (collectively, the "EXISTING LENDERS") entirely amend, modify, and restate the Existing Loan Agreement in the form of this agreement in order to, among other things, (i) renew, increase, and extend the indebtedness under the Existing Loan Agreement, (ii) increase the aggregate Warehouse and Term-Line Commitments, (iii) eliminate the receivables sublimit under the Warehouse Commitment and add a new Working-Capital Commitment, (iv) amend certain existing sublimits, (v) add new Second-Lien and Repurchase Sublimits under the Warehouse Commitment, and (vi) modify certain financial covenants.

     C. Upon and subject to the terms and conditions of this agreement, Lenders are willing to entirely amend and restate the Existing Loan Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree that the Existing Loan Agreement shall be amended and restated in its entirety, as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, the following provisions apply to each Loan Document, and annexes, exhibits, and schedules to -- and certificates, reports, and other writings delivered under -- the Loan Documents.

     1.1       DEFINITIONS.

     "ACKNOWLEDGMENT AGREEMENT" means, at any time and as applicable, the form of Acknowledgment Agreement then required by (a) FHLMC to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FHLMC, completed and executed by Borrower, Agent, (if necessary) each Lender, and FHLMC, and otherwise in form acceptable to Agent, together with every supplement to and replacement for that agreement in accordance with the FHLMC Guide, (b) FNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FNMA, completed and executed by Borrower, Agent, (if necessary) each Lender, and FNMA, and otherwise in form acceptable to Agent, together with every supplement to and replacement for that agreement in accordance with the FNMA Guide, and (c) GNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools guaranteed by GNMA, completed and executed by Borrower, Agent, (if necessary) each Lender, and GNMA, and otherwise in form acceptable to Agent, together with every supplement to and replacement for that agreement in accordance with the GNMA Guide.

                                             AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "ADJUSTED-NET WORTH" means, at any time, the sum (without duplication) of
(a) the Companies' consolidated stockholders' equity plus (b) any Permitted Debt outstanding under the Revolving Subordinated Loan Agreement between Borrower and Guarantor referred to in SECTION 8.1(C).

     "ADJUSTED-TANGIBLE-NET WORTH" means, at any time, the sum (without duplication) of (a) the Companies' consolidated stockholders' equity, plus (b) the lesser of either (i) 1.25% of the Servicing Portfolio or (ii) the Appraised Value of the Servicing Portfolio, minus (c) purchased servicing, originated mortgage servicing rights (sometimes known in the industry as "OMSRs"), deferred excess servicing, rights with respect to the foregoing, and unamortized debt discount and expense, minus (d) treasury stock, minus (e) any surplus resulting from the write-up of assets, minus (f) goodwill, including, without limitation, any amounts representing the excess of the purchase price paid for acquired assets, stock, or interests over the book value assigned to them, minus (g) patents, trademarks, service marks, trade names, and copyrights, minus (h) Borrower's direct and indirect guaranties of Debt of any other Person, minus (i) Borrower's obligation with respect to letters of credit, acceptances, and similar obligations, minus (j) other intangible assets, plus (k) any Permitted Debt expressly subordinated to the Obligation.

     "AFFILIATE" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "Affiliates" of each other.

     "AGENT" means, at any time, Bank One, Texas, N.A. (or its successor appointed under SECTION 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Loan Documents.

     "AGENT'S REQUEST" is defined in SECTION 2.3(F).

     "APPLICABLE-COVERED RATE" means -- for each Borrowing-Purpose Category in the table below --the annual interest rate stated beside that category:

          ====================================================================
                  Borrowing-Purpose Category      Applicable-Covered Rate
          ====================================================================
          Gestation Borrowings                                  0.850%
          --------------------------------------------------------------------
          Repurchase Borrowings                                 1.375%
          --------------------------------------------------------------------
          Uncommitted-B/C-Paper Borrowings                      2.000%
          --------------------------------------------------------------------
          Other Warehouse Borrowings                            1.250%
          --------------------------------------------------------------------
          Working-Capital Borrowings                            1.500%
          --------------------------------------------------------------------
          Term-Line Borrowings                                  2.000%
          ====================================================================

                                       2     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "APPLICABLE MARGIN" means -- for each Borrowing-Purpose Category and relevant Borrowing-Price Category in the table below -- the positive or negative interest margin beside those categories:

            Borrowing-Purpose Category    Borrowing-Price Category  Applicable Margin
          ==============================================================================
          Gestation Borrowings          Base Rate                         0.000%
          ------------------------------------------------------------------------------
                                        Fed-Funds Rate or LIBOR           0.850%
          ------------------------------------------------------------------------------
          Swing Borrowings              Base Rate                         0.000%
          ------------------------------------------------------------------------------
                                        Fed-Funds Rate                    1.250%
          ------------------------------------------------------------------------------
          Uncommitted-B/C-Paper         Base Rate                         1.000%
          Borrowings
          ------------------------------------------------------------------------------
                                        Fed-Funds Rate or LIBOR           2.000%
          ------------------------------------------------------------------------------
          Repurchase Borrowings         Base Rate                         0.000%
          ------------------------------------------------------------------------------
                                        Fed-Funds Rate or LIBOR           1.375%
          ------------------------------------------------------------------------------
          Other Warehouse Borrowings    Base Rate                         0.000%
          ------------------------------------------------------------------------------
                                         Fed-Funds Rate or LIBOR           1.250%
          ------------------------------------------------------------------------------
          Working-Capital Borrowings    Base Rate                         0.500%
          ------------------------------------------------------------------------------
                                        Fed-Funds Rate or LIBOR           1.500%
          ------------------------------------------------------------------------------
          Term-Line Borrowings          Base Rate                         1.000%
                                        Fed-Funds Rate or LIBOR           2.000%
          ==============================================================================

     "APPRAISAL" means, for any Mortgage Loan, a written statement of the market value of the real property securing it.

     "APPRAISAL LAW" means any Law that is applicable to appraisals of mortgaged-residential property in connection with transactions involving that property, including, without limitation, Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. Chapter I, Part 34, Subpart C, 12 C.F.R. Chapter II, Subchapter A, Part 225, Subpart G, and 12 C.F.R. Chapter III, Subchapter B, Part 323.

     "APPRAISED VALUE" means -- at any time -- the appraised value of the Servicing Portfolio determined in the appraisal most recently delivered to Agent by an appraiser and in a manner and form satisfactory to Agent.

     "APPROVED INVESTOR" means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on lists (separate lists will be maintained for Committed-B/C-Paper Borrowings, Second-Lien Borrowings, and for all other Warehouse Borrowings) agreed to by Agent and Borrower -- which lists Agent shall furnish to any Lender upon request -- as those lists may be amended from time to time (i) by Borrower and Agent to remove or add other names as Agent and Borrower may agree, (ii) by either Agent or Determining Lenders to remove any such other Person after Agent has or Determining Lenders have given to Borrower notice of -- and an opportunity to discuss -- the proposed removal of that Person, or (iii) automatically -- without signing by any party -- to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- other than as a creditor or claimant -- that could suspend or otherwise adversely affect

                                       3     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
the Rights of any Company, Agent, or any Lender in connection with the transactions contemplated in the Loan Documents. With respect to Jumbo Loans, the term "Approved Investor" will be deemed to refer to an Approved-Jumbo Investor.

     "APPROVED-JUMBO INVESTOR" means (a) FHLMC, FNMA, and GNMA and (b) any other Person from time to time named on a list agreed to by Agent and Borrower -- which Agent shall furnish to any Lender upon request -- as that list may be amended from time to time (i) by Borrower and Agent to remove or add other names as Agent and Borrower may agree, (ii) by either Agent or Determining Lenders to remove any such other Person after Agent has or Determining Lenders have given to Borrower notice of -- and an opportunity to discuss -- the proposed removal of that Person, or (iii) automatically -- without signing by any party -- to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- other than as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of either Borrower, Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

     "APPROVED PMI" means any private-mortgage insurance company from time to time named on a list agreed to by Agent and Borrower -- which Agent shall furnish to any Lender upon request -- as that list may be amended from time to time (a) by Borrower and Agent to remove or add other names as Agent and Borrower may agree, (b) by either Agent or Determining Lenders to remove any Person on the list after Agent has or Determining Lenders have given to Borrower notice of -- and an opportunity to discuss -- the proposed removal of that Person, or (c) automatically -- without signing by any party --to remove any such Person who then (i) is not Solvent, (ii) fails to pay its debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- other than as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of Borrower, Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

     "ASSIGNMENT" means an Assignment and Assumption Agreement executed by a selling Lender and a Purchaser under SECTION 12.12 and SECTION 12.14 and delivered to Agent in substantially the form of EXHIBIT F-2.

     "AVERAGE-ADJUSTED-BASE RATE" means, for any period, an annual interest rate equal to the quotient of (a) the sum of the Base Rate plus the Applicable Margin for each calendar day during that period divided by (b) the number of days during that period.

     "AVERAGE-ADJUSTED-FED-FUNDS RATE" means, for any period, an annual interest rate equal to the quotient of (a) the sum of the Fed-Funds Rate plus the Applicable Margin for each calendar day during that period divided by (b) the number of days during that period.

     "AVERAGE-ADJUSTED-LIBOR RATE" means, for any period, an annual interest rate equal to the quotient of (a) the sum of LIBOR plus the Applicable Margin for each calendar day during that period divided by (b) the number of days during that period.

     "AVERAGE-DEPOSITARY BALANCES" means, for any period and for any Depositary,
(a) the quotient of (i) the sum of that Depository's Eligible Balances as of the close of business for each calendar day (which for any day that is not a Business Day are deemed for this definition to be those balances for the preceding Business Day) during that period divided by (ii) the number of calendar days during that period minus (b) amounts necessary to satisfy any deposit insurance, reserve, special deposit, Tax (other than that Depository's general corporate income or franchise Taxes), duty, or other imposition (in each case at the applicable rates)

                                       4     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
requirements applicable to that Depository for those accounts, minus (c) amounts required to compensate that Depository for direct processing and transaction costs and other services rendered in connection with those accounts in accordance with that Depository's system of charges for similar accounts, minus
(d) unless otherwise paid directly to that Depository, any amounts in those accounts utilized as of that day in the calculation of interest on any other Debt payable by any Company to that Depository or any other Person.

     "AVERAGE-PRINCIPAL DEBT" means, for any period and any Lender, the quotient of (a) the sum of the Principal Debt owed to that Lender as of the close of business for each calendar day (which for any day that is not a Business Day is deemed for this definition to be the Principal Debt as of the close of business for the preceding Business Day) divided by (b) the number of days during that period.

     "BAILEE LETTER" means, as applicable under the circumstances, one of the letters executed and delivered by Agent in substantially the form of EXHIBIT C-4 or EXHIBIT C-5.

     "BASE RATE" means an annual interest rate equal from day to day to the floating annual interest rate established by Agent from time to time as its base-rate of interest, which may not be the lowest interest rate charged by Agent on loans similar to Borrowings.

     "BASE-RATE BORROWING" means any Borrowing bearing interest at the Average-Adjusted-Base Rate.

     "B/C-PAPER SUBLIMIT" means $35,000,000.

     "BORROWER" is defined in the preamble to this agreement.

     "BORROWING" means any amount disbursed (a) by any Lender to Borrower under the Loan Documents as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC, or (b) by Agent or any Lender in accordance with, and to satisfy a Company's obligations under, any Loan Document.

     "BORROWING BASE" means, at any time, the sum of the various borrowing bases set forth on SCHEDULE 4.2.

     "BORROWING-BASE REPORT" means a report executed by Agent and delivered to Borrower and Lenders in substantially the form of EXHIBIT D-3.

     "BORROWING DATE" means, for any Borrowing, the date it is disbursed.

     "BORROWING EXCESS" means, at any time, the amount by which any of the limitations of SECTION 2.1 are exceeded.

     "BORROWING-PRICE CATEGORY" means any category of Borrowing determined with respect to the applicable interest option, e.g., a Base-Rate Borrowing, Fed-Funds Borrowing, or LIBOR Borrowing.

     "BORROWING-PURPOSE CATEGORY" means any category of Borrowing determined with respect to its purpose, e.g., a (a) Warehouse Borrowing, which may be a Dry Borrowing, Wet Borrowing, Gestation Borrowing, Swing Borrowing, Committed-B/C-Paper Borrowing, Uncommitted-B/C-Paper Borrowing, Second-Lien Borrowing, or Repurchase Borrowing, (b) Working-Capital Borrowing, which may be a P&I Borrowing, T&I Borrowing, or Foreclosure Borrowing, or (c) Term-Line Borrowing.

                                       5     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "BORROWING REQUEST" means a request executed by a Responsible Officer of Borrower requesting a Borrowing and delivered to Agent in substantially the form of EXHIBIT D-1.

     "BUSINESS DAY" means (a) for purposes of any LIBOR Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all other purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by applicable Laws to be closed in Texas.

     "CALENDAR MONTH" means that portion of a calendar month that occurs at any time from the date of this agreement to the date that the Obligation is paid in full and all commitments to lend under this agreement have terminated or been canceled.

     "CALENDAR QUARTER" means that portion of any calendar quarter that occurs at any time from the date of this agreement to the date that the Obligation is paid in full and all commitments to lend under this agreement have terminated or been canceled.

     "CMLTD" means current maturities of long-term debt (inclusive of the term debt extended under this agreement), plus current maturities of capital leases.

     "CASH FLOW" means -- for any period on a consolidated basis for Borrower and in accordance with GAAP, consistently applied -- the sum of (a) net income (calculated as profit or loss after deducting tax expense and after recognizing extraordinary losses and extraordinary gains but not non-cash income tax recoveries) plus (b) to the extent actually deducted in calculating net income, depreciation, and amortization minus (c) to the extent actually included in calculating net income, any non-cash revenue minus (d) any Distributions paid to Guarantor.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601 et seq.

     "CLOSING DATE" means January 31, 1997.

     "COLLATERAL" means all Collateral as defined in the Security Agreement or as otherwise delivered by any Person as security for the Obligation.

     "COLLATERAL-CONVERSION NOTICE" means a notice executed by Borrower and delivered to Agent in substantially the form of EXHIBIT D-7.

     "COLLATERAL-DELIVERY NOTICE" means a notice executed by Borrower and delivered to Agent in substantially the form of EXHIBIT D-2.

     "COLLATERAL DOCUMENTS" means the documents and other items described on
SCHEDULE 4.3 and required to be delivered to Agent under SECTION 4.3.

     "COMBINED COMMITMENT" means, at any time and for any Lender, the sum of that Lender's (a) Warehouse Commitment, (b) Working-Capital Commitment, and (c) Term-Line Commitment.

     "COMMITMENT PERCENTAGE" means, at any time for any Lender, (a) in relation to the Warehouse Commitment, the proportion (stated as a percentage) that its Warehouse Commitment bears to the total Warehouse Commitments of all Lenders,
(b) in relation to the Working-Capital Commitment, the proportion (stated as a percentage) that its Working-Capital Commitment bears to the total Working-Capital Commitments

                                       6     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
of all Lenders, (c) in relation to the Term-Line Commitment, the proportion (stated as a percentage) that its Term-Line Commitment bears to the total Term-Line Commitments of all Lenders, and (d) in relation to the determination of Determining Lenders, the proportion (stated as a percentage) that its Combined Commitment bears to the total Combined Commitments of all Lenders.

     "COMMITTED-B/C-PAPER BORROWING" means a Warehouse Borrowing that is (a) a Ratable Borrowing or Swing Borrowing, (b) subject to the B/C-Paper Sublimit and
(c) supported by the Borrowing Base for Eligible-Committed-B/C-Paper Loans.

     "COMPANIES" means (a) at any time, Borrower and each of its Subsidiaries, and (b) where appropriate in respect of any period unless otherwise provided, includes all of their operations during that period whether discontinued or not.

     "COMPLIANCE CERTIFICATE" means a certificate executed by a Responsible Officer of Borrower and delivered to Agent in substantially the form of EXHIBIT D-6.

     "CONVENTIONAL LOAN" means a Mortgage Loan that (a) is not a FHA Loan or VA Loan but (b) complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional-mortgage-purchase contract.

     "CORRECTION PERIOD" means 14 calendar days for any Collateral Documents shipped under SECTION 4.6 for correction.

     "CURRENT FINANCIALS" means either (a) the Companies' Financials for the year ended December 31, 1995, and for the 11 months ended November 30, 1996, or
(b) at any time after the Companies' annual Financials are first delivered under
SECTION 7.1, the Companies' annual Financials then most recently delivered to Agent and subsequent monthly Financials then most recently delivered to Agent.

     "DEBT", for any Person and without duplication, means (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that under GAAP should be capitalized for financial reporting purposes, and (d) all guaranties, endorsements, and other contingent obligations with respect to Debt of others or in respect of any Employee Plan.

     "DEBTOR LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

     "DEFAULT" is defined in SECTION 10.1.

     "DEFAULT RATE" means, for any day, an annual interest rate equal to the lesser of either (a) the Fed-Funds Rate plus 5% or (b) the Maximum Rate.

     "DEPOSITARY" means any Lender with whom Borrower maintains non-interest bearing demand deposit accounts in its name.

     "DETERMINING LENDERS" means, at any time, any combination of Lenders whose
(a) Termination Percentages total at least 66 2/3% at any time on or after the Warehouse-Actual-Termination Date, or (b) Commitment Percentages total at least 66 2/3% at all other times.

                                       7     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "DISTRIBUTION" means, at any time and with respect to any shares of any capital stock or other equity securities issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend with respect to those securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     "DRY BORROWING" means a Warehouse Borrowing for which all of the Collateral Documents have been delivered to Agent in accordance with SECTION 4.3.

     "ELIGIBLE BALANCES" means, for any calendar day and any Depositary, the sum (which for any day that is not a Business Day is deemed for this definition to be that sum as determined as of the close of business on the preceding Business
Day) of collected balances as of the close of business on that day in all identified non-interest bearing demand deposit accounts or money market zero reserve accounts of or maintained by Borrower with that Depositary.

     "ELIGIBLE-COMMITTED-B/C-PAPER LOAN" is defined in SCHEDULE 4.1.

     "ELIGIBLE-FORECLOSURE RECEIVABLE" is defined in SCHEDULE 4.1.

     "ELIGIBLE-GESTATION COLLATERAL" is defined in SCHEDULE 4.1.

     "ELIGIBLE-MORTGAGE COLLATERAL" means, at any time, all Eligible-Mortgage Loans and all Eligible-Mortgage Securities.

     "ELIGIBLE-MORTGAGE LOAN" is defined in SCHEDULE 4.1.

     "ELIGIBLE-MORTGAGE SECURITY" is defined in SCHEDULE 4.1.

     "ELIGIBLE-P&I RECEIVABLE" is defined in SCHEDULE 4.1.

     "ELIGIBLE-REPURCHASED LOAN" is defined in SCHEDULE 4.1.

     "ELIGIBLE-SECOND-LIEN LOAN" is defined in SCHEDULE 4.1.

     "ELIGIBLE-SERVICING PORTFOLIO" is defined in SCHEDULE 4.1.

     "ELIGIBLE-T&I RECEIVABLE" is defined in SCHEDULE 4.1.

     "ELIGIBLE-UNCOMMITTED-B/C-PAPER LOAN" is defined in SCHEDULE 4.1.

     "EMPLOYEE PLAN" means any employee-pension-benefit plan (a) covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (other than a Multiemployer Plan) or (b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Laws of any foreign country.

     "ENVIRONMENTAL LAW" means any applicable Law that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
(S) 6901 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide, and

                                       8     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

Rodenticide Act (7 U.S.C. (S) 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. (S) 201 and (S) 300f et seq.), the Rivers and Harbors Act (33 U.S.C. (S) 401 et seq.), the Oil Pollution Act (33 U.S.C. (S) 2701 et seq.), analogous state and local Laws, and any analogous future enacted or adopted Laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA AFFILIATE" means any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the IRC.

     "EXISTING LENDERS" is defined in the recitals of this agreement.

     "EXISTING LOAN AGREEMENT" is defined in the recitals of this agreement.

     "FED-FUNDS BORROWING" means any Borrowing bearing interest at the Average-Adjusted-Fed-Funds Rate.

     "FED-FUNDS RATE" means, for any day, the annual interest rate -- rounded upwards, if necessary, to the nearest 0.01% -- determined by Agent to be either
(a) the weighted average of the rates on overnight-federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers for that day (or, if not a Business Day on the preceding Business Day) as published by the Federal Reserve Bank of New York (as published by Knight-Ridder, page 73, utilizing the Fed-Effective Rate), or (b) if not so published for any day, the average of the quotations for that day on those transactions received by Agent from three federal-funds brokers of recognized standing it may select.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Development.

     "FHA LOAN" means a Mortgage Loan which is either (a) fully or partially insured by FHA under the National Housing Act or Title V of the Housing Act of 1949, (b) subject to a current, binding, and enforceable commitment issued by FHA for that insurance, or (c) eligible for direct endorsement under the FHA Direct Endorsement Program.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FINANCIALS" of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     "FNMA" means the Federal National Mortgage Association.

     "FORECLOSURE BORROWING" means a Working-Capital Borrowing that is (a) a Ratable Borrowing, (b) supported by the Borrowing Base for Receivables, and (c) to be used by Borrower to reimburse itself for a Foreclosure Payment it has made.

                                       9     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "FORECLOSURE PAYMENT" means the unreimbursed purchase price paid by Borrower to repurchase a defaulted Mortgage Loan out of a Mortgage Pool in accordance with Borrower's obligations under the applicable Servicing Contract.

     "FUNDING LOSS" means any reasonable, out-of-pocket loss or expense that any Lender incurs because Borrower (a) fails or refuses, for any reason other than a default by the Lender claiming that loss or expense, to take any LIBOR Borrowing that it has requested under this agreement, or (b) prepays or pays any LIBOR Borrowing at any time other than the last day of the applicable Interest Period.

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     "GESTATION BORROWING" means a Warehouse Borrowing that is (a) a Ratable Borrowing, (b) subject to the Gestation Sublimit, and (c) supported by the Borrowing Base for Gestation Collateral.

     "GESTATION SUBLIMIT" means, at any time, 50% of the total Warehouse Commitments.

     "GNMA" means the Government National Mortgage Association.

     "GUARANTOR" means Matrix Capital Corporation, a Colorado corporation.

     "GUARANTY" means an Amended and Restated Guaranty in substantially the form of EXHIBIT B.

     "GUIDE" means the following, as applicable under the circumstances, for (a) FHLMC, the Freddie Mac Sellers' & Servicers' Guide, (b) FNMA, the Fannie Mae Servicing Guide, and (c) GNMA, as applicable, either (i) the GNMA I Mortgage Securities Guide, Handbook GNMA 5500.1REV-6, or (ii) the GNMA II Mortgage Securities Guide, Handbook GNMA 5500.2.

     "HAZARDOUS SUBSTANCE" means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of (S) 101(14) of CERCLA.

     "HEDGE CONTRACT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for -- or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps, (c) interest-rate swaps, and (d) interest-rate-hedging products.

     "INTEREST PERIOD" is determined in accordance with SECTION 3.8.

     "IRC" means the Internal Revenue Code of 1986.

     "JUMBO LOAN" means a Mortgage Loan (other than a FHA Loan or VA Loan) that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect except that the amount of it exceeds the maximum loan amount under those requirements.

                                       10    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "JUMBO SUBLIMIT", at any time, means, except as otherwise approved by Agent in writing, (a) for all Jumbo Loans, 35% of the total Warehouse Commitments, and
(b) for any Jumbo Loan in excess of $750,000, only the first $750,000.

     "LAWS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     "LC" means a standby letter of credit issued by Agent or any of its Affiliates under this agreement and under an LC Agreement.

     "LC AGREEMENT" means a letter of credit application and agreement (in form and substance satisfactory to Agent) submitted and executed by Borrower to Agent or any of its Affiliates for an LC for the account of any Company.

     "LC EXPOSURE" means, without duplication, the sum of (a) the total face amount of all undrawn and uncancelled LCs plus (b) the total unpaid reimbursement obligations of Borrower under drawings or drafts under any LC.

     "LC REQUEST" means a request by Borrower to Agent by electronic device or in writing (in form acceptable to Agent) for an LC.

     "LENDER LIEN" means any present or future first-priority (except as otherwise specifically provided in the Loan Documents) Lien securing the Obligation and assigned, conveyed, and granted to or created in favor of Agent for the benefit of Lenders under the Loan Documents.

     "LENDERS" means the financial institutions -- including, without limitation, Agent in respect of its share of Borrowings -- named on SCHEDULE 2 or on the most-recently-amended SCHEDULE 2, if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

     "LIBOR" means, for a LIBOR Borrowing, the annual interest rate -- rounded upwards, if necessary, to the nearest 0.01% -- equal to the annual interest rate -- rounded upwards, if necessary to the nearest 0.01% -- that is (a) the rate determined by Agent -- at approximately 10:00 a.m. on the second Business Day before the applicable Interest Period -- as the rate reported by Telerate Mortgage Services or Knight-Ridder for deposits in United States dollars in the London interbank market that are comparable in amount and maturity of that Borrowing, or (b) if Agent cannot determine that rate, then the rate that deposits in United States dollars are offered to Agent in the amount of that LIBOR Borrowing in the London interbank market -- at approximately 11:00 a.m., London, England, time on the third Business Day before the applicable Interest Period -- for deposits comparable in amount and maturity of that Borrowing.

     "LIBOR BORROWING" means any Borrowing (other than a Swing Borrowing) that bears interest at the Average-Adjusted-LIBOR Rate.

     "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     "LITIGATION" means any action by or before any Tribunal.

                                       11    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "LOAN DOCUMENTS" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation, (c) all LCs and LC Agreements, and (d) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "MANAGEMENT REPORT" means a report delivered by a Responsible Officer of Borrower to Agent in substantially the form of EXHIBIT D-5.

     "MARKET VALUE" means, at any time (a) for Mortgage Loans -- except as provided in CLAUSE (B) below -- a market value based upon the then-most recent posted net yield for 30-day mandatory future delivery furnished by FNMA and published and distributed by Telerate Mortgage Services or Knight-Ridder or (if that posted net yield is not available from these services) obtained by Agent from FNMA, (b) for Jumbo Loans or any other Mortgage Loan when the posted rate is not available from FNMA, the value determined in good faith by Agent, and (c) for Mortgage Securities, the applicable Take-Out Prices, as detailed in the then most-recent Take-Out Report delivered by Borrower under this agreement of all Take-Out Commitments relating to Mortgage Securities.

     "MATERIAL-ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the commitments under this agreement are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) impairment of Borrower's or Guarantor's ability to perform any of its payment or other material obligations under any Loan Document or (ii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on Borrower's individual financial condition or the Companies' consolidated financial condition as represented to Lenders in the Current Financials most recently delivered before the date of this agreement, (c) material and adverse effect on any Collateral, or (d) Default or Potential Default.

     "MATERIAL AGREEMENT" means, for any Person, any agreement to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon less than 30-days notice without liability for further payment other than nominal penalty, and the default under which or cancellation or forfeiture of which would be a Material-Adverse Event.

     "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for any day and for any Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, the Lender is permitted to contract for, charge, take, reserve, or receive on its portion of the Obligation.

     "MORTGAGE COLLATERAL" means all Mortgage Loans, Mortgage Securities, and related Collateral Documents offered as Collateral under the Loan Documents.

     "MORTGAGE-COLLATERAL GROUP" is defined on SCHEDULE 4.2.

     "MORTGAGE LOAN" means a loan that is not a construction or non-residential commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first-priority Lien (except as otherwise specifically provided in the Loan Documents) on residential-real property.

     "MORTGAGE POOL" means a (a) "group" or "grouping" of Mortgage Loans assembled in accordance with -- and as that term is used in -- the FHLMC Guide,
(b) "pool" of Mortgage Loans assembled in accordance with -- and as that term is used in -- the FNMA Guide or the GNMA I Guide, (c) "pool" of

                                       12    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

Mortgage Loans or a "loan package" consisting of Mortgage Loans assembled in accordance with -- and as those terms are used in -- the GNMA II Guide, or (d) any other pool of Mortgage Loans assembled by an Approved Investor securing -- and providing for pass-through payments of principal and interest on -- its Mortgage Securities.

     "MORTGAGE SECURITY" means a security -- in respect of an underlying pool of related Mortgage Loans -- that provides for payment by the issuer to the holder of specified principal installments and a fixed-interest rate on the unpaid balance, with all prepayments being passed through to the holder, and is issued in certificate or book-entry form.

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Laws of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     "NET INCOME" means, for any period and any Person, the amount that should, in accordance with GAAP, be reflected on that Person's income statement as net income (reflecting that Person's profit or loss after deducting its Tax expense) for that period after deduction of any minority interests.

     "NET WORTH" means, for any period and any Person, that Person's stockholder's equity as determined under GAAP.

     "NOTES" means the Warehouse Notes, Swing Note, Working-Capital Notes, and Term-Line Notes.

     "OBLIGATION" means all (a) present and future indebtedness, obligations, and liabilities of Borrower to Agent or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) all present and future indebtedness, obligations, and liabilities of Borrower to Agent or any Lender in respect of any Hedge Contract, (c) amounts that would become due but for operation of 11 U.S.C. (S)(S) 502 and 503 or any other provision of Title 11 of the United States Code, and all renewals, extensions, and modifications of any of the foregoing, and (d) pre- and post-maturity interest on any of the foregoing, including, without limitation, all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law.

     "PARTICIPANT" is defined in SECTION 12.13.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "PERMITTED DEBT" is defined in SECTION 8.1.

     "PERMITTED LIENS" is defined in SECTION 8.2.

     "PERMITTED LOANS/INVESTMENTS" is defined in SECTION 8.3.

     "PERSON" means any individual, entity, or Tribunal.

     "P&I BORROWING" means a Working-Capital Borrowing that is (a) a Ratable Borrowing, (b) supported by the Borrowing Base for Receivables, and (c) to be used by Borrower to make a P&I Payment.

     "P&I PAYMENT" means an unreimbursed advance or payment by Borrower to effect the timely payment of scheduled principal and interest on Mortgage Securities that are backed by a Mortgage Pool serviced by

                                       13    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

Borrower in accordance with Borrower's obligations under the applicable Servicing Contract to cover a short-fall between the principal and interest collected from mortgagors in respect of that Mortgage Pool and the principal and interest due on those Mortgage Securities.

     "POTENTIAL DEFAULT" means any event's occurrence or any circumstance's existence that would --upon any required notice, time lapse, or both -- become a Default.

     "PRINCIPAL DEBT" means, at any time, the outstanding principal balance of all Borrowings.

     "PURCHASER" is defined in SECTION 12.14.

     "RATABLE BORROWING" means a Borrowing that is advanced by Lenders to Borrower in accordance with their Commitment Percentages.

     "REGULATION Q" means Regulation Q promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 17.

     "REGULATION U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221.

     "REGULATION X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224.

     "RELEASE REQUEST" means a Release Request executed and delivered by Borrower to Agent in substantially in the form of EXHIBIT C-7.

     "REPRESENTATIVES" means representatives, officers, directors, employees, attorneys, and agents.

     "REPURCHASE BORROWING" means a Warehouse Borrowing that is (a) a Ratable Borrowing or Swing Borrowing, (b) subject to the Repurchase Sublimit and (c) supported by the Borrowing Base for Eligible-Repurchased Loans.

     "REPURCHASE SUBLIMIT" means $10,000,000.

     "RESPONSIBLE OFFICER" means (a) the chairman, president, chief executive officer, any vice president, or chief financial officer of Borrower to the extent that such officer's name, title, and signature have been certified to Agent by the secretary or an assistant secretary of Borrower or (b) any other officer designated as a "Responsible Officer" in writing to Administrative Agent by any officer in CLAUSE (A) preceding.

     "RIGHTS" means rights, remedies, powers, privileges, and benefits.

     "SECOND-LIEN BORROWING" means a Warehouse Borrowing which is (a) a Ratable Borrowing or Swing Borrowing, (b) subject to the Second-Lien Sublimit, and (c) supported by the Borrowing Base for Eligible-Second-Lien Loans.

     "SECOND-LIEN SUBLIMIT" means $15,000,000.

     "SECURITY AGREEMENT" means the Security Agreement executed by Borrower and Agent in substantially the form of EXHIBIT C-1.

                                       14    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     A "SERVICER" means variously a "seller," "servicer," "issuer," or "lender," as defined or used in the applicable Guide in respect of a Person having Servicing Rights.

     "SERVICING ACCOUNT" means a non-interest bearing deposit account established by Borrower with Agent -- styled and numbered "Matrix Servicing Account," Account No. 1886479342 -- for deposit of P&I Borrowings, T&I Borrowings, Foreclosure Borrowings, and payments on the Obligation related to P&I Borrowings, T&I Borrowings, and Foreclosure Borrowings.

     "SERVICING CONTRACT" means, at any time, a Guide or any other present or future written agreement between an investor and Borrower acting as a servicer -
- or master servicer in the case of a sub-servicing arrangement -- providing for Borrower to service mortgage loans or mortgage pools, as that Guide or agreement may be supplemented by applicable manuals, guides, and Laws.

     "SERVICING PAYMENTS" means P&I Payments, T&I Payments, and Foreclosure Payments.

     "SERVICING PORTFOLIO" means, at any time, the total unpaid principal amount of Mortgage Loans serviced by Borrower for a fee other than any Mortgage Loans serviced by Borrower under a subservicing agreement or a master servicing agreement.

     "SERVICING RECEIVABLES" means, at any time, all Eligible-Foreclosure Receivables, Eligible-P&I Receivables, and Eligible-T&I Receivables.

     "SERVICING RIGHTS" means -- for Borrower and at any time -- all present and future Rights as servicer or master servicer under Servicing Contracts, including, but not limited to, all Rights to receive Servicing Receivables and all other compensation, payments, reimbursements, termination and other fees, and proceeds of any disposition of those Rights.

     "SETTLEMENT ACCOUNT" means a non-interest bearing deposit account established by Borrower with Agent -- styled and numbered "Matrix Settlement Account," Account No. 1886479318 -- for deposit of payments from investors, the settlement of collections from Mortgage Securities in connection with Mortgage Collateral, and deposit of payments on the Obligation.

     "SHIPPING PERIOD" means 45 calendar days (60 calendar days for bond programs) for the Collateral Documents for any Mortgage Loan shipped to or for an investor under SECTION 4.5.

     "SHIPPING REQUEST" means a Shipping Request executed and delivered by Borrower to Agent in substantially the form of EXHIBIT C-3.

     "SOLVENT" means, for any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     "SUBSIDIARY" of any Person means any entity of which at least 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     "SWING BORROWING" means a Warehouse Borrowing that is (a) either a Dry Borrowing or Wet Borrowing but not a Gestation Borrowing or a LIBOR Borrowing,
(b) advanced by Agent to Borrower under the Swing Sublimit, and (c) supported by the Borrowing Base for Mortgage Collateral.

                                       15    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "SWING NOTE" means a promissory note executed and delivered by Borrower, payable to Agent's order, in the stated principal amount of the Swing Sublimit, and substantially in the form of EXHIBIT A-2, as renewed, extended, amended, or replaced.

     "SWING SUBLIMIT" means $15,000,000.

     "TAKE-OUT COMMITMENT" means a binding commitment from an Approved Investor to purchase Mortgage Collateral, acceptable in form and substance to Agent, in favor of Borrower, with respect to which there is be no condition which cannot be reasonably anticipated to be satisfied or complied with before its expiration.

     "TAKE-OUT PRICE" means, at any time, the amount described and calculated as provided on SCHEDULE 4.2.

     "TAKE-OUT REPORT" means a report delivered by Borrower to Agent substantially in the form of EXHIBIT D-4.

     "TAXES" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     "TERM-LINE BORROWING" means a Ratable Borrowing that is (a) advanced to Borrower under the Term-Line Commitment and (b) supported by the Borrowing Base for Term-Line.

     "TERM-LINE COMMITMENT" means -- at any time and for any Lender -- the amount stated beside its name and so designated on SCHEDULE 2, as that schedule may be amended and as that amount may be canceled or terminated under this agreement.

     "TERM-LINE NOTE" means a promissory note executed and delivered by Borrower, payable to a Lender's order, in the stated principal amount of its Term-Line Commitment, and substantially in the form of EXHIBIT A-4, as renewed, extended, or replaced.

     "TERMINATION PERCENTAGE" means -- at any time for any Lender -- the proportion (stated as a percentage) that its Principal Debt bears to the total Principal Debt.

     "T&I BORROWING" means a Working-Capital Borrowing that is (a) a Ratable Borrowing, (b) supported by the Borrowing Base for Receivables, and (c) to be used by Borrower to make a T&I Payment.

     "T&I PAYMENT" means an unreimbursed advance or payment by Borrower to cover tax- and insurance-escrow payments not paid when required by a mortgagor under a Mortgage Loan in accordance with Borrower's obligations under the applicable Servicing Contract.

     "TOTAL-ADJUSTED DEBT" means -- for the Companies, on a consolidated basis, and at any time --the sum of (a) total Debt, minus (b) obligations under repurchase agreements, minus (c) obligations under escrow-arbitrage-type facilities.

     "TRANCHE A" means that portion of Term-Line Borrowings that (a) is advanced for the purpose of leveraging certain portions of Borrower's existing Servicing Portfolio, (b) may not be reborrowed under this agreement on or after the Tranche A-Actual-Termination Date, and (c) may not exceed an amount (as that amount is permanently reduced by payments or prepayments on Tranche A under
SECTION 3 on and after the

                                       16    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

Tranche A-Actual-Termination Date) equal at any time to the lesser of either (i) the total Term-Line Commitments minus Tranche B or (ii) $10,000,000.

     "TRANCHE A-ACTUAL-TERMINATION DATE" means the earlier of either (a) the Tranche A-Stated-Termination Date or (b) the date on which all of the Term-Line Commitments have otherwise terminated or been canceled.

     "TRANCHE A-STATED-TERMINATION DATE" means the earlier of either (a) July 1, 1997, or (b) the 30th calendar day after the calendar day that $10,000,000 of Tranche A has been disbursed (whether or not prepaid) under this agreement.

     "TRANCHE B" means that portion of Term-Line Borrowings that (a) is advanced for the purpose of financing certain Servicing Portfolio acquisitions, (b) may not be reborrowed under this agreement on or after the Tranche B-Actual-Termination Date, and (c) may not exceed an amount (as that amount is permanently reduced by payments or prepayments on Tranche B under SECTION 3 on and after the Tranche B-Actual-Termination Date) equal at any time to the lesser of either (i) the total Term-Line Commitments minus Tranche A or (ii) $20,000,000.

     "TRANCHE B-ACTUAL-TERMINATION DATE" means the earlier of either (a) the Tranche B-Stated-Termination Date or (b) the date on which all of the Term-Line Commitments have otherwise terminated or been canceled.

     "TRANCHE B-STATED-TERMINATION DATE" means the earlier of either (a) July 31, 1998, or (b) the 30th calendar day after the calendar day that at least $18,000,000 of Tranche B has been disbursed (whether or not prepaid) under this agreement.

     "TRIBUNAL" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

     "TRUST RECEIPT" means a Trust Receipt and Agreement executed and delivered by Borrower to Agent in substantially the form of EXHIBIT C-6.

     "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

     "UNCOMMITTED-B/C-PAPER BORROWING" means a Warehouse Borrowing that is (a) a Ratable Borrowing or Swing Borrowing, (b) subject to the Uncommitted-B/C-Paper Sublimit, and (c) supported by the Borrowing Base for Eligible-Uncommitted-B/C-Paper Loans.

     "UNCOMMITTED-B/C-PAPER SUBLIMIT" means $25,000,000.

     "VA" means the Department of Veteran's Affairs.

     "VA LOAN" means a Mortgage Loan (a) the full or partial payment of which is guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code, (b) for which the VA has issued a current binding and enforceable commitment for such a guaranty, or (c) that is subject to automatic guarantee by the VA. In each case, the applicable guaranty, commitment to guarantee, or automatic guaranty is for the maximum amount permitted by Law.

                                       17    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     "WAREHOUSE ACCOUNT" means a non-interest bearing deposit account established by Borrower with Agent -- styled and numbered "Matrix Funding Account," Account No. 1886479326 -- for deposit of Warehouse Borrowings.

     "WAREHOUSE-ACTUAL-TERMINATION DATE" means the earlier of either (a) the Warehouse-Stated-Termination Date or (b) the date on which all of the Warehouse Commitments have otherwise terminated or been canceled.

     "WAREHOUSE BORROWING" means a Ratable Borrowing or Swing Borrowing that is
(a) advanced to Borrower under the Warehouse Commitment, (b) either a Dry Borrowing, Wet Borrowing, Gestation Borrowing (which may not be a Swing Borrowing), Committed-B/C-Paper Borrowing, Uncommitted-B/C-Paper Borrowing, Second-Lien Borrowing, or Repurchase Borrowing, and (c) supported by the Borrowing Base for Mortgage Collateral.

     "WAREHOUSE COMMITMENT" means -- at any time and for any Lender -- the amount stated beside its name and so designated on SCHEDULE 2, as that schedule may be amended and as that amount may be canceled or terminated under this agreement.

     "WAREHOUSE NOTE" means a promissory note executed and delivered by Borrower, payable to a Lender's order, in the stated principal amount of its Warehouse Commitment, and substantially in the form of EXHIBIT A-1, as renewed, extended, amended, or replaced.

     "WAREHOUSE-STATED-TERMINATION DATE" means January 31, 1999.

     "WET BORROWING" means a Borrowing for which all of the Collateral Documents have not been delivered to Agent in accordance with SECTION 4.3.

     "WET PERIOD" means seven Business Days for the Collateral Documents for any Mortgage Loan that supports a Wet Borrowing.

     "WET SUBLIMIT" means, at any time, a percentage of the total Warehouse Commitments, which percentage is (a) 35% for the first five and last five Business Days of each Calendar Month, and (b) 20% at all other times.

     "WIRE INSTRUCTIONS" mean, for any Person, the information for wire transfers of funds to that Person, which (until changed by written notice to all other parties to this agreement) are stated for (a) Borrower and Agent, beside their names on the signature pages below, and (b) each Lender, beside its name on SCHEDULE 2.

     "WORKING-CAPITAL BORROWING" means a Borrowing that is (a) a Ratable Borrowing, (b) either a P&I Borrowing, T&I Borrowing, or Foreclosure Borrowing,
(c) subject to the Working-Capital Commitment, and (d) supported by the Borrowing Base for Receivables.

     "WORKING-CAPITAL COMMITMENT" means -- at any time and for any Lender -- the amount stated beside its name and so designated on SCHEDULE 2, as that schedule may be amended and as that amount may be canceled or terminated under this agreement.

     "WORKING-CAPITAL NOTE" means a promissory note executed and delivered by Borrower, payable to a Lender's order, in the stated principal amount of its Working-Capital Commitment, and substantially in the form of EXHIBIT A-3, as renewed, extended, or replaced.

                                       18    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

      1.2 TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

      1.3 OTHER REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telefax," "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items as being limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

      1.4 ACCOUNTING PRINCIPLES. Unless otherwise specified, in the Loan Documents (a) GAAP in effect on the date of this agreement determines all accounting and financial terms and compliance with all financial covenants, (b) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (c) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable, and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2.BORROWING PROVISIONS. Subject to the provisions in the Loan Documents, each Lender severally and not jointly agrees to extend credit to Borrower under the Warehouse Commitments. the Working-Capital Commitments, and the Term-Line Commitments in accordance with the following provisions.

      2.1 COMMITMENTS.

          (A) WAREHOUSE COMMITMENTS. Subject to the limitations below and other provisions of the Loan Documents, on a revolving basis, and on Business Days before the Warehouse-Actual-Termination Date, each Lender severally agrees to provide its Commitment Percentage (except for Agent in respect of Swing Borrowings) of Warehouse Borrowings so long as, in each case, no Warehouse Borrowing may be disbursed that would cause any of the following applicable limitations to be exceeded, which limitations must be read together and are not mutually exclusive:

     . The sum (without duplication) of the total Principal Debt plus the total LC Exposure may never exceed the lesser of either (a) the total Combined Commitments, or (b) the total Borrowing Base.

     . The total Principal Debt of all Warehouse Borrowings may never exceed the lesser of either (i) the total Warehouse Commitments or (ii) the sum of the Borrowing Base for Mortgage Collateral plus the Borrowing Base for Gestation Collateral.

     . The total Principal Debt of all Swing Borrowings may never exceed the Swing Sublimit.

                                       19    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     . The total Principal Debt of all Wet Borrowings may never exceed the Wet Sublimit.

     . The total Principal Debt of all Gestation Borrowings may never exceed the lesser of either (i) the Gestation Sublimit or (ii) the Borrowing Base for Gestation Collateral.

     . The total Principal Debt of all Committed-B/C-Paper Borrowings and all Uncommitted-B/C-Paper Borrowings may never exceed the lesser of either
          (i) the B/C-Paper Sublimit or (ii) the sum of the Borrowing Base for Eligible-Committed-B/C-Paper Loans plus the Borrowing Base for Eligible-Uncommitted-B/C-Paper Loans.

     . The total Principal Debt of all Committed-B/C-Paper Borrowings may never exceed the Borrowing Base for Eligible-Committed-B/C-Paper Loans.

     . The total Principal Debt of all Uncommitted-B/C-Paper Borrowings may never exceed the lesser of either (i) the Uncommitted-B/C-Paper Sublimit or (ii) the Borrowing Base for Eligible-Uncommitted-B/C-Paper Loans.

     . The total Principal Debt of all Second-Lien Borrowings may never exceed the lesser of either (i) the Second-Lien Sublimit or (ii) the Borrowing Base for Eligible-Second-Lien Loans.

     . The total Principal Debt of all Repurchase Borrowings may never exceed the lesser of either (i) the Repurchase Sublimit or (ii) the Borrowing Base for Eligible-Repurchased Loans.

     . Except for Agent in respect of Swing Borrowings, no Lender's direct or indirect portion of the Principal Debt under this CLAUSE (A) may ever exceed either its Warehouse Commitment or its Commitment Percentage for Warehouse Borrowings.

     . No Warehouse Borrowing may be made on a day that is not a Business Day, or on or after the Warehouse-Actual-Termination Date.

     .    Each disbursement of a Warehouse Borrowing must be at least $25,000.

          (B) WORKING-CAPITAL COMMITMENTS. Subject to the limitations below and other provisions of the Loan Documents, on a revolving basis, and on Business Days before the Warehouse-Actual-Termination Date, each Lender severally agrees to provide its Commitment Percentage of Working-Capital Borrowings so long as, in each case, no Working-Capital Borrowing may be disbursed that would cause any of the following applicable limitations to be exceeded, which limitations must be read together and are not mutually exclusive:

     . The sum (without duplication) of the total Principal Debt plus the total LC Exposure may never exceed the lesser of either (a) the total Combined Commitments, or (b) the total Borrowing Base.

     . The sum (without duplication) of the total Principal Debt of all Working-Capital Borrowings plus the total LC Exposure may never exceed the lesser of either (i) the total Working-Capital Commitments or (ii) the Borrowing Base for Receivables.

     . No Working-Capital Borrowing may be made on a day that is not a Business Day, or on or after the Warehouse-Actual-Termination Date.

                                       20    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     .    Each disbursement of a Working-Capital Borrowing must be at least
          $25,000.

          (C) TERM-LINE COMMITMENTS. Subject to the limitations below and other provisions of the Loan Documents, on a revolving basis, and on Business Days before the Tranche A-Actual-Termination Date or the Tranche B-Actual-Termination Date (as applicable), each Lender severally agrees to provide its Commitment Percentage of Term-Line Borrowings so long as, in each case, no Term-line Borrowing may be disbursed that would cause any of the following applicable limitations to be exceeded, which limitations must be read together and are not mutually exclusive:

     . The sum (without duplication) of the total Principal Debt plus the total LC Exposure may never exceed the lesser of either (a) the total Combined Commitments, or (b) the total Borrowing Base.

     . The total Principal Debt of all Term-Line Borrowings may never exceed the lesser of either (i) the total Term-Line Commitments or (ii) the Borrowing Base for Term-Line.

     . Term-Line Borrowings in respect of Tranche A and Tranche B may never exceed the limitations for those Term-Line Borrowings in the definitions of those terms in this agreement.

     . No Term-Line Borrowings in respect of Tranche B may ever be made unless the amount of Term-Line Borrowings in respect of Tranche A that are converted from a revolving basis to a term-repayment basis on the Tranche A-Actual-Termination Date equal $10,000,000.

     . No Term-Line Borrowing may be made on a day that is not a Business Day, or on or after the Tranche A-Actual-Termination Date or Tranche B-Actual-Termination Date (as applicable) .

     .    Each disbursement of a Term-Line Borrowing must be at least $100,000.

     Borrower may request that Term-Line Borrowings be made after the Tranche A-Actual-Termination Date or Tranche B-Actual-Termination Date (as applicable). Subject to all of the limitations of this SECTION 2.1(C) and all other provisions of the Loan Documents, Lenders may in their sole and absolute discretion provide such additional Term-Line Borrowings. If any such additional Term-Line Borrowings are ever made, the payment schedule for Tranche A and Tranche B (as applicable) shall be adjusted so that the Principal Debt of such Term-Line Borrowings is repaid according to the same repayment schedule (other than the adjustment to the amount of the monthly payment) as set forth in SECTION 3.3. Borrower acknowledges that
     (i) neither Agent nor any Lender has made any representations to Borrower regarding its intent to agree to any such additional Term-Line Borrowings,
     (ii) no Lender shall have any obligation to extend such additional Term-Line Borrowings, and (iii) any extension of such additional Term-Line Borrowings shall not commit Lenders to any further such extensions.

     2.2 BORROWING REQUEST. Borrower may only request a Borrowing by timely delivering to Agent a Collateral-Delivery Notice and required Collateral Documents under SECTION 4.3 and by delivering to Agent a Borrowing Request for the Borrowing before 11:00 a.m. on the Borrowing Date for it for a Fed-Funds Borrowing or Base-Rate Borrowing or the third Business Day before the Borrowing Date for a LIBOR Borrowing. A Borrowing Request is irrevocable and binding on Borrower when delivered. Agent shall use its best efforts to promptly -- but at least by 1:00 p.m. on the day it timely receives a Borrowing Request for a Ratable Borrowing -- send a copy of it to each Lender by fax and confirm it by telephone.

                                       21    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

      2.3 FUNDINGS.

          (A) REMITTANCE BY LENDERS. Each Lender shall remit its Commitment Percentage of any Ratable Borrowing requested in a Borrowing Request to Agent's principal office in Dallas, Texas, by wire transfer according to Agent's Wire Instructions, in funds that are available for immediate use by Agent by 2:00 p.m. on the Borrowing Date.

          (B)  FUNDING BY AGENT.  Subject to receipt of those funds, Agent shall
     (i) for a Borrowing under an Agent's Request, treat those funds as a payment by Borrower on the Principal Debt of Swing Borrowings, and (ii) for any other Borrowing on the Borrowing Date -- unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders -- either (A) deposit those funds into the Warehouse Account for a Dry Borrowing, (B) wire transfer those funds in accordance with the Borrowing Request for a Wet Borrowing,
     (C) deposit those funds into the Servicing Account for a Working-Capital Borrowing, or (D) wire transfer those funds in accordance with the Borrowing Request for a Term-Line Borrowing.

          (C) NON-REMITTANCE UNDER BORROWING REQUEST. Absent contrary written notice from a Lender received by Agent by 2:00 p.m. on the Borrowing Date, Agent may assume that each Lender has made its Commitment Percentage of a Ratable Borrowing under a Borrowing Request available to Agent on the Borrowing Date and may -- but is not obligated to -- make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of that Borrowing available to Agent on the Borrowing Date -- whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise -- then Agent may recover that amount on demand (i) from that Lender, together with interest at the Fed-Funds Rate, during the period from the Borrowing Date to the date Agent recovers that amount from that Lender -- which payment is then deemed to be that Lender's Commitment Percentage of that Borrowing -- or (ii) if that Lender fails to pay that amount upon demand, then from Borrower together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing during the period from the Borrowing Date to the date Agent recovers that amount from Borrower. Notwithstanding these provisions, each Lender remains obligated to lend its Commitment Percentage of that Borrowing, assumes the credit risk for that amount when the Borrowing is made available to or for Borrower, and -- after Agent has recovered the amount of interest provided for in CLAUSE (I) above -- is entitled to interest on that amount from the Borrowing Date.

          (D) NON-REMITTANCE UNDER AGENT'S REQUEST. If a Lender fails to make its Commitment Percentage of a Ratable Borrowing under an Agent's Request available to Agent on its Borrowing Date, then -- without acquiescing in that Lender's default or waiving any Rights Agent has against that Lender -
     - by 10:00 a.m. on the next Business Day, then Agent shall notify Borrower of the amount of Principal Debt of Swing Borrowings that remains.

          (E) OTHER LENDERS. Although no Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Ratable Borrowing, that failure does not excuse any other Lender from making its Commitment Percentage of that Borrowing.

          (F) AGENT'S REQUEST. On any Business Day on which there is any Principal Debt for Swing Borrowings, Agent may -- but at least once per calendar week when those circumstances exist, Agent shall (without any liability for failing to) -- unilaterally request a Ratable Borrowing under this SECTION 2.3, to be made in the amount of that Principal Debt on the next Business Day, as a Fed-Funds Borrowing. That Ratable Borrowing is for the account of Borrower, but does not require Borrower's joinder or other action. Agent shall fax that request (an "AGENT'S REQUEST") to each

                                       22    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     Lender and Borrower and confirm it by telephone by 2:00 p.m. on the Borrowing Date for the requested Ratable Borrowing. When so made, an Agent's Request irrevocably binds Borrower.

     2.4 WET-BORROWING PROCEDURES.  The conditions and procedures of SECTION
2.2 and SECTION 2.3 apply to Wet Borrowings except as follows:

          (A) COLLATERAL DOCUMENTS. A Wet Borrowing may be funded before delivery to Agent of all of the required Collateral Documents for the Eligible-Mortgage Loans supporting that Wet Borrowing. The Collateral-Delivery Notice delivered to Agent for a Wet Borrowing may be sent to Agent by fax but must identify and describe each Mortgage Loan that supports that Wet Borrowing and the amount of the Borrowing Base for Mortgage Collateral applicable to it. By delivering the Collateral-Delivery Notice, Borrower confirms its grant under this agreement of Lender Liens -- from the Borrowing Date for each Wet Borrowing -- on each Collateral Document offered as Collateral in that Collateral-Delivery Notice that is perfected subject to the delivery of the related promissory notes for those Mortgage Loans to Agent or its bailee.

          (B) FUNDING BY AGENT. Agent shall make the funds available to Borrower by 4:00 p.m. on the Borrowing Date by depositing these funds into the Warehouse Account or by wire transfer in accordance with the Borrowing Request.

     2.5 SWING-BORROWING PROCEDURES. The conditions and procedures of SECTION 2.2, SECTION 2.3, and SECTION 2.4 apply to Swing Borrowings except as follows:

          (A) BORROWING REQUEST. The Borrowing Request for a Swing Borrowing must be delivered to Agent by 3:00 p.m. on the Borrowing Date and may not request a LIBOR Borrowing.

          (B) ELECTION BY AGENT. Agent shall then elect in its sole discretion whether to loan that Swing Borrowing. If Agent elects to loan that Swing Borrowing, then it shall follow the funding procedures that are applicable under SECTIONS 2.2, 2.3, and 2.4.

          (C) PARTICIPATIONS. Immediately upon Agent's funding a Swing Borrowing, Agent is deemed to have sold and transferred to each other Lender -- and each other Lender is deemed irrevocably and unconditionally to have purchased and received from Agent -- without recourse or warranty, an undivided interest and participation in that Swing Borrowing to the extent of that Lender's Commitment Percentage of the amount of it, which participation must be paid for on demand by Agent.

     2.6 LETTERS OF CREDIT.

          (A) CONDITIONS. Subject to the terms and conditions of this agreement and applicable Laws, Agent (itself or through one of its Affiliates, and references in this SECTION 2.6 to Agent include those Affiliates) agrees to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent no later than on the Business Day before the requested LC is to be issued, so long as (i) no LC may expire after three Business Days before the Warehouse-Actual-Termination Date, and (ii) the LC Exposure does not exceed $2,000,000.

          (B) PARTICIPATION. Immediately upon Agent's issuance of any LC, Agent shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Agent, without recourse or warranty, an

                                       23    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     undivided interest and participation to the extent of such Lender's Commitment Percentage under the Working-Capital Commitment in the LC and all applicable Rights of Agent in the LC -- other than Rights to receive certain fees provided in SECTION 3.14(F) to be for Agent's sole account.

          (C) REIMBURSEMENT OBLIGATIONS. To induce Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Agent (i) on the date when any draft or draw request is presented under any LC, the amount paid or to be paid by Agent and (ii) promptly, upon demand, the amount of any additional fees Agent customarily charges for the application and issuance of an LC, for amending LC Agreements, for honoring drafts and draw requests, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Agent for any drafts or draws paid or to be paid on the date of Agent's demand for reimbursement, Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing under the Working-Capital Commitment if proceeds are available under the Working-Capital Commitment and if the conditions in this agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Working-Capital Commitment, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Agent or any other Person. From Agent's demand for reimbursement to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate thereafter.

          (D) GENERAL. Agent shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). Agent shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Agent may disregard
     (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Agent is not liable for any of those obligations). Borrower's reimbursement obligations to Agent and Lenders, and each Lender's obligations to Agent, under this section are absolute and unconditional irrespective of, and Agent is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Agent, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of Agent or any Lender. Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Commitment Percentages of the total Working-Capital Commitment.

          (E) OBLIGATIONS OF LENDERS. If Borrower fails to reimburse Agent as provided in SECTION 2.6(C) and SECTION 2.6(D) within 24 hours after Agent's demand for reimbursement, and funds cannot be advanced under the Working-Capital Commitment to satisfy the reimbursement obligations, Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.1. Funds are due and

                                       24    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     payable to Agent before the close of business on the Business Day when Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent.

          (F) DUTIES OF AGENT. Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft or draw under any LC, Agent has no responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Agent or any of its Representatives in connection with any LC, applicable draws, drafts, or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and does not place Agent or any of its Representatives under any resulting liability to any Company or any Lender. Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Agent or its Representative in connection with any LC.

          (G) CASH COLLATERAL. On the Warehouse-Actual-Termination Date and if requested by Determining Lenders while a Default exists, Borrower shall provide Agent, for the benefit of Lenders, cash collateral in an amount equal to the then-existing LC Exposure.

          (H) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (I) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts and draws under each LC are part of the Obligation, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

      2.7 BORROWING REQUESTS AND LC REQUESTS. Each Borrowing Request and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in SECTION 5 have been satisfied.

                                      25    AMENDED AND RESTATED LOAN AGREEMENT
                                            -----------------------------------

      2.8 TERMINATIONS. All Warehouse Commitments and Working-Capital Commitments automatically terminate in full on the Warehouse-Actual-Termination Date, and all Term-Line Commitments automatically terminate in full on the Tranche A-Actual-Termination Date or Tranche B-Actual-Termination Date (as applicable). After giving written and irrevocable notice to Agent and each Lender at least five Business Days before the effective date of any termination, Borrower may fully or partially terminate the Warehouse Commitments, the Working-Capital Commitments, or the Term-Line Commitments, or any combination of them before those respective dates, and any partial termination must be ratable in accordance with each Lender's Commitment Percentage. Once terminated, no part of the Warehouse Commitment, the Working-Capital Commitment, or Term-Line Commitment (as applicable) may be reinstated except by an amendment to this agreement.

SECTION 3. PAYMENT TERMS.

      3.1 NOTES. The Principal Debt (and related interest) of Warehouse Borrowings that are Ratable Borrowings, Warehouse Borrowings that are Swing Borrowings, Working-Capital Borrowings, and Term-Line Borrowings is respectively evidenced by the Warehouse Notes, Swing Note, Working-Capital Notes, and Term-Line Notes. Notwithstanding any sale of participating interests under SECTION
12.13 or any contrary notice, Borrower and Agent may deem and treat each Lender as the absolute owner of its respective one or more Notes for all purposes.

      3.2 PAYMENT PROCEDURES.

          (A) PAYMENTS. Borrower shall make each payment and prepayment on the Obligation to Agent, on behalf of Lenders, in accordance with Agent's Wire Instructions in funds that are available for immediate use by Agent. Payments that are received by 3:00 p.m. on a Business Day are deemed received on that Business Day. Payments that are received after 3:00 pm on a Business Day are deemed received on the next Business Day. Subject to
     SECTION 3.7(F), applicable interest continues to accrue through the calendar day immediately before the Business Day on which the payment is deemed received. No Lender directly invoices Borrower for -- and only Agent invoices Borrower for -- interest under the Loan Documents.

          (B) DISTRIBUTIONS. When received under CLAUSE (A) above, Agent shall distribute each payment to each Lender -- in accordance with SECTION 3.5 and each Lender's Wire Instructions --reasonably promptly after receipt but by no later than 4:00 p.m. on the Business Day the payment is deemed to be received by Agent under CLAUSE (A) above. If Agent fails to distribute any payment to any Lender as required by this clause, then Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at an annual interest rate equal from day to day to the Fed-Funds Rate.

      3.3 SCHEDULED PAYMENTS. Unless otherwise provided in this agreement, Borrower shall pay the Obligation in accordance with the following table:

     ==================================================================================================================
                   Obligation                                                Payable
     ==================================================================================================================
     Interest on each LIBOR Borrowing except at the    As it accrues on (a) the last day of that Borrowing's
     Default Rate                                      Interest Period and -- if that Interest Period is longer than three months -- 90 days after its first day and each 90 days after that and (b) on the Warehouse-Actual-Termination
                                                       Date (for Warehouse and Working-Capital Borrowings) or
                                                       the final maturity date of the applicable tranche for Term-
                                                       Line Borrowings, as the case may be
     -------------------------------------------------------------------------------------------------------------------

                                        26   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     ====================================================================================================================
     Interest on each other Borrowing except at the    On (a) the 15th day of each Calendar Month as it accrued
     Default Rate                                      on the last day of the preceding Calendar Month and (b) on the Warehouse-Actual-Termination Date or the final
                                                       maturity date of the applicable tranche for Term-Line
                                                       Borrowings, as the case may be
     --------------------------------------------------------------------------------------------------------------------
     Interest at the Default Rate regardless of        On demand as it accrues
     Borrowing-Price Category
     --------------------------------------------------------------------------------------------------------------------
     Principal Debt of Swing Borrowings                On demand
     --------------------------------------------------------------------------------------------------------------------
     Other Principal Debt of, and other Obligation     On the Warehouse-Actual-Termination Date
     related to, Warehouse Borrowings and Working-
     Capital Borrowings
     --------------------------------------------------------------------------------------------------------------------
     Principal Debt of Tranche A outstanding on the    In consecutive, equal, monthly installments commencing on
     Tranche A-Actual-Termination Date                 the Tranche A-Actual-Termination Date and continuing on
                                                       the same day of each ensuing Calendar Month, with the last installment being made on January 31, 2002, accompanied
                                                       by the balance of all related Obligation then remaining
                                                       unpaid
     --------------------------------------------------------------------------------------------------------------------
     Principal Debt of Tranche B outstanding on the    In consecutive, equal, monthly installments commencing on
     Tranche B-Actual-Termination Date                 the Tranche B-Actual Termination Date and continuing on
                                                       the same day of each ensuing Calendar Month, with the last installment being made on January 31, 2003, accompanied
                                                       by the balance of all Obligation then remaining unpaid
     ====================================================================================================================

      3.4 PREPAYMENTS.

          (A) P&I BORROWINGS. For at least 7-consecutive days during each 30-consecutive-day period, Borrower shall pay all -- and not owe any -- Principal Debt for P&I Borrowings.

          (B) T&I BORROWING. Borrower shall pay the Principal Debt of each T&I Borrowing on or before the earlier of either 270 days after its Borrowing Date or the Warehouse-Actual-Termination Date.

          (C) FORECLOSURE BORROWING. Borrower shall pay the Principal Debt of each Foreclosure Borrowing on or before the earlier of either 180 days after its Borrowing Date or the Warehouse-Actual-Termination Date.

          (D) COMMITMENT TERMINATION. Borrower shall -- on the date that full or partial termination of a Lender's Warehouse Commitment, Working-Capital Commitment, or Term-Line Commitment, as the case may be, becomes effective under SECTION 2.8 -- pay to that Lender the full Obligation owed to it in respect of that commitment in the case of a full termination or the Principal Debt owed to it for the relevant Borrowings that exceed its reduced commitment, as the case may be.

          (E) BORROWING EXCESS. If at any time a Borrowing Excess exists, then--on demand -- Borrower shall take the following applicable action that eliminates that Borrowing Excess:

               (i) For a Borrowing Excess that is not capable of elimination by delivery of additional Collateral or an increase in the total or any applicable Borrowing Base -- e.g., if the total Principal Debt were to exceed the total Combined Commitments -- or when a Default exists, prepay to Agent for distribution to the appropriate one or more Lenders Principal Debt of the appropriate one or more Borrowing-Purpose Categories (together with any related Funding Loss).

                                        27   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

               (ii) For any other Borrowing Excess and only when no Default exists, either (A) deliver to Agent, in accordance with this agreement, additional Collateral that causes the total or the applicable Borrowing Base, as the case may be, to increase, (B) prepay to Agent for distribution to the appropriate one or more Lenders Principal Debt of the appropriate one or more Borrowing-Purpose Categories (together with any related Funding Loss), or (C) any combination of the actions under CLAUSES (A) or (B) above.

          (F) VOLUNTARY PREPAYMENTS. Borrower may voluntarily prepay all or any of the Obligation at any time without premium or penalty, but with any applicable Funding Loss.

      3.5 ORDER OF APPLICATION. All payments and proceeds -- whether voluntary, involuntary, through the exercise of any Right of set-off or other Right, realization against any Collateral, or otherwise -- shall be applied in the following order:

          (A) NO DEFAULT. While no Default exists, in the order and manner as Borrower directs, except that principal payments must always be applied in the following order and manner:

               (i) Principal Debt of Swing Borrowings -- in each case payable solely to Agent, which Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under SECTION 2.5(C).

               (ii) Principal Debt of all non-Swing Borrowings in the order below -- payable ratably to each Lender in accordance with its Commitment Percentage -- except as the order may be rearranged by Agent to the extent possible to avoid the application of any Funding Loss for LIBOR Borrowings. Principal Debt shall be applied (A) to the Borrowing-Purpose Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then in the following order:

                    .    Term-Line Borrowings
                    .    P&I Borrowings
                    .    T&I Borrowings
                    .    Foreclosure Borrowings
                    .    Uncommitted-B/C-Paper Borrowings (Wet Borrowings first)
                    .    Committed-B/C-Paper Borrowings (Wet Borrowings first)
                    .    Repurchase Borrowings (Wet Borrowings first)
                    .    Second-Lien Borrowings (Wet Borrowings first)
                    .    Other Wet Borrowings
                    .    Other Dry Borrowings (other than Gestation Borrowings)
                    .    Gestation Borrowings

          (B) DEFAULT OR NO DIRECTION. While a Default exists or if Borrower fails to give any direction, in the following order and manner:

               (i) All costs and expenses incurred by Agent in connection with its duties under the Loan Documents -- including, without limitation, fees and expenses paid by Agent to any servicing companies retained by Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to any agents -- that have not been reimbursed by Lenders, together with interest at the Default Rate, payable solely to Agent.

                                        28   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

               (ii) All costs and expenses incurred by any Lender in connection with the Loan Documents that are reimbursable to it under the Loan Documents and all amounts paid by that Lender to Agent as a reimbursement to it of costs and expenses incurred by Agent in connection with its duties under the Loan Documents, together with interest at the Default Rate -- payable ratably to Lenders in the proportion that each Lender's share of those costs and expenses bears to the total of those costs and expenses for all Lenders.

               (iii) Accrued and unpaid interest on the Obligation -- payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders.

               (iv) Except with respect to payments and proceeds identifiable as relating solely to Working-Capital Borrowings or Term-Line Borrowings, Principal Debt of Swing Borrowings -- in each case payable solely to Agent, which Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under SECTION 2.5(C).

               (v) Any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under the Working-Capital Commitment.

               (vi) Principal Debt in the order below -- payable ratably to each Lender in accordance with its Termination Percentage -- except as the order may be rearranged by Agent to the extent possible to avoid the application of any Funding Loss for LIBOR Borrowings. Principal Debt shall be applied (A) to the Borrowing-Purpose Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then in the following order:

                    .    Term-Line Borrowings
                    .    P&I Borrowings
                    .    T&I Borrowings
                    .    Foreclosure Borrowings
                    .    Uncommitted-B/C-Paper Borrowings (Wet Borrowings first)
                    .    Committed-B/C-Paper Borrowings (Wet Borrowings first)
                    .    Repurchase Borrowings (Wet Borrowings first)
                    .    Second-Lien Borrowings (Wet Borrowings first)
                    .    Other Wet Borrowings
                    .    Other Dry Borrowings (other than Gestation Borrowings)
                    .    Gestation Borrowings

              (vii) All other portions of the Obligation -- payable ratably to Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders.

             (viii) As a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

               (ix) Either to Borrower or to its successors or assigns on behalf of Borrower, to be divided between them as they may agree or as a court of competent jurisdiction may direct.

                                        29   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

      3.6 SHARING. If any Lender obtains any amount -- whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 10.3 -- that exceeds the portion of that amount it is otherwise entitled under the Loan Documents to receive, then that Lender shall purchase from the other Lenders participations that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Loan Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participations in it is automatically rescinded and the purchase price restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this section may, to the extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

     3.7  INTEREST RATES.

          (A) NON-DEFAULT RATE. Subject to CLAUSE (B) below, all Principal Debt bears an annual interest rate equal to the lesser of either the Maximum Rate or the rate applicable in the following table:

     ====================================================================================================
                    PRINCIPAL DEBT                                             RATE
     ====================================================================================================
     Principal Debt of each LIBOR Borrowing                  LIBOR applicable to its Interest Period
     ----------------------------------------------------------------------------------------------------
     Average-Principal Debt of all other Borrowings          Applicable-Covered Rate
     owed to a Depositary during any Calendar Month
     that does not exceed its Average-Depositary
     Balances for that Calendar Month
     ----------------------------------------------------------------------------------------------------
     Average-Principal Debt of all Borrowings owed to        Average-Adjusted-Base Rate or Average-
     any Lender and not bearing interest under the above     Adjusted-Fed-Funds Rate for that
     sections of this table for any Calendar Month           Calendar Month, whichever is applicable
     ====================================================================================================

          (B) DEFAULT RATE. For all past-due Principal Debt and past-due interest on the Principal Debt from the date due (stated or by acceleration) until paid, whether or not payment is before or after entry of a judgment, the rate applicable in the following table:

     ====================================================================================================
          PRINCIPAL DEBT AND PAST-DUE INTEREST                            RATE
     ====================================================================================================
     Average-Principal Debt owed to a Depositary during                   5.0%
     a Calendar Month and all past-due accrued interest
     on that Principal Debt that does not exceed its
     Average-Depositary Balances for that Calendar
     Month
     ----------------------------------------------------------------------------------------------------
     Average-Principal Debt owed to any Lender and not                  Default Rate
     bearing interest under the above section of this table,
     and all past-due interest on that Principal Debt, for
     any Calendar Month
     ====================================================================================================

          (C) RATE CHANGES. Each change in LIBOR, the Fed-Funds Rate, the Base Rate, and the Maximum Rate is effective upon the effective date of change without notice to Borrower or any other Person.

          (D) CALCULATIONS. Interest is calculated on the basis of actual days (including the first but excluding the last) over a 360-day year -- unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest is calculated on the basis of the actual days in that

                                        30   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     year. All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

          (E) RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate. However, any subsequent reductions in the designated rate shall not become effective until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference of (i) the lesser of either the amount of interest that would have accrued if the designated rates had always been in effect or the amount of interest that would have accrued if the Maximum Rate had always been in effect, minus (ii) the amount of interest actually paid or accrued on the Notes.

          (F) MAXIMUM RATE. Regardless of any Loan Document provision, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any of the Obligation any amount in excess of the Maximum Rate. If a Lender ever does so, then any excess is treated as a partial prepayment of principal, and any remaining excess shall be refunded to Borrower, as the case may be. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the extent lawful (i) treat all Borrowings as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (iii) exclude voluntary prepayments and their effects, and (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the full-contemplated term of the Obligation. However, if the Obligation is paid in full before the end of that full-contemplated term and the interest received for the Obligation's actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess without being subject to any penalties provided by any Laws. If Texas Laws are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Texas Revised Civil Statutes, as amended. Chapter 15, Subtitle 79, Texas Revised Civil Statutes, 1925 (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligation.

      3.8 INTEREST PERIODS. When Borrower requests any LIBOR Borrowing, it may elect the applicable interest period (each an "INTEREST PERIOD") -- which may be either one, two or three months at its option or such other period as it and Agent may agree (after first obtaining Determining Lender approval if for more than six months) -- subject to the following conditions: (a) The initial Interest Period commences on the applicable Borrowing Date and each subsequent applicable Interest Period commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period begins on a day for which no numerically corresponding Business Day in the Calendar Month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that Calendar Month; (c) if an Interest Period would otherwise not end on a Business Day, it shall end on the immediately preceding Business Day; (d) no Interest Period for any portion of the Obligation may extend beyond the scheduled repayment date for that portion of the Obligation; and (e) no more than three Interest Periods may be in effect at any time.

      3.9 BASIS UNAVAILABLE OR INADEQUATE FOR LIBOR RATE. If, on or before any date when a LIBOR Rate is to be determined for a Borrowing, Agent or any Lender (upon notice to Agent) determines that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower of that determination (which is conclusive and binding on Borrower,

                                        31   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
absent manifest error) and that Borrowing shall be a Fed-Funds Borrowing. Until Agent notifies Borrower that it or the notifying Lender (upon notice to Agent) has determined that those circumstances no longer exist -- which it shall promptly do --Lenders' commitments under this agreement to make LIBOR Borrowings are suspended.

     3.10 ADDITIONAL COSTS. This section survives the full satisfaction of the Obligation and termination of the Loan Documents, and release of Lender Liens.

          (a) For any LIBOR Borrowing, if (i) (A) any change after the date of this agreement in any present Law -- and for purposes of this SECTION 3.10, Law includes interpretations and guidelines of any Tribunal whether or not having the force of Law -- or any future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained, (B) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any LIBOR Borrowing, and (C) that Lender determines that the reduction or increase is material (and it may, in determining the material nature of the reduction or increase, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Agent) shall deliver to Borrower a certificate stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Borrower, shall pay that amount to that Lender within ten days after demand.

          (b) For any Borrowing, if (i) (A) any change after the date of this agreement in any present Law or any future Law regarding capital adequacy or compliance by any Lender with any request, directive, or requirement now or in the future imposed by any Tribunal regarding capital adequacy or any change in the risk category of this transaction reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate stating in reasonable detail the calculation of the amount necessary to compensate it (which certificate is presumed correct), and Borrower, shall pay that amount to Lender within ten days after demand.

          (c) Any Taxes payable by Agent or any Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of any Loan Document shall -- if permitted by Law and if deemed material by Agent or that Lender (who may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method) -- be paid by Borrower, together with interest and penalties, if any (except for Taxes payable on the overall net income of Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender). Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate stating in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Agent for the account of Agent or that Lender, as the case may be, within ten days after demand. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

                                        32   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     3.11 CHANGE IN LAWS. If any change, after the date of this agreement, in any present Law or any future Law makes it unlawful for any Lender to make or maintain LIBOR Borrowings, then that Lender shall promptly notify Agent, who shall promptly notify Borrower and (a) as to undisbursed funds, any requested Borrowing shall be made as a Fed-Funds Borrowing, (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Fed-Funds Borrowing as of the date of notice, but Borrower is not obligated to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to an Fed-Funds Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty, and without payment of any related Funding Loss.

     3.12 FUNDING LOSS. Subject to SECTION 3.11, BORROWER AGREES TO INDEMNIFY EACH LENDER AGAINST -- AND PAY TO IT UPON DEMAND -- ANY FUNDING LOSS OF THAT LENDER. When any Lender demands that Borrower pay any Funding Loss, that Lender shall deliver to Agent who shall promptly deliver to Borrower a certificate stating in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation shall be presumed correct. This
SECTION 3.12 survives the satisfaction and payment of the Obligation and termination of the Loan Documents.

     3.13 FOREIGN LENDERS, PARTICIPANTS, AND PURCHASERS. Each Lender, Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an Assignment) that is not organized under the Laws of the United States of America or one of its states (a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income Tax at the full rate applicable under the IRC.

     3.14 FEES. The following are not compensation for the use, detention, or forbearance of money, are in addition to and not in lieu of interest and expenses otherwise described in the Loan Documents, are non-refundable, bear interest if not paid when due at the Default Rate, and are calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or actual days during that year, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest notwithstanding the above provisions to the contrary):

          (A) AGENT'S FEES. Borrower shall pay to Agent -- for its sole account--administrative, syndication, and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrower and Agent in writing.

          (B) WAREHOUSE UNUSED FACILITY FEE. Borrower shall pay to Agent an unused facility fee for Lenders payable in arrears on the 15th day of each Calendar Month for the preceding Calendar Month and on the Warehouse-Actual-Termination Date. Each payment of the unused facility fee is a percentage per annum calculated for the period in which it accrued as the product of 0.125% multiplied by the amount by which (i) the average-daily total Warehouse Commitment (excluding the amount of the Gestation Sublimit) exceeds (ii) the average daily Principal Debt relating to Warehouse Borrowings (excluding the average daily Principal Debt relating to Gestation Borrowings).

                                        33   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

          (C) GESTATION UNUSED FACILITY FEE. Borrower shall pay to Agent an unused facility fee for Lenders payable in arrears on the 15th day of each Calendar Month for the preceding Calendar Month and on the Warehouse-Actual-Termination Date. Each payment of the unused facility fee is a percentage per annum calculated for the period in which it accrued as the product of 0.100% multiplied by the amount by which (i) the average-daily total Gestation Sublimit exceeds (ii) the average daily Principal Debt relating to Gestation Borrowings.

          (D) WORKING-CAPITAL COMMITMENT FEE. On the Closing Date, Borrower shall pay to Agent a $10,000 commitment fee for the Working-Capital Commitments to be distributed to Lenders in shares to be determined by Agent in its sole discretion.

          (E) TERM-LINE-COMMITMENT FEE. On the Closing Date, Borrower shall pay to Agent a $75,000 commitment fee for the Term-Line Commitments to be distributed to Lenders in shares to be determined by Agent in its sole discretion.

          (F) LC ISSUANCE FEES. On the date that any LC is issued under this agreement, Borrower shall pay to Agent -- for its sole account -- an LC issuance fee of 1.25% multiplied by the face amount of the LC being issued.

SECTION 4.  COLLATERAL PROCEDURES.

     4.1 ELIGIBLE COLLATERAL. The eligibility requirements for Collateral to be included in the Borrowing Base are listed on SCHEDULE 4.1. If at any time any item of Collateral ceases to meet those requirements, then that item is automatically excluded from all calculations of the applicable Borrowing Base.

     4.2 BORROWING BASE. The elements for calculating the Borrowing Base are listed on SCHEDULE 4.2. By 2:00 p.m. on the date of any Borrowing, any payment of Principal Debt, or removal of any Collateral, Agent shall deliver to Borrower and Lenders a Borrowing-Base Report prepared on the basis of the information provided by Borrower in the most recent Take-Out Report and other information then available to Agent as provided in this agreement.

     4.3 COLLATERAL DELIVERY. Borrower must comply with all the required procedures in SCHEDULE 4.3 for Mortgage Collateral offered in connection with this agreement by no later than 11:00 a.m. on (i) the Borrowing Date for Collateral supporting any Borrowing other than a Wet Borrowing and (ii) the seventh Business Day after the Borrowing Date of any Wet Borrowing for Collateral supporting that Borrowing. By 11:00 a.m. on the Business Day that Borrower is converting any Dry Borrowing to a Gestation Borrowing, Borrower shall execute and deliver to Agent a Collateral-Conversion Notice.

     4.4 BAILEE AND AGENT. Agent and Lenders appoint Borrower -- and Borrower shall act -- as their (a) special agent for the sole and limited purpose of obtaining and maintaining Appraisals for Mortgage Loans as required by the Loan Documents and (b) bailee to (i) hold in trust for Agent (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Mortgage Loan, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Borrower) insuring Borrower's perfected, first priority Lien (or second-priority Lien with respect to Second-Lien Borrowings) created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies referred to in PART A.6(C) on SCHEDULE 4.1, and (D) all other original documents, including any undelivered Take-Out Commitments, promissory notes, and Mortgage Securities, (ii) specifically identify those items in the appropriate Collateral-Delivery Notice, and (iii) deliver to Agent any of the foregoing items as soon as reasonably practicable upon Agent's request.

                                        34   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     4.5  SHIPMENT FOR SALE.

          (A) SHIPMENT OF COLLATERAL. If no Default, Potential Default, or Borrowing Excess exists and if shipment would not result in any Approved Investor (other than FNMA, FHLMC, and GNMA, or any other investor that Agent has approved in writing) or its servicers and custodians holding Collateral Documents for Mortgage Loans with more than a total $5,000,000 face amount, then Borrower may -- by a Shipping Request delivered to Agent by 11:00 a.m. on the Business Day of shipment -- request Agent to ship Collateral Documents to an Approved Investor or its servicer or custodian for purchase or pooling of the related Mortgage Loans. If Agent has no actual knowledge that any of the above conditions have not been satisfied, then Agent shall ship the Collateral Documents it holds for those Mortgage Loans to that Approved Investor or its servicer or custodian under the appropriate Bailee Letter.

          (B) INELIGIBLE COLLATERAL. Collateral shipped under CLAUSE (A) above, unless returned to Agent, ceases to be Eligible-Mortgage Collateral (i) to the extent that Collateral Documents for Mortgage Loans with more than a total face amount of $5,000,000 are held by or for any Approved Investor (other than FNMA, FHLMC, and GNMA, or any other investor that Agent has approved in writing) and (ii) upon the earlier of either the release of the Lender Liens in that Collateral under CLAUSE (C) below or the expiration of the Shipping Period for that Collateral.

          (C) RELEASE OF LIENS. The Lender Liens on any Collateral shipped under CLAUSE (A) above continue on that Collateral until either (i) Agent receives payment in the Settlement Account in an amount at least equal to the price paid by the purchaser for each Eligible-Mortgage Loan so sold or
     (ii) in the case of Mortgage Loans being sold or exchanged for Mortgage Securities, Eligible-Mortgage Securities are delivered to or for Agent in accordance with SCHEDULE 4.3 and other applicable provisions of the Loan Documents and become Collateral under this agreement for all purposes.

          (D) CERTAIN CREDITS. Neither Agent nor any Lender is obligated at any time to credit Borrower for any amounts due from any purchase of any Mortgage Collateral contemplated under this agreement until Agent has actually received immediately available funds for that Mortgage Collateral in the amount required under this agreement. Neither Agent nor any Lender is obligated at any time to collect any amounts or otherwise enforce any obligations due from any purchaser in respect of any such purchase.

     4.6 SHIPMENT FOR CORRECTION. If no Default, Potential Default, or Borrowing Excess exists or occurs as a result of the shipment and if shipment would not result in any Collateral Documents for Mortgage Loans with more than a total face amount of $1,000,000 being outstanding for correction, then Borrower may -- by a Trust Receipt delivered to Agent -- request that Agent ship to Borrower the entire mortgage loan file of Collateral Documents for any Mortgage Loan so that certain of those Collateral Documents may be corrected or replaced for clerical or other non-substantive mistakes. If Agent has no actual knowledge that any of the above conditions have not been satisfied, then and subject to the limitations below, then Agent shall ship to Borrower the entire mortgage loan file of Collateral Documents to be corrected or replaced.
Borrower shall re-deliver to Agent the corrected Collateral Documents (meeting the requirements of SCHEDULE 4.3) before the expiration of the Correction Period for that Collateral. Collateral shipped under this section, unless returned to Agent, ceases to be Eligible-Mortgage Collateral (a) to the extent that Collateral Documents for Mortgage Loans with more than a total face amount of $1,000,000 are outstanding for correction at any time and (b) upon the expiration of the Correction Period for that Collateral. The Lender Liens on any Collateral shipped under this section continue in full force and effect.

                                        35   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     4.7  RELEASE OF COLLATERAL.

          (A) EXCESS COLLATERAL. If no Default or Potential Default exists and no Borrowing Excess exists or would occur (after taking into account any corresponding payment on the Obligation) as a result of the release, Borrower may -- by a Release Request delivered to Agent by 11:00 a.m. on the Business Day of the release -- request that Agent release the Lender Liens on any Collateral.

          (B) SATISFACTION OF OBLIGATION. If the Obligation is fully paid and performed and all commitments by each Lender to extend credit under the Loan Documents are terminated or canceled, Borrower may -- by written request to Agent -- request that Agent release the Lender Liens on all of the Collateral, return to Borrower or its designee all Collateral Documents then held by Agent, and execute a release of any financing statements or other documents filed or recorded to perfect the Lender Liens.

          (C) RELEASES. If Agent has no actual knowledge that any of the above conditions for a release have not been satisfied, then Agent shall effect those releases.

SECTION 5. CONDITIONS PRECEDENT. No Lender is obligated to fund its part of any Borrowing and Agent is not obligated to issue any LC unless Agent has received all of the documents and items described on SCHEDULE 5. In addition, no Lender is obligated to fund its part of any Borrowing and Agent is not obligated to issue any LC unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing or LC): (a) Agent has timely received a Borrowing Request or LC Request (together with the applicable LC Agreement); (b) Agent receives any applicable LC fees; (c) all of the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement);
(d) no Default or Potential Default exists; (e) the funding of the Borrowing or the issuance of the LC is permitted by Law and does not cause a Borrowing Excess; and (f) if reasonably requested by Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or the issuance of the LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 5) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each. Subject to first obtaining the approval of all Lenders, Agent or any Lender may fund any Borrowing or issue any LC without all conditions being satisfied. However, to the extent lawful, that funding is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless all Lenders specifically waive an item in writing.

SECTION 6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

     6.1 PURPOSE OF CREDIT. Borrower will use all proceeds of Borrowings for one or more of the following: (a) Warehouse Borrowings will be used to finance Borrower's Mortgage Loan origination and acquisition until those Mortgage Loans are sold in the secondary market, (b) Working-Capital Borrowings will be used either (i) to pay certain Servicing Payments until those payments are reimbursed by either obligors under Mortgage Loans being serviced by Borrower or by the appropriate governmental agencies or (ii) to issue letters of credit to support sales of Servicing Rights, and (c) Term-Line Borrowings will be used to finance the acquisition of various servicing portfolios and to provide funding for Borrower's internally-generated Servicing Rights. In addition, the initial Borrowing on the Closing Date will be used to repay the outstanding indebtedness under the Existing Loan Agreement owed to any Existing Lender that is not a Lender under this agreement. Borrower is not engaged principally (or as one of its important activities) in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation

                                        36   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

U. No part of the proceeds of any LC draft or drawing or any Borrowing is to be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, the provisions of Regulation U.

     6.2  ABOUT THE COMPANIES.

          (A)  SUBSIDIARIES AND TRADE NAMES. Except as described on SCHEDULE 6.2
     (i) Borrower has no Subsidiaries and (ii) no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

          (B) EXISTENCE, QUALIFICATION, AND COMPLIANCE. Each Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated as stated on SCHEDULE 6.2. Except where failure is not a Material-Adverse Event, each Company (i) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (as described on SCHEDULE 6.2), (ii) possesses all requisite authority, permits, and power to conduct its business as is now being -- or is contemplated by this agreement to be -- conducted, and (iii) is in compliance with all applicable Laws.

          (C) OFFICES. Each Company's chief executive office and other principal offices are described on SCHEDULE 6.2. The present and foreseeable location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office, and all of its books, and records are in its possession.

     6.3 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) except for any action or filing that has been taken or made on or before the date of this agreement, require no action by or filing with any Tribunal, (d) do not violate any provision of its charter or bylaws, (e) except where not a Material-Adverse Event, do not violate any provision of Law applicable to it or any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

     6.4 BINDING EFFECT. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

     6.5  FISCAL YEAR.  The Companies' fiscal year ends each December 31.

     6.6 CURRENT FINANCIALS. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on their date or dates (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected in them or notes to them. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, no subsequent material adverse changes have occurred in the financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability.

     6.7  DEBT.  No Company has any Debt except Permitted Debt.

                                        37   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     6.8 SOLVENCY. On the date of each Borrowing or the issuance of any LC, each Company is, and after giving effect to the requested Borrowing or LC will be, Solvent.

     6.9 LITIGATION. Except as disclosed on SCHEDULE 6.9 (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against any Company exists.

     6.10 TRANSACTIONS WITH AFFILIATES. No Company is a party to a material transaction with any of its Affiliates except (a) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (b) transactions described on SCHEDULE 6.10.

     6.11 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material-Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency.

     6.12 EMPLOYEE PLANS. Except where occurrence or existence is not a Material-Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in (S) 302 of ERISA or (S) 412 of the IRC), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan, (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in (S) 406 of ERISA or (S) 4975 of the IRC), and (e) no "reportable event" (as defined in (S) 4043 of ERISA) has occurred in respect of any Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations.

     6.13 PROPERTY AND LIENS. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business or, after the date of this agreement, as otherwise permitted by this agreement. All Collateral is free and clear of any Liens and adverse claims of any nature except Permitted Liens.

     6.14 INTELLECTUAL PROPERTY. Borrower owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement. Borrower is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to Borrower, are not a Material-Adverse Event. To Borrower's knowledge, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of Borrower exists.

     6.15 ENVIRONMENTAL MATTERS. Except where not a Material-Adverse Event, no Company (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations or any material portion of the properties subject to Mortgage Loans, (b) has received any report of any Company's violation of any Environmental Law, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law. Each Company has taken prudent steps to determine that its properties and operations and that substantially all of the properties subject to Mortgage Loans do not violate any Environmental Law except violations that are not a Material-Adverse Event.

                                        38   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     6.16 GOVERNMENT REGULATIONS.

          (A) INAPPLICABLE REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

          (B) BORROWER'S ELIGIBILITY. Borrower is approved and qualified and in good standing as an issuer, mortgagee, or seller/servicer, as described below, and meets all requirements applicable to its status as such: (i) GNMA approved issuer of Mortgage-Backed Securities guaranteed by GNMA; (ii) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA; (iii) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate purchase, hold, sell and service Mortgage Loans to be sold to FHLMC; (iv) FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA Loans; and (v) VA approved mortgagee, eligible to originate, purchase, hold, sell and service VA Loans.

     6.17 INSURANCE. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     6.18 APPRAISALS. With respect to the property the subject of any Mortgage Loan, Borrower has obtained Appraisals in material compliance with all Appraisal Laws.

     6.19 FULL DISCLOSURE. Each material fact or condition relating to the Loan Documents or the financial condition, business, or property of the Companies that is a Material-Adverse Event has been disclosed in writing to Agent and Lenders. All information previously furnished by any Company to Agent or any Lender in connection with the Loan Documents was -- and all information furnished in the future by any Company to Agent or any Lender will be -- true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 7. AFFIRMATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower jointly and severally covenants and agrees with Agent and Lenders as follows:

     7.1 REPORTING REQUIREMENTS. Borrower shall cause to be furnished to Agent the following, all in form and detail reasonably satisfactory to Agent:

          (A) ANNUAL FINANCIALS. Promptly when available but at least within 90 days after each fiscal-year end of Borrower, audited Financials of the Companies as of that year end, each reflecting the corresponding figures for the preceding fiscal year in comparative form, accompanied by (i) an unqualified opinion of a firm of independent certified public accountants acceptable to Agent stating that those Financials were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in GAAP concurred in by Borrower's independent public accountants, and that the consolidated portion of those Financials present fairly the consolidated and consolidating financial condition and results of operations of the Companies as of (and for the fiscal year ending on) that last day, and (ii) a Compliance Certificate.

          (B) GUARANTOR FINANCIAL STATEMENTS. Promptly when available but at least within 90 days after each fiscal year end of Guarantor, audited financial statements and statements of cash flow

                                        39   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     for any Guarantor prepared as of the end of the previous calendar year in form and detail reasonably acceptable to Agent.

          (C) MONTHLY FINANCIALS. Promptly when available but at least within 45 days after each Calendar Month, Financials of the Companies as of the end of that month, accompanied by (i) a Management Report and (ii) a Compliance Certificate.

          (D) TAKE-OUT REPORT. By 5:00 p.m. on each Monday (or, if any Monday is not a Business Day, then by that time on the next Business Day) but only to the extent that Borrower has elected not to deliver specifically-designated Take-Out Commitments to Agent under SCHEDULES 4.2 and 4.3, a Take-Out Report that is prepared as of the close of business on the preceding Business Day and reports the Take-Out Prices of the Mortgage-Collateral Groups comprising the Mortgage Collateral for which specifically-designated Take-Out Commitments have not been delivered.

          (E) INVESTOR INFORMATION. Promptly after the request by Agent or Determining Lenders, financial information about any investor (other than FNMA, FHLMC, and GNMA) for purposes of determining whether that investor should become or remain an Approved Investor.

          (F) APPRAISED VALUE REPORT. Promptly when available but at least within 60 days after each Calendar Quarter, an appraisal of the Appraised Value. Such appraisals shall be delivered at least once every Calendar Quarter with respect to the Servicing Portfolio (Borrower's internally-prepared appraisals are acceptable except that the appraisal due on the Calendar Quarter ending each March 31 must be prepared by an independent third-party appraiser acceptable to Agent in its sole discretion).

          (G) NOTICES. Notice, promptly after any Company knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material-Adverse Event,
     (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document that constitutes a Material-Adverse Event, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law or other Law if that violation is a Material-Adverse Event, or (iv) a Default or Potential Default specifying the nature thereof and what action Borrower have taken, are taking, or propose to take with respect to it.

          (H) OTHER INFORMATION. Promptly upon reasonable request by Agent or Determining Lenders (through Agent), information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of any Company and opinions, certifications, and documents in addition to those mentioned in this agreement.

     7.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this agreement.

     7.3 BOOKS AND RECORDS. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

     7.4 INSPECTIONS. Upon reasonable request, each Company shall allow Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or representatives from time to time during reasonable business hours.

                                        40   AMENDED AND RESTATED LOAN AGREEMENT
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

     7.5 TAXES. Each Company shall promptly pay when due any and all Taxes other than Taxes of which the failure to pay is not a Material-Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 EXPENSES. Borrower shall pay (a) all reasonable legal fees and expenses incurred by Agent in connection with the preparation, negotiation, and execution of the Loan Documents, (b) all reasonable legal fees and expenses incurred by Agent in connection with each separate future amendment, consent, waiver, or approval executed in connection with any Loan Document, (c) all fees, charges, or Taxes for the recording or filing of any Loan Document to create or perfect Lender Liens, (d) all other reasonable out-of-pocket expenses of Agent or any Lender in connection with the preparation, negotiation, execution, or administration of the Loan Documents -- including, without limitation, courier expenses incurred in connection with the Mortgage Collateral, (e) all amounts expended, advanced, or incurred by Agent or any Lender to satisfy any obligation of any Company under any Loan Document, to collect the Obligation, or to enforce the Rights of Agent or any Lender under any Loan Document -- including, without limitation, all court costs, attorneys' fees (whether for trial, appeal, other proceedings, or otherwise), fees of auditors and accountants, and investigation expenses reasonably incurred by Agent or any Lender in connection with any such matters, (f) interest at an annual interest rate equal to the Default Rate on each item specified in CLAUSES (A) through (E) above from 30 days after the date of written demand or request for reimbursement to the date of reimbursement, and
(g) any and all stamp and other Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Loan Document -- IN CONNECTION WITH WHICH BORROWER SHALL INDEMNIFY AND SAVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY THOSE TAXES TO THE EXTENT THOSE LIABILITIES ARISE SOLELY BECAUSE BORROWER FAILED TO PAY THE TAXES UPON DEMAND BY AGENT OR ANY LENDER, WHICH INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     7.7  MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS.  Each Company shall
(a) except as permitted by SECTION 8.5, maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material-Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material-Adverse Event -- including, without limitation, Borrower's eligibility as lender, seller/servicer, and issuer as described in SECTION 6.16(B).

     7.8 INSURANCE. Borrower shall (a) maintain with financially sound and reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts -- including, without limitation, a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals -- as satisfy prevailing FNMA, FHLMC, and GNMA requirements applicable to a qualified mortgage institution and otherwise as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, and (b) upon Agent's request, furnish to Agent from time to time (i) a summary of its insurance coverage, in form and substance satisfactory to Agent, and (ii) originals or copies of the applicable policies.

     7.9 TAKE-OUT COMMITMENTS. Borrower shall perform and observe in all material respects each of the provisions of each Take-Out Commitment on its part to be performed or observed and cause all things to be done that are necessary to have each item of Mortgage Collateral and the Collateral Documents covered by a Take-Out Commitment to comply with its requirements.

     7.10 APPRAISALS. Borrower shall promptly (a) permit Agent's and any Lender's authorized Representatives to discuss with Borrower's officers or with the appraisers furnishing Appraisals the procedures

                                        41   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
for preparation, review, and retention of -- and to review and obtain copies of --all Appraisals pertaining to any Mortgage Collateral, and (b) upon Agent's or any Lender's request, cooperate with it to ascertain that the Appraisals comply with all Appraisal Laws.

     7.11 INDEMNIFICATION. IN CONSIDERATION OF THE COMMITMENTS BY AGENT AND LENDERS UNDER THE LOAN DOCUMENTS, BORROWER SHALL INDEMNIFY AND DEFEND EACH AGENT, LENDER, AND THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES (COLLECTIVELY, THE "INDEMNIFIED PARTIES") -- AND DEFEND THEM AND HOLD EACH OF THEM HARMLESS -- AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, DEFICIENCIES, INTEREST, JUDGMENTS, COSTS, OR EXPENSES -- INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES -- INCURRED BY ANY OF THEM ARISING FROM OR BECAUSE OF (A) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING BROUGHT OR THREATENED IN CONNECTION WITH ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY USE BY EITHER COMPANY OF THE PROCEEDS OF BORROWINGS, (B) ANY IMPOUNDMENT, ATTACHMENT, OR RETENTION OF ANY MORTGAGE COLLATERAL OR ANY FAILURE OF ANY INVESTOR TO PAY THE ENTIRE PURCHASE PRICE OF ANY MORTGAGE COLLATERAL UNDER ANY TAKE-OUT COMMITMENT, (C) ANY ALLEGED VIOLATION OF ANY FEDERAL OR STATE LAW RELATING TO USURY IN CONNECTION WITH ANY MORTGAGE COLLATERAL, AND (D) ANY REPRESENTATION MADE BY ANY COMPANY UNDER ANY LOAN DOCUMENT. ALTHOUGH EACH INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ANY INDEMNIFIED PARTY'S ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD. THIS INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

SECTION 8. NEGATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower covenants and agrees with Agent and Lenders as follows:

     8.1 DEBT. No Company may directly or indirectly create, incur, permit to exist, or commit to create or incur (a) any Wet Borrowings except in connection with this agreement or in connection with any Permitted Debt whose description specifically allows for Wet Borrowings, (b) any mortgage loan repurchase agreements (except in connection with any Permitted Debt whose description specifically allows for mortgage loan repurchase agreements or as otherwise permitted by Agent in writing), or (c) any other Debt except the following (collectively, the "PERMITTED DEBT"):

               (i)  Obligations to pay Taxes.

              (ii) Liabilities for accounts payable, non-capitalized equipment or operating leases, and similar liabilities if in each case incurred in the ordinary course of business.

             (iii) Accrued expenses, deferred credits, and loss contingencies that are properly classified as liabilities under GAAP.

              (iv)  The Obligation.

               (v) Up to $825,000 in Debt (including related letters of credit and reimbursement agreements) under a municipal bond financing facility with Colorado National Bank.

              (vi) Up to $1,235,000 in Debt under a land acquisition loan from First Security Bank.

                                        42   AMENDED AND RESTATED LOAN AGREEMENT
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

             (vii) Up to $1,600,000 in Debt under a model-home financing facility with Argo Federal Savings Bank.

            (viii) Up to $679,495 in Debt (but not warehouse-type Debt) under a facility with Piper-Jaffray (American Strategic Income Portfolio, Inc.) as that amount may be reduced but not increased at any time on or after the Closing Date.

              (ix) Debt under a Revolving Subordinated Loan Agreement between Borrower and Guarantor, providing (in terms acceptable to lender) that any liabilities arising under the Revolving Subordinated Loan Agreement are expressly subordinated to the Obligation.

               (x) Debt (other than the above) incurred after the date of this agreement, never to exceed $250,000 unless approved by Agent in writing.

     8.2 LIENS. No Company may (a) create, incur, permit to exist, enter into, or commit to enter into any arrangement or agreement (except the Loan Documents) that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, or (b) create, incur, permit to exist, or commit to create or incur any Lien on any of its assets except the following (collectively, the "PERMITTED LIENS"):

               (i) Any interest or title of a lessor in assets being leased under any non-capitalized equipment or operating lease.

              (ii) Pledges or deposits that (a) do not encumber any Collateral and (b) are made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

             (iii) Good-faith pledges or deposits that (a) do not cover any Collateral and (b) are either (i) not in excess of 10% (excluding deposits put down for servicing portfolio purchases in the ordinary course of business) of the amounts due under, and made to secure, either Company's performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or (ii) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business.

              (iv) Zoning and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use.

               (v) The following if no Lien has been filed in any jurisdiction or agreed to: (a) Liens for Taxes not yet due and payable and (b) if, to the extent they cover any Collateral, they are subordinate to the Lender Liens in form and substance reasonably acceptable to Agent (c) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable and (d) landlord's Liens for rent not yet due and payable.

              (vi) The following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, any of which covering any Collateral must be subordinate to the Lender Liens

                                        43   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
          in form and substance reasonably acceptable to Agent, and any of which do not in the aggregate materially detract from the value of the property of the Company in question, or materially impair the use of that property in the operation of its business: (a) claims and Liens for Taxes due and payable; (b) claims and Liens upon, and defects of title to, real or personal property (other than any Collateral), including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (c) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and (d) adverse judgments or orders on appeal for the payment of money.

              (vii)  Lender Liens.

             (viii) Liens (a) evidenced by any financing statements reflected in any UCC Search Reports described on SCHEDULE 5 to the extent that they are not required to be terminated, partially released, amended, or subordinated as reflected in the conditions in SCHEDULE 5 or (b) securing Permitted Debt.

     8.3 LOANS, ADVANCES, AND INVESTMENTS. No Company may make or commit to make any loan, advance, extension of credit, or capital contribution to, make or commit to make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person except the following (collectively, "PERMITTED LOANS/INVESTMENTS"):

                (i) Extensions of trade credit and other payables in the ordinary course of business.

               (ii) Loans and advances to officers or employees of any Company that are (a) in the ordinary course of business for travel, entertainment, or relocation or (b) not in the ordinary course and are never more than a total outstanding of (i) $50,000 for any one officer, director, or employee or (ii) $50,000 for all of the Companies.

              (iii) Mortgage Loans and Mortgaged Securities originated or acquired by Borrower in the ordinary course of its business.

               (iv) Acquisition of securities or evidences of Debt of others when acquired by Borrower in settlement of accounts receivable or other Debts arising in the ordinary course of business so long as the total of all of those securities or evidences of Debt is not material to Borrower's financial condition.

                (v) Investments in obligations, with maturities of one year or less, issued or unconditionally guaranteed by -- or issued by any of its agencies and backed by the full faith and credit of -- the United States of America.

               (vi) Demand deposit accounts maintained in the ordinary course of business.

              (vii) Certificates of deposit issued by (a) any Lender or (b) any other commercial bank organized under the Laws of the United States of America or one of its states that has combined capital, surplus, and undivided profits of at least $250,000,000 and a rating of C or better by Thompson Bank Watch, Inc.

             (viii) Eurodollar investments with (a) any Lender or (b) any other financial institution that has (i) combined capital, surplus, and undivided profits of at least

                                        44   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

          $100,000,000 and (ii) a commercial-paper rating of at least P-1 or A-1 or (if it does not have a commercial-paper rating) a bond rating of at least A-1 or A- by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively.

               (ix) Investments in commercial paper (a) having a maturity of one year or less and (b) given the highest rating by a nationally-recognized-credit-rating agency.

                (x) Investments in municipal bonds acquired on or before the Closing Date.

               (xi) An investment in real property in Ft. Lupton, Colorado, valued at approximately $1,431,306.

              (xii) Investments in Pulte Corporation model homes, valued at no more than $2,000,000.

             (xiii) Other loans, advances, or investments, so long as the aggregate amount outstanding (defined as the amount of any such loans or advances plus the cost of any such investments) is never more than $100,000 at any one time.

At no time may the aggregate market value of all Permitted Loans/Investments (other than Mortgage Loans and Mortgage Securities described in SECTION 8.3(III) above) exceed an aggregate value of more than $6,000,000).

     8.4 DISTRIBUTIONS. Borrower may not directly or indirectly pay or declare any Distribution during any fiscal year except (a) dividends payable solely in the form of capital stock, (b) cash distributions to Borrower's shareholders in an amount not to exceed 50% of Borrower's net cash income (after adjustments for non-cash income and cash taxes) so long as no Default or Potential Default exists or would be created by the Distribution or (c) Distributions otherwise approved in writing by Agent.

     8.5 MERGER OR CONSOLIDATION. No Company may directly or indirectly merge or consolidate with or into any other Person except that any Company may merge into or be consolidated with any other Company so long as Borrower is the surviving corporation if it is involved.

     8.6 LIQUIDATIONS AND DISPOSITIONS OF ASSETS. No Company may directly or indirectly dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of its assets or business except for sales or other dispositions by Borrower, in the ordinary course of business, of (a) subject to
SECTION 9, part of its Servicing Portfolio, or (b) subject to SECTION 4, Mortgage Loans, Mortgage Securities, or Servicing Receivables that are Collateral, or (c) Mortgage Loans, Mortgage Securities, or Servicing Receivables that are not Collateral.

     8.7 USE OF PROCEEDS. Borrower may not directly or indirectly use the proceeds of Borrowings (a) for any purpose other than as represented in this agreement, (b) for the funding or acquisition of construction or commercial loans, (c) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or (d) in violation of Regulation U or (S) 7 of the Securities Exchange Act of 1934.

     8.8 TRANSACTIONS WITH AFFILIATES. No Company may directly or indirectly enter into any transaction with any of its Affiliates other than transactions in the ordinary course of business or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

                                        45   AMENDED AND RESTATED LOAN AGREEMENT
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

     8.9 EMPLOYEE PLANS. Except where a Material-Adverse Event would not result, no Company may directly or indirectly permit any of the events or circumstances described in SECTION 6.12 to exist or occur.

     8.10 COMPLIANCE WITH LAWS AND DOCUMENTS. No Company may directly or indirectly (a) violate the provisions of any Laws applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material-Adverse Event or (b) violate the provisions of its charter or bylaws or repeal, replace or amend any provision of its charter or bylaws if any such action is a Material-Adverse Event.

     8.11 GOVERNMENT REGULATIONS. No Company may directly or indirectly conduct its business in a way that it becomes regulated under the Investment Company Act of 1940.

     8.12 FISCAL YEAR ACCOUNTING. No Company may directly or indirectly change its fiscal year nor use any accounting method other than GAAP.

     8.13 NEW BUSINESSES. No Company may directly or indirectly engage in any business except the businesses in which it or any of its Affiliates is presently engaged and any other reasonably-related business.

     8.14 ASSIGNMENT. No Company may directly or indirectly assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     8.15 OTHER FACILITIES. No Company may directly or indirectly receive advances under any other warehouse- or servicing-type facility except as provided in this agreement or as approved in writing by Agent.

SECTION 9. FINANCIAL COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower covenants and agrees with Agent and Lenders as follows:

     9.1 NET WORTH.

          (a) The Companies' Net Worth may never be less than the sum of (i) $10,000,000 plus (ii) 100% of all contributions to any Company's stockholders' equity made on or after December 31, 1996, plus (iii) 50% of the Companies' Net Income for each fiscal quarter ending after December 31, 1996, and added to the Companies' required Net Worth on the last day of each successive fiscal quarter (provided that if the Companies' Net Income for any fiscal quarter is less than $0, then the incremental amount added to the Companies' required Net Worth for that fiscal quarter shall be $0).

          (b) The Companies' Adjusted-Net Worth may never be less than the sum of (i) $12,000,000, plus (ii) 100% of all contributions to any Company's stockholders' equity made on or after December 31, 1996, plus (iii) 50% of the Companies' Net Income for each fiscal quarter ending after December 31, 1996, and added to the Companies' required Adjusted-Net Worth on the last day of each successive fiscal quarter (provided that if the Companies' Net Income for any fiscal quarter is less than $0, then the incremental amount added to the Companies' required Adjusted-Net Worth for that fiscal quarter shall be $0).

          (c) The Companies' Adjusted-Tangible-Net Worth may never be less than the sum of (i) $10,000,000, plus (ii) 100% of all contributions to any Company's stockholders' equity made on or after December 31, 1996, plus
     (iii) 50% of the Companies' Net Income for each fiscal quarter ending after December 31, 1996, and added to the Companies' required Adjusted-Tangible-Net Worth on the

                                        46   AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     last day of each successive fiscal quarter (provided that if the Companies' Net Income for any fiscal quarter is less than $0, then the incremental amount added to the Companies' required Adjusted-Tangible-Net Worth for that fiscal quarter shall be $0).

     9.2 LEVERAGE. The ratio of the Companies' Total-Adjusted Debt to Adjusted-Tangible-Net Worth may never exceed 8.0 to 1.0.

     9.3 CASH FLOW. The ratio of the Companies' historical Cash Flow to historical CMLTD may never be less than 1.3 to 1.0 at the end of any 4-quarter period, calculated as of the last day of each Calendar Quarter.

     9.4 SERVICING PORTFOLIO. The Servicing Portfolio may never be less than (a) $2,000,000,000 on or after June 30, 1997, so long as the "Vanderford" acquisition has occurred and (b) $1,500,000,000 at all other times. Agency servicing must represent a minimum of 65% of the total Servicing Portfolio.

     9.5       DEBT TO SERVICING PORTFOLIO.

               (a) The Principal Debt of Term-Line Borrowings may never exceed the lesser of either (i) 1.25% of the unpaid principal balance of the Servicing Portfolio, or (ii) 70% of the Appraised Value of the Servicing Portfolio.

               (b) The Principal Debt of Working-Capital Borrowings and Term-Line Borrowings may never exceed the lesser of either (i) 1.25% of the unpaid principal balance of the Servicing Portfolio, or (ii) 95% of the Appraised Value of the Servicing Portfolio.

SECTION 10.    DEFAULTS AND REMEDIES.

     10.1 DEFAULT. The term "DEFAULT" means the existence or occurrence of any one or more of the following:

               (A) OBLIGATION. Borrower fails to pay (i) any interest on the Obligation when due under the Loan Documents and that failure continues for five days or (ii) any other part of the Obligation when due under the Loan Documents.

               (B) COVENANTS. Any Company fails to punctually and properly perform, observe, and comply with any (i) any covenant, agreement, or condition under SECTIONS 8 or 9 or (ii) any covenant, agreement, or condition contained in any of the Loan Documents -- other than covenants to pay the Obligation and the covenants listed in CLAUSE (I) above and that failure continues for a period of 15 calendar days after any Company has, or, with the exercise of reasonable investigation, should have, notice of it.

               (C) MISREPRESENTATION. Any material statement, warranty, or representation by or on behalf of any Company or Guarantor in any Loan Document or other writing authored by any Company or Guarantor and furnished in connection with the Loan Documents, proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

               (D)  DEBTOR LAW.  Any Company or Guarantor (i) is not Solvent,
     (ii) fails to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- other than as a creditor or claimant -- that could suspend or otherwise adversely affect

                                      47     AMENDED AND RESTATED LOAN AGREEMENT
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

     the Rights of Agent or any Lender granted in the Loan Documents unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing.

               (E) OTHER DEBT. Any Company or Guarantor fails to make any payment due on any Debt or security (with respect to which any Company or Guarantor has redemption, sinking fund, or other purchase obligations) or any event occurs or any condition exists in respect of any Debt or security of any Company or Guarantor, the effect of which is (i) to cause or to permit any holder of that Debt or security or a trustee to cause (whether or not it elects to cause) any of that Debt or security to become due before its stated maturity or its regularly scheduled payment dates, or
     (ii) to permit a trustee or the holder of any security (other than common stock of any Company or Guarantor) to elect (whether or not it does elect) a majority of the directors on the board of directors of that Company or Guarantor.

               (F) JUDGMENTS. Any Company or Guarantor fails to pay any money judgment against it at least ten days prior to the date on which any of the assets of that Company or Guarantor may be lawfully sold to satisfy that judgment.

               (G) ATTACHMENTS. The failure to have discharged within a period of 30 days after the commencement of any attachment, sequestration, or similar proceeding against any of the assets of any Company or Guarantor.

               (H) UNENFORCEABILITY. Any material provision of any Loan Document for any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Loan Document is challenged or denied by any Company.

               (I) CHANGE OF CONTROL. Any (i) material change in the ownership or management of Borrower or any Guarantor from that ownership and management as it exists on the date of this agreement or (ii) failure to provide advance notice of any change in ownership or management.

               (J) AGENCY QUALIFICATIONS. (i) Borrower fails to meet any GNMA seller or servicing standard or requirement that is a Material-Adverse Event, (ii) GNMA revokes or terminates Borrower's Right to service for GNMA, (iii) GNMA issues a letter of extinguishment under any GNMA guaranty agreement, (iv) Borrower ceases to be an eligible issuer or servicer for either FNMA or FHLMC, (v) FNMA or FHLMC impose any sanctions upon Borrower resulting in a Material-Adverse Event, (vi) FNMA or FHLMC terminate or revoke Borrower's Right to service for FNMA or FHLMC, or (vii) FNMA or FHLMC initiate any transfer of servicing from Borrower.

               (K) LCS. Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC, and Borrower has refused to reimburse Agent for payment, or (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Agent cash collateral in an amount equal to Agent's maximum exposure under the LC.

     10.2      REMEDIES.

               (A) DEBTOR LAW. Upon the occurrence of a Default under SECTION 10.1(D), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice

                                      48     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Borrower.

               (B) OTHER DEFAULTS. While a Default exists -- other than those described in CLAUSE (A) above -- Agent may and, upon the direction of Determining Lenders, shall declare the Obligation to be immediately due and payable, whereupon it shall be due and payable, whereupon the commitments of Lenders to extend credit under this agreement are then automatically terminated.

               (C) OTHER REMEDIES. Following the termination of the commitments of Lenders to extend credit under this agreement and the acceleration of the Obligation, Agent may (and, at the direction of Determining Lenders, shall) do any one or more of the following: (i) Reduce any claim to judgment; (ii) foreclose upon or otherwise enforce any Lender Liens; (iii) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company or from any property of any Company, through offset, or otherwise; and (iv) exercise any other Rights in the Loan Documents, at Law, in equity, or otherwise that Determining Lenders may direct. Should any Default continue that, in Agent's opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Agent may, in a notice to the Lenders of that Default set forth one or more actions that Agent, in its opinion, believes should be taken. Unless otherwise directed by Determining Lenders (excluding the Lender serving as Agent) within ten days following the date of the notice setting forth the proposed action or actions, Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

     10.3 RIGHT OF OFFSET. Borrower hereby grants to Agent and to each Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to Agent or such Lender from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against Agent or such Lender, at any time existing. Upon the occurrence of any Default, Agent and each Lender are authorized at any time and from time to time, without notice to either Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to SECTION 3.6. Notwithstanding anything in this section or elsewhere in this agreement to the contrary, neither Agent nor any other Lender shall have any right to offset, appropriate, or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest which Borrower have in such escrowed funds) which have been so identified by any Company in writing at the time of deposit thereof.

     10.4 WAIVERS. Borrower waives any right to require Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral or pursue its Rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power. Agent shall not be required to take any steps necessary to preserve any Rights of any Company against any Person from which any Company purchased any Mortgage Loans or to preserve Rights against prior parties. Borrower and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

                                      49     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     10.5 PERFORMANCE BY AGENT. Should any covenant, duty, or agreement of any Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement, Agent may, at its option, after notice to Borrower, as the case may be, perform, or attempt to perform, such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, Borrower shall jointly and severally, at the request of Agent, promptly pay any amount expended by Agent in such performance or attempted performance to Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Agent until paid. Notwithstanding the foregoing, it is expressly understood that Agent does not assume and shall never have, except by express written consent of Agent, any liability or responsibility for the performance of any duties of any Company under this agreement or under any other document delivered under this agreement.

     10.6 NO RESPONSIBILITY. Except in the case of fraud, gross negligence, or willful misconduct, neither Agent nor any of its officers, directors, employees, or attorneys shall assume -- or ever have any liability or responsibility for --any diminution in the value of the Collateral or any part of the Collateral.

     10.7 NO WAIVER. The acceptance by Agent or any Lender at any time and from time to time of partial payment or performance by any Company of any of their respective obligations under this agreement or under any Loan Document shall not be deemed to be a waiver of any Default then existing. No waiver by Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Default. No delay or omission by Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

     10.8 CUMULATIVE RIGHTS. All Rights available to Agent and the Lenders under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Agent and the Lenders at Law or in equity, whether or not the Notes be due and payable and whether or not Agent shall have instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

     10.9 RIGHTS OF INDIVIDUAL LENDERS. No Lender shall have any right by virtue of, or by availing itself of, any provision of this agreement to institute any actions or proceedings at Law, in equity, or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless (a) the Determining Lenders previously shall have given to Agent written notice of a Default and the continuance thereof, including a written request upon Agent to institute such action or proceedings in its own name and offering to indemnify Agent against the costs, expenses and liabilities to be incurred therein or thereby, (b) Agent, for ten Business Days after its receipt of such notice, shall have failed to institute any such action or proceeding, and (c) no direction inconsistent with such written request shall have been given to Agent by Determining Lenders. It is understood and intended, and expressly covenanted by the taker and holder of every Note with every other taker and holder and Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this SECTION 10.9, each and every Lender and Agent shall be entitled to such relief as can be given either at law or in equity.

                                      50     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     10.10 NOTICE TO AGENT. Should any Default or Potential Default occur and be continuing, any Lender having actual knowledge thereof shall notify Agent and Borrower of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

     10.11 COSTS. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Agent or any Lender in the exercise of any Right provided in any Loan Document is payable to Agent or that Lender, as the case may be, on demand, is part of the Obligation, and bears interest at the Default Rate from the date paid by Agent or any Lender to the date repaid by Borrower.

SECTION 11  AGENT.

     11.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints Agent as Agent under the Loan Documents and authorizes Agent to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of the Loan Documents, together with such powers as are reasonably incidental thereto. As to any matter not expressly provided for by this agreement (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Lenders, and those instructions shall be binding upon all Lenders and all holders of the Notes. However, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this agreement or applicable Laws. Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of the Loan Documents.

     11.2 AGENT'S RELIANCE, ETC. Notwithstanding anything to the contrary in any Loan Document, neither Agent nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing,
Agent: (a) May treat the payee of any Note as the holder thereof; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it or Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of Borrower or to inspect the property (including the books and records) of Borrower, except receipt of delivery of the items required under SECTIONS 3.2, 4.1, 4.3, and 7.1; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

     11.3 AGENT AND AFFILIATES. With respect to Borrowings made by it, and the one or more Notes issued to it, Agent shall have the same rights and powers under this agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Agent in its individual capacity. Agent and the Affiliates of Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any of its Affiliates and any Person who may do business with or own securities of Borrower or any of its Affiliates, all as if Agent was not Agent and without any duty to account therefor to Lenders.

                                      51     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     11.4 CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender, and based on the financial statements referred to in SECTIONS 6.6 and 7.1 of this agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this agreement.

     11.5 INDEMNIFICATION. LENDERS SHALL INDEMNIFY AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY AGENT UNDER THIS AGREEMENT (INCLUDING ANY OF SAME WHICH MAY RESULT FROM THE NEGLIGENCE, BUT NOT GROSS NEGLIGENCE, OF AGENT). HOWEVER, NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THOSE LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, TO THE EXTENT THAT AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY BORROWER.

     11.6 SUCCESSOR AGENT. Agent may resign at any time by giving written notice thereof to Lenders and Borrower and may be removed at any time with or without cause by 100% of Lenders. Upon any such resignation or removal, 100% of Lenders shall have the right to appoint a successor Agent in the capacity of Agent. If no successor Agent shall have been so appointed by 100% of Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank or savings bank organized under the laws of the United States of America or of any state thereof which has a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from any further duties, and obligations under this agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this agreement. The appointment of a successor Agent shall not release the retiring Agent from any liability it may have for any actions taken or omitted to be taken by it while it was Agent under this agreement.

     11.7 INSPECTION. Agent shall permit any officer, employee, agent of Borrower or any Lender which may so request to visit and inspect the premises on which the custodial duties of Agent hereunder are performed, examine the books and records of Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers, accountants and auditors of Agent that are responsible therefor, all at such reasonable times and as often as Borrower or any Lender may desire.

                                      52     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

SECTION 12.  MISCELLANEOUS.

     12.1 NONBUSINESS DAYS. Any action that is due under any Loan Document on a non-Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.

     12.2 COMMUNICATIONS. Unless otherwise stated, a communication under any Loan Document to a party to this agreement must be written to be effective and is deemed given:

     . For Borrowing Requests, Collateral Delivery-Notices, Shipping Requests, and Release Requests, only when actually received by Agent.

     . Otherwise, if by fax, when transmitted to the appropriate fax number -- but, without affecting the date deemed given, the fax must be promptly confirmed by telephone.

     . Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

     .    Otherwise, when actually delivered.

Until changed by written notice to each other party to this agreement, the address and fax number are stated for (a) Borrower and Agent, beside their names on the signature pages below, and (b) each Lender, beside its name on SCHEDULE 2.

     12.3 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under the Loan Documents must be satisfactory to Agent and its counsel.

     12.4 EXCEPTIONS TO COVENANTS. An exception to any Loan Document covenant does not permit violation of any other Loan Document covenant.

     12.5 SURVIVAL. All Loan Document provisions survive all closings and are not affected by any investigation made by any party.

     12.6 GOVERNING LAW. Unless otherwise stated, each Loan Document must be construed -- and its performance enforced -- under the Laws of the State of Texas and the United States of America.

     12.7 INVALID PROVISIONS. If any provision of a Loan Document is judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Loan Document, then, to the extent lawful, it shall be replaced by a judicially-construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

     12.8 CONFLICTS BETWEEN LOAN DOCUMENTS. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Loan Document containing additional provisions not in conflict) with the provisions of any other Loan Document.

     12.9 DISCHARGE AND CERTAIN REINSTATEMENT. Borrower's obligations under the Loan Documents remain in full force and effect until no Lender has any commitment to extend credit under the Loan Documents and the Obligation is fully paid (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If any payment under

                                      53     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
any Loan Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

     12.10 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS. An amendment of -- or an approval, consent, or waiver by Agent or by one or more Lenders under -- any Loan Document must be in writing and must be:

               (A) BORROWER AND AGENT. Executed by Borrower and Agent if it purports to reduce or increase any fees payable to Agent by Borrower.

               (B) BORROWER, AGENT, AND ALL LENDERS. Executed by Borrower and Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Loan Document or if it purports to
     (i) except as otherwise stated in this SECTION 12.10, extend the due date or decrease the scheduled amount of any payment under -- or reduce the rate or amount of interest, fees, or other amounts payable to Agent or any Lender under -- any Loan Document, (ii) change the definition of Borrowing Base (or any component of it), Commitment Percentage, Determining Lenders, Market Value, Termination Percentage, Tranche A-Stated-Termination Date, Tranche B-Stated-Termination Date or Warehouse-Stated-Termination Date, or
     (iii) partially or fully release any Guaranty or any Collateral except releases of Collateral contemplated in this agreement.

               (C) BORROWER, AGENT, AND DETERMINING LENDERS. Otherwise (i) for this agreement, executed by Borrower, Agent, and Determining Lenders, or
     (ii) for other Loan Documents, approved in writing by Determining Lenders and executed by Borrower, Agent, and any other party to that Loan Document.

No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under the Loan Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Loan Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.

     12.11 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This agreement is effective when counterparts of it have been executed and delivered to Agent by each Lender, Agent, and Borrower, or, in the case only of those Lenders, when Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Agent a counterpart of it.

     12.12 PARTIES. This agreement binds and inures to Borrower, each Lender, Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

               (A) ASSIGNMENT BY COMPANIES. No Company may assign any Rights or obligations under any Loan Document without first obtaining the written consent of Agent and all Lenders.

               (B) ASSIGNMENT BY LENDER. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights and obligations under the Loan Documents either (i) to a Federal Reserve Bank without the consent of any party to this agreement so long as that Lender is not released from its obligations under the Loan Documents, or (ii) otherwise in the ordinary course of its lending business

                                      54     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------
     and in accordance with all Laws, and with SECTION 12.13 or 12.14 so long as
     (A) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of Borrower and Agent, which may not be unreasonably withheld, must be first obtained, (B) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on ratable basis according to their Commitment Percentages, (C) neither Borrower nor Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, and (D) if the Participant or Purchaser is organized under the Laws of any jurisdiction other than the United States of America or any of its states, it complies with SECTION 3.13.

               (C) OTHERWISE VOID. Any purported assignment, pledge, or other transfer in violation of this section is void from beginning and not effective.

     12.13 PARTICIPATIONS. Subject to SECTION 12.12(B) and this section and only if no Default exists, a Lender may at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its Commitment and its share of the Obligation.

               (A) ADDITIONAL CONDITIONS. For each participation (i) the selling Lender must remain -- and the Participant may not become -- a "Lender" under this agreement, (ii) the selling Lender's obligations under the Loan Documents must remain unchanged, (iii) the selling Lender must remain solely responsible for the performance of those obligations, (iv) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Loan Documents, and (v) Borrower and Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

               (B) PARTICIPANT RIGHTS. The selling Lender may obtain for each of its Participants the benefits of the Loan Documents related to participations in its share of the Obligation, but Borrower is never obligated to pay any greater amount that would be due to the selling Lender under the Loan Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Loan Documents except certain permitted voting Rights described below.

               (C) PARTICIPATION AGREEMENTS. An agreement for a participating interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or waiver under any Loan Document related to the matters in SECTION 12.10(B) if it also provides for a voting mechanism that a majority of that selling Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that selling Lender or participated) controls the vote for that selling Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person except any Lender or its Affiliates.

     12.14 TRANSFERS. Subject to SECTION 12.12(B) and this section and only if no Default exists, a Lender may at any time sell to one or more financial institutions (each a "PURCHASER") all or part of its Rights and obligations under the Loan Documents.

               (A) ADDITIONAL CONDITIONS. The sale (i) must be accomplished by the selling Lender and Purchaser executing and delivering to Agent and Borrower an Assignment and (ii) may not occur until the selling Lender pays to Agent an administrative-transfer fee of $2,500.

                                      55     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

               (B) PROCEDURES. Upon satisfaction of the foregoing conditions and as of the Effective Date in the assignment and assumption agreement, which may not be before delivery of that document to Agent and Borrower, then (i) a Purchaser is for all purposes a Lender party to -- with all the Rights and obligations of a Lender under -- this agreement, with a Commitment as stated in the assumption agreement, (ii) the selling Lender is released from its obligations under the Loan Documents to a corresponding extent, (iii) SCHEDULE 2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced Commitment of the selling Lender, and Agent shall deliver to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes, (iv) Borrower shall execute and deliver to each of the selling Lender and the Purchaser a Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Notes under CLAUSE (IV) above, the selling Lender shall return to the appropriate Company all Notes previously delivered to it under this agreement, and (vi) the Purchaser is subject to all the provisions in the Loan Documents, the same as if it were a Lender that executed this agreement on its original date.

     12.15 JURISDICTION; VENUE; SERVICE OF PROCESS; AND JURY TRIAL. EACH PARTY, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS SUBSIDIARIES), (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT,
(C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO AGENT EVIDENCE THEREOF, IF REQUESTED, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AT ITS ADDRESS SET FORTH HEREIN, (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (G) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this agreement acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into this agreement, and each will continue to rely on each of such waivers in related future dealings. Borrower (for itself and on behalf of each of its Subsidiaries) and each other party to this agreement warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal Counsel. THE WAIVERS IN THIS SECTION 12.15 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this agreement may be filed as a written consent to a trial by the court.

                                      57     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     12.16 LIMITATION OF LIABILITY. Neither Agent nor any Lender shall be liable to any Company for any amounts representing indirect, special, or consequential damages suffered by any Company, except where such amounts are based substantially on willful misconduct by Agent or any Lender, but then only to the extent any damages resulting from such wilful misconduct are covered by Agent's and the other Lenders' fidelity bond or other insurance.

     12.17 ENTIRE AGREEMENT. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     12.18 RESTATEMENT OF EXISTING LOAN AGREEMENT, REPAYMENT OF NON-PARTICIPATING EXISTING LENDERS, AND SETTLEMENT OF FUNDS. The parties hereto agree that, on the Closing Date, after all conditions precedent set forth in
SECTION 5 have been satisfied or waived: (a) the Obligation (as defined in this agreement) represents, among other things, the amendment, extension, consolidation, and modification of the "Obligation" (as defined in the Existing Loan Agreement); (b) this agreement is intended to, and does hereby, restate, renew, extend, amend, modify, supersede, and replace the Existing Loan Agreement; (c) the Amended and Restated Guaranty executed pursuant to this agreement as of the Closing Date is intended to, and does hereby, restate, renew, extend, amend, modify, supersede, and replace the Guaranty executed and delivered pursuant to the Existing Loan Agreement; (d) the Notes executed pursuant to this agreement amend, renew, extend, modify, replace, substitute for and supersede in their entirety (but do not extinguish, the Debt arising under) the promissory notes issued pursuant to the Existing Loan Agreement (other than Debt owed to Existing Lenders who are not continuing as a Lender under this agreement, which Debt is being repaid); and (e) the entering into and performance of their respective obligations under this agreement and the transactions evidenced hereby do not constitute a novation. Additionally, the following allocations and payments by the parties indicated will be made in order to reflect the amended and restated commitments and the Lenders' Commitment Percentages thereof:

               (a) On the Closing Date, after all conditions precedent set forth in SECTION 5 have been satisfied or waived, all outstanding indebtedness under the Existing Loan Agreement owed to any Existing Lender that has not continued to be a Lender under this Agreement shall be repaid in full by Borrower and such Existing Lender's commitments under the Existing Loan Agreement shall be terminated.

               (b) Each Lender which was an Existing Lender will fund, if positive, an amount equal to the difference between (i) its Commitment Percentage of the Principal Debt outstanding under this agreement, including, without limitation, its Commitment Percentage of any Borrowings made, and (ii) its ratable portion of the aggregate unpaid principal balance of all borrowings under the Existing Loan Agreement.


                     REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURE PAGE FOLLOWS

                                      57     AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

     EXECUTED as of the date first stated in this agreement.


(address)                                    MATRIX FINANCIAL SERVICES
                                             CORPORATION, as Borrower
Matrix Financial Services Corporation
201 West Coolidge Street
Phoenix, AZ 85013-2710                       By_________________________________
Attn: Thomas J. Osselaer, Executive Vice       Thomas J. Osselaer, Executive
President                                    Vice President
Tel (602) 631-4357
Fax (602) 631-4370


(address)                                    BANK ONE, TEXAS, N.A., as Agent and
                                             a Lender
Bank One, Texas, N.A., Agent
1717 Main Street, 4th Floor
Dallas, TX  75201                            By_________________________________
Attn: Mark L. Freeman, Vice President           Mark L. Freeman, Vice President
Tel (214) 290-2780
Fax (214) 290-2054

(wire transfer)

Account # (see account #'s in Loan
Agreement)
Bank:  Bank One, Dallas
ABA # 111000614
Attn:  Gloria Sadler, (214) 290-6069
Ref:  (see account names in Loan Agreement)

SIGNATURE                                    AMENDED AND RESTATED LOAN AGREEMENT
                                             -----------------------------------

                                   SCHEDULE 2
                                   ----------

                            LENDERS AND COMMITMENTS
                            -----------------------

====================================================================================
                                  WAREHOUSE    WORKING     TERM-LINE     COMBINED
 NAME OF LENDER                    COMMIT-     CAPITAL     COMMITMENT   COMMITMENT
                                    MENT       COMMIT-                  (BY LENDER)
                                                 MENT
====================================================================================
BANK ONE, TEXAS, N.A.            $60,000,000  $10,000,000  $30,000,000  $100,000,000
1717 Main Street, 4th Floor
Dallas, TX 75201
Attention:  Mark L. Freeman,
Vice President
Fed Tax ID No. 75-2270994
Tel (214) 290-2780
Fax (214) 290-2275

Account # (see account #'s in
Loan Agreement)
Bank: Bank One, Dallas
ABA # 111000614
Attn: Gloria Sadler,
(214) 290-6069
Ref: (see account names in
Loan Agreement)
====================================================================================
TOTAL                            $60,000,000  $10,000,000  $30,000,000  $100,000,000
====================================================================================

                                                                      SCHEDULE 2
                                                                      ----------

                                  SCHEDULE 4.1
                                  ------------

                             ELIGIBILITY CONDITIONS
                             ----------------------


A.   ELIGIBLE-MORTGAGE LOAN.  A Mortgage Loan:

     1. For which, if it supports a Wet Borrowing, the applicable Wet Period has not expired.

     2.   Which is a Conventional Loan, FHA Loan, VA Loan, or Jumbo Loan.

     3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Agent,
          (b) has a maturity within 30 years of its origination (or 40 years for loans being sold to Astoria Federal Savings Bank), (c) is payable or endorsed (without restriction or limitation) to Borrower's order, (d) is endorsed in blank by Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of recision or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

     4. For which no default in the payment of principal or interest or any other default has continued uncured for 90 calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

     5. Which is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Agent and (b) grants a first-priority Lien on residential-real property described below that will be perfected upon recording.

     6. For which the underlying residential-real property (a) consists of land and (i) a one- to four-family dwelling, or (ii) a condominium unit that is ready for occupancy, (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and Borrower is named as a loss-payee for that insurance.

     7. Which conforms in all material respects with all of the requirements of a valid and enforceable Take-Out Commitment held by Borrower.

     8. The Collateral Documents for which (a) are delivered to Agent within 90 calendar days after the date of the related promissory note, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

     9. Which has been held by Agent for Lenders as an Eligible-Mortgage Loan for 120 calendar days or less.

                                                                    SCHEDULE 4.1
                                                                    ------------

     10. Which has not -- and no Collateral Document for which has -- been (a) sold to an investor and repurchased by Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for it for more than the Shipping Period, or (d) delivered to Borrower for correction for more than the Correction Period.

     11. Which does not otherwise have the characteristics of any other sublimit under this agreement, other than the Wet Sublimit, Jumbo Sublimit, or Swing Sublimit, as applicable.

B.   ELIGIBLE-GESTATION COLLATERAL.  An Eligible-Mortgage Loan:

     1. For which Agent has issued its initial certification for inclusion of that Mortgage Loan in a Mortgage Pool or Borrower has obtained a specific Take-Out Commitment for an individual Mortgage Loan evidencing a Dry Borrowing.

     2. For which Borrower has delivered to Agent a valid and enforceable Take-Out Commitment for that Mortgage Loan that is issued by a Person -- and is in form and substance -- acceptable to Agent.

     3. Which has been held by Agent as Eligible-Gestation Collateral for less than 45 calendar days.

C. ELIGIBLE-COMMITTED-B/C-PAPER LOAN. An otherwise Eligible-Mortgage Loan, except that:

     1. It does not comply with all applicable requirements for purchase under either the FHLMC Guide, the FNMA Guide, or the GNMA Guide and is therefore saleable only to investors other than FHLMC, FNMA, or GNMA; but it otherwise meets the requirements of the traditional secondary market for B/C-rated Mortgage Loans, rating agencies, and pool insurers.

     2. No default in the payment of principal or interest or any other default has continued uncured for more than 59 calendar days.

     3. The Collateral Documents for which are delivered to Agent within 45 calendar days after the date of the related promissory note.

     4. The outstanding principal balance of the Mortgage Loan does not exceed $300,000.

     5. Neither this nor any other any other Mortgage Loan funded under this agreement is a revolving credit loan.

     6. No real property taxes or insurance payments due and payable with respect to the underlying real property (or escrow installments therefor) covered by the Mortgage Loan are past due the payment due date thereof.

D. ELIGIBLE-UNCOMMITTED-B/C-PAPER LOAN. An otherwise Eligible-Committed-B/C-Paper Loan, except that:

     1. It does not conform in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by Borrower, but it otherwise meets the requirements of the traditional secondary market for B/C-rated Mortgage Loans, rating agencies, and pool insurers.

                                       2                            SCHEDULE 4.1
                                                                    ------------

     2. That has been held by Agent for Lenders as an Eligible-Uncommitted-B/C-Paper Loan for 365 calendar days or less.

E. ELIGIBLE-SECOND-LIEN LOAN. An otherwise Eligible-Mortgage Loan, other than the fact that it is secured by a mortgage, deed of trust, or trust deed that grants a second-priority Lien on residential-real property that will be perfected upon recording.

F. ELIGIBLE-REPURCHASED LOAN. An otherwise Eligible-Mortgage Loan, except that:

     1. It has been purchased by Borrower from a certified GNMA Mortgage Pool for which Borrower is the issuer/servicer.

     2.   It is a FHA Loan or VA Loan, but is not a Conventional Loan or Jumbo
          Loan.

     3. A default in the payment of principal or interest or some other default may have continued uncured for 90 days or more, but no foreclosure or similar proceedings have commenced.

     4. It is in the process of being modified (or has been modified) in accordance with GNMA loss mitigation and mortgage modification procedures and guidelines and Borrower reasonably expects to be capable of re-conveying such Eligible-Repurchased Loan into a GNMA II Mortgage Pool. Any such modification must be approved by HUD, if required.

     5. It may or may not be subject to (and conform to) a valid and enforceable Take-Out Commitment held by Borrower.

     6. The Collateral Documents for the Eligible-Repurchased Loan may be delivered to Agent in excess of 90 days after the date of the related promissory note.

     7. It is eligible in all respects for re-conveyance into a GNMA II Mortgage Pool, including, without limitation, that (a) not more than 24 months have elapsed since the first installment was due under any modified mortgage arrangement (see item 4 above), and (b) the term of the modified mortgage arrangement (see item 4 above) may not exceed 360 months from the due date of the first installment required under the modified mortgage arrangement (see item 4 above).

G.   ELIGIBLE-MORTGAGE SECURITY.  A Mortgage Security:

     1. Which is valid and enforceable without offset, counterclaim, defense, or right of recision or avoidance of any kind.

     2.   Which is guaranteed or issued by either (a) FNMA, FHLMC, or GNMA or
          (b) any other Person if (i) Borrower first obtains Determining Lenders' written approval in their sole discretion and (ii) that other Person has not been rejected as an issuer or guarantor by notice to Borrower from Agent or Determining Lenders in their sole discretion.

     3.   Under which no default exists.

     4. Which conforms in all respects with all of the requirements of a valid and enforceable Take-Out Commitment held by Borrower.

                                       3                            SCHEDULE 4.1
                                                                    ------------

     5. The mortgage pool for which consists of Mortgage Loans that were -- before the issuance of that Mortgage Security -- Eligible-Mortgage Loans constituting part of the Collateral.

     6. The Collateral Documents for which (a) have been delivered to or for Agent, (b) are in compliance with all Laws, (c) are otherwise in form and substance acceptable to Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

     7. Which has been held by Agent for Lenders as an Eligible-Mortgage Security for a time period that -- when added to the longest-time period any Mortgage Loan to which it relates was included in the Collateral as an Eligible-Mortgage Loan -- is 120 calendar days or less.

H.   ELIGIBLE-P&I RECEIVABLES.  Every claim by Borrower in respect of a P&I
     Payment:

     1. Which P&I Payment has been -- or, with the proceeds of a related P&I Borrowing is to be -- made under a Servicing Contract with FHLMC, FNMA, GNMA, or an investor approved (and not subsequently disapproved) from time to time by Agent in writing for such purposes (an "APPROVED-RECEIVABLES INVESTOR") (a) under which FHLMC, FNMA, GNMA, or that Approved-Receivables Investor has agreed to reimburse Borrower for all or part of that P&I Payment (to the extent not reimbursed by the mortgagor under the related Mortgage Loan) and (b) for which -- at any time more than 45 days after the Closing Date -- there is in effect, if applicable, an Acknowledgment Agreement with FHLMC, FNMA, or GNMA consenting to the Lender Lien in that Servicing Contract and all Servicing Rights under it.

     2.   Which claim does not exceed the amount so agreed to be reimbursed.

     3. Which claim has not been included in the Borrowing Base for Receivables for more than 30 calendar days if the claim is not pending under the Servicing Contract.

     4. Which claim (a) is -- or promptly upon payment will be -- valid, enforceable, liquidated, currently due, and properly filed with FHLMC, FNMA, GNMA, or an Approved Investor, as the case may be, (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) Borrower expects in good faith full cash reimbursement from the sources identified in the related Collateral Documents.

     5. For which all of the Collateral Documents have been timely delivered to Agent under this agreement.

     6. Which claim and all related Eligible-P&I Receivables and other Servicing Rights are subject to a Lender Lien but no other Liens.

I.   ELIGIBLE-T&I RECEIVABLES.  Every claim by Borrower in respect of a T&I
     Payment:

     1. Which T&I Payment has been -- or, with the proceeds of a related T&I Borrowing is to be -- made under a Servicing Contract with FHLMC, FNMA, GNMA, or an Approved-Receivables Investor (a) under which FHLMC, FNMA, GNMA, or that Approved-Receivables Investor has agreed to reimburse Borrower for all or part of that T&I Payment (to the extent not reimbursed by the mortgagor under the related Mortgage Loan) and
          (b) for which -- at any time more than 45 days after the Closing Date -- there is in effect, if applicable, an Acknowledgment Agreement with FHLMC, FNMA, or GNMA consenting to the Lender Lien in that Servicing Contract and all Servicing Rights under it.

                                       4                            SCHEDULE 4.1
                                                                    ------------

     2.   Which claim does not exceed the amount so agreed to be reimbursed.

     3. Which T&I Payment was made -- or is to be -- for a Mortgage Loan that is current except for the payment of taxes and insurance due in the year during and for which the T&I Payment was made or payment of principal and interest and is not otherwise in default or in foreclosure.

     4. Which claim has (a) never been included in the Borrowing Base for Receivables supporting any previous T&I Borrowing and (b) been included in the Borrowing Base for Receivables for no more than 270 calendar days.

     5. Which claim (a) is -- or promptly upon payment will be -- valid, enforceable, liquidated, currently due, and properly filed with FHLMC, FNMA, GNMA, or that Approved-Receivables Investor, as the case may be,
          (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) Borrower expects in good faith full cash reimbursement from the sources identified in the related Collateral Documents.

     6. For which all of the Collateral Documents have been timely delivered to Agent under this agreement.

     7. Which claim and all related Eligible-T&I Receivables and other Servicing Rights are subject to a Lender Lien but no other Liens.

J. ELIGIBLE-FORECLOSURE RECEIVABLES. Every claim by Borrower in respect of a Foreclosure Payment:

     1. Which claim is against VA under a VA Guaranty or FHA or an Approved PMI under a FHA or Approved PMI insurance policy (or is a claim for reimbursement from FNMA, FHLMC, or any other Approved Investor) that
          (a) guarantees or insures payment of all or part of a Mortgage Loan repurchased with the Foreclosure Payment, (b) is in full force and effect, and (c) in the case of an Approved PMI insurance policy, has been approved by Agent.

     2.   Which claim does not exceed the amount so guaranteed or insured.

     3. Which claim is related to a Mortgage Loan that (a) has been foreclosed, (b) is not held by Borrower as "other real estate owned," and (c) if the claim is against VA, is in a "bid" status.

     4. Which claim has (a) never been included in the Borrowing Base for Receivables supporting any previous Foreclosure Borrowing and (b) been included in the Borrowing Base for Receivables only for no more than 180 calendar days.

     5. Which claim (a) is valid, enforceable, liquidated, currently due, and properly filed with FHA, VA, or an Approved PMI, as the case may be,
          (b) is not subject to any reduction or deduction for any setoff, counterclaim, recoupment, or otherwise, and (c) Borrower expects in good faith full cash payment from the sources identified in the related Collateral Documents.

     6. For which all of the Collateral Documents have been timely delivered to Agent under this agreement.

     7. Which claim and all related Eligible-Foreclosure Receivables are subject to a Lender Lien but no other Liens.

                                       5                            SCHEDULE 4.1
                                                                    ------------

K. ELIGIBLE-SERVICING PORTFOLIO. All of the Servicing Portfolio for which Borrower owns the Servicing Rights, which are not under any sub-servicing or master-servicing arrangements and which arise only under Servicing Contracts with FHLMC, FNMA, or GNMA (advances against non-agency Servicing Rights will be approved by Determining Lenders on a case-by-case basis), and which are not currently pledged to another Person.

                                    6                               SCHEDULE 4.1
                                                                    ------------

                                  SCHEDULE 4.2
                                  ------------

                          BORROWING-BASE CALCULATIONS
                          ---------------------------


A.   BORROWING BASE FOR MORTGAGE COLLATERAL.  The amount equal to:

     1. The total collateral value of each item of Eligible-Mortgage Collateral, which is equal to 98% (except (i) 95% for Eligible-Committed-B/C-Paper Loans which have been held by Agent for Lenders as Eligible-Committed-B/C-Paper Loans for more than 60 calendar days,
          (ii) 97% for Eligible-Uncommitted-B/C-Paper Loans, (iii) 95% for Eligible-Second-Lien Loans which have been held by Agent for Lenders as Eligible-Second-Lien Loans for more than 60 calendar days, and (iv) 97% for Eligible-Repurchased Loans) of the least of its:

          (a)  unpaid principal balance;

          (b) Only in respect of Eligible-Mortgage Loans, face amount less discounts;

          (c) Take-Out Price (or in the case of Eligible-Repurchased Loans, the amount due from FHA or VA upon re-conveyance of the Eligible-Repurchased Loan into a GNMA II Mortgage Pool); or

          (d) At the election of Agent or Determining Lenders' at any time, Market Value;

     as reduced by the following matters:

     2. No more than the Wet Sublimit may be included for Mortgage Loans supporting Wet Borrowings, and nothing may be included for any Mortgage Loan supporting a Wet Borrowing upon the expiration of its applicable Wet Period; and

     3. No more than the applicable Jumbo Sublimit may be included for any Jumbo Loan or for all Jumbo Loans.

B. BORROWING BASE FOR GESTATION COLLATERAL means, at any time, 99% of the Take-Out Price for Eligible-Gestation Collateral matched to a security settlement, and 98% of the Take-Out Price for Eligible-Gestation Collateral matched to a whole loan settlement.

C. BORROWING BASE FOR RECEIVABLES means, at any time, the sum of 95% of all Eligible-P&I Receivables plus 85% of all Eligible-T&I Receivables plus 80% of all Eligible-Foreclosure Receivables.

D. BORROWING BASE FOR TERM-LINE means, at any time, 70% of the lesser of (a) the cost of that portion of the Servicing Portfolio pledged to support each advance of Term-Line Borrowings, (b) the Appraised Value of that portion of the Servicing Portfolio pledged to support each advance of Term-Line Borrowings, and (c) 350% of the average servicing fee for that portion of the Servicing Portfolio pledged to support each advance of Term-Line Borrowings.

                                                                    SCHEDULE 4.2
                                                                    ------------

E.   TAKE-OUT PRICE.  For the Mortgage Collateral for which Borrower elects:

     1.   Designated.  To deliver to Agent a Take-Out Commitment designating a
          ----------
          specific Eligible-Mortgage Loan or Eligible-Mortgage Security for purchase, the amount which the Approved Investor has committed to pay for that Eligible-Mortgage Loan or Eligible-Mortgage Security.

     2.   Not Designated.  Not to deliver to Agent a Take-Out Commitment
          --------------
          designating a specific Eligible-Mortgage Loan or Eligible-Mortgage Security for purchase, an amount determined by Mortgage-Collateral Group as follows:

          (a) As used in this SCHEDULE 4.2, the term "MORTGAGE-COLLATERAL GROUP" means all Mortgage Collateral bearing the same interest rate without regard to whether that Mortgage Collateral consists of Mortgage Loans or Mortgage Securities. In determining any such grouping, Mortgage Securities are grouped with other Mortgage Collateral in accordance with the interest rates of the underlying and related pools of eligible Mortgage Loans and not by the interest rates appearing on the face of any of the Mortgage Securities.

          (b) The Take-Out Price for each Mortgage-Collateral Group is the corresponding weighted average Take-Out Commitment price, expressed as a percentage, determined from all of the respective Take-Out Commitments for the sale of the items comprising that Mortgage-Collateral Group held by Borrower at that time --and not designated for specific Mortgage Collateral under PART E.1.
               above -- calculated as follows:

               . All Take-Out Commitments are first grouped to correspond to each related Mortgage-Collateral Group, with the result that for each Mortgage-Collateral Group there will be a corresponding group of Take-Out Commitments;

               . The aggregate principal balance of Take-Out Commitments in each group is then determined; and

               . The principal balance of each Take-Out Commitment in each group is then multiplied by the related commitment price and the sum of the products thereof is divided by the aggregate principal balance of Take-Out Commitments in each group to determine the weighted average Take-Out Commitment price.

          (c) For all Mortgage Collateral, the corresponding weighted average Take-Out Commitment price, expressed as a percentage, determined by DIVIDING (i) the total Take-Out Price for all Mortgage-Collateral Groups determined above BY (ii) the total principal amount of all Take-Out Commitments determined above.

          If the price in a Take-Out Commitment is stated as a yield and not as a percentage of par, a yield so stated is converted to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable and acceptable to Agent.

                                       2                            SCHEDULE 4.2
                                                                    ------------

                                       3                            SCHEDULE 4.2
                                                                    ------------

                                  SCHEDULE 4.3
                                  ------------

                             COLLATERAL PROCEDURES
                             ---------------------


A. MORTGAGE LOAN FOR DRY BORROWING. Delivery of a Mortgage Loan to support a Dry Borrowing requires delivery to Agent of the following Collateral Documents -- each of which must be in form and substance satisfactory to Agent -- in the following manner:

     1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Lender for that Dry Borrowing.

     2. The original promissory note evidencing the Mortgage Loan, properly payable or endorsed to Borrower, and endorsed in blank by Borrower.

     3. Assignment from Borrower of the mortgage, deed of trust, or trust deed securing the Mortgage Loan, executed in blank by Borrower, and in recordable form.

     4. Certified copy of each intervening assignment to Borrower of that mortgage, deed of trust, or trust deed sent for recording and copies of all previous-intervening assignments.

     5. Certified copy of that original mortgage, deed of trust, or trust deed sent for recording in the jurisdiction where the property is located.

     6. Unless a Take-Out Commitment is specifically not required for the Borrowing-Purpose Category in question, either (a) a Take-Out Commitment specifically designating that Mortgage Loan for purchase or
          (b) Take-Out Commitments with the take-out prices indicated (unless a master Take-Out Commitment has already been delivered to, and is on file with, Agent).

     7. Unless Agent has initiated the wire transfer for originating the Mortgage Loan, a copy of the check evidencing that origination.

     8. A data-processing print-out reflecting that Mortgage Loan's loan number, mortgagor, origination date, original amount, outstanding-principal balance, interest rate, type of loan, requested advance amount, and indicating what sublimit, if any, under this agreement the Mortgage Loan falls under.

     9. Any and all other files, documents, instruments, certificates, correspondence, or other records that are (a) requested by Agent and
          (b) deemed by Agent in its sole judgment to be necessary, appropriate, or desirable.

B. MORTGAGE LOAN FOR WET BORROWING. Delivery of a Mortgage Loan to support a Wet Borrowing requires delivery to Agent of the following Collateral Documents -- each of which must be in form and substance satisfactory to Agent -- in the following manner:

     1. A Collateral-Delivery Notice that, among other things, identifies the documents that must be delivered to Agent before the expiration of the Wet Period for that Wet Borrowing.

                                                                    SCHEDULE 4.3
                                                                    ------------

     2. Unless Agent has approved a wire transfer initiated by Borrower for originating the Mortgage Loan, either (a) a copy of the check evidencing that origination or (b) evidence that the check for that origination is held by a title company pending disbursement.

     3. A data-processing print-out reflecting that Mortgage Loan's loan number, mortgagor, origination date, original amount, outstanding-principal balance, interest rate, type of loan, requested advance amount, and indicating what sublimit, if any, under this agreement the Mortgage Loan falls under.

C. MORTGAGE SECURITY. Delivery of a Mortgage Security to support a Dry Borrowing requires delivery to Agent of the following Collateral Documents -- each of which must be in form and substance satisfactory to Agent -- in the following manner:

     1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Lender for that Dry Borrowing.

     2.   For a Mortgage Security that is not in book-entry form:

          (a)  The original Mortgage Security.

          (b) A bond power endorsed -- or another appropriate instrument of assignment executed -- by Borrower in blank.

     3. For a Mortgage Security that is in book-entry form, confirmation of either:

          (a) The appropriate entry (i) in records of a Federal Reserve Bank of the nominal ownership by Agent (on behalf of Lenders) of any FNMA Mortgage Security that constitutes a "FNMA BOOKENTRY SECURITY," as defined in the Book-Entry Procedures for FNMA Securities, 24 C.F.R (S)(S) 81.41-81.49 (the "FNMA BOOK-ENTRY PROCEDURES"), or a FHLMC Mortgage Security that constitutes a "FHLMC BOOKENTRY SECURITY," as defined in the Federal Home Loan Mortgage Corporation Book-Entry Regulations, 1 C.F.R. (S)(S) 462.1-462.8 (the "FHLMC BOOK-ENTRY REGULATIONS"), and (ii) by Agent in its records of Borrower's ownership of that book-entry Mortgage Security subject to a Lender Lien; or

          (b) The (i) appropriate entry by Chemical Bank -- in its capacity as custodian for Participants Trust Company ("PTC"), GNMA's central depository -- in its records of the nominal ownership by Agent (on behalf of Lenders) of any GNMA-guaranteed Mortgage Security,
               (ii) the appropriate entry by Agent in its records of Borrower's ownership of that book-entry Mortgage Security subject to a Lender Lien, and (iii) receipt by Agent of a confirmation of transaction in the form of a written advice specifying the amount and description of that book-entry Mortgage Security subject to that Lien.

     4. Either (a) a Take-Out Commitment specifically designating that Mortgage Security for purchase or (b) Take-Out Commitments with the take-out prices indicated (unless a master Take-Out Commitment has already been delivered to, and is on file with, Agent).

                                       2                            SCHEDULE 4.3
                                                                    ------------

                                   SCHEDULE 5
                                   ----------

                               CLOSING CONDITIONS
                               ------------------

                  Unless otherwise specified, all dated as of
                 the Closing Date or a date (a "CURRENT DATE")
                    within 30 days before the Closing Date.


H&B  [1.] AMENDED AND RESTATED LOAN AGREEMENT (the "LOAN AGREEMENT") between
          MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), certain lenders ("LENDERS"), and BANK ONE, TEXAS, N.A., as Agent for Lenders ("AGENT") -- all the terms in which have the same meanings when used in this schedule --accompanied by:

               Schedule 2     -   Lenders and Commitments
               Schedule 4.1   -   Eligibility Conditions
               Schedule 4.2   -   Borrowing-Base Calculations
               Schedule 4.3   -   Collateral Procedures
               Schedule 5     -   Closing Conditions
               Schedule 6.2   -   Companies
               Schedule 6.9   -   Litigation and Judgments
               Schedule 6.10  -   Affiliate Transactions

               Exhibit A-1    -   Amended and Restated Warehouse Note
               Exhibit A-2    -   Amended and Restated Swing Note
               Exhibit A-3    -   Amended and Restated Working-Capital Note
               Exhibit A-4    -   Amended and Restated Term-Line Note
               Exhibit B      -   Amended and Restated Guaranty
               Exhibit C-1    -   Amended and Restated Security Agreement
               Exhibit C-2    -   Financing Statement
               Exhibit C-3    -   Shipping Request
               Exhibit C-4    -   Bailee Letter for Investors
               Exhibit C-5    -   Bailee Letter for Pool Custodian
               Exhibit C-6    -   Trust Receipt and Agreement
               Exhibit C-7    -   Release Request
               Exhibit D-1    -   Borrowing Request
               Exhibit D-2    -   Collateral-Delivery Notice
               Exhibit D-3    -   Borrowing-Base Report
               Exhibit D-4    -   Take-Out Report
               Exhibit D-5    -   Management Report
               Exhibit D-6    -   Compliance Certificate
               Exhibit D-7    -   Collateral-Conversion Notice
               Exhibit E      -   Opinion of Counsel
               Exhibit F-1    -   Amendment
               Exhibit F-2    -   Assignment and Assumption Agreement

_______________________

[ ] indicates items not complete at time of this draft of this schedule, together with names of parties or counsel with responsibility for each.

                                                                      SCHEDULE 5
                                                                      ----------

H&B  [2.] AMENDED AND RESTATED WAREHOUSE NOTE in the stated principal amount of
          $60,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., as the sole initial Lender, and in substantially the form of EXHIBIT A-1 to the Loan Agreement.

H&B  [3.] AMENDED AND RESTATED SWING NOTE in the stated principal amount of
          $15,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., in substantially the form of EXHIBIT A-2 to the Loan Agreement.

H&B [4.] AMENDED AND RESTATED WORKING-CAPITAL NOTE in the stated principal amount of $10,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., as the sole initial Lender, and in substantially the form of EXHIBIT A-3 to the Loan Agreement.

H&B  [5.] AMENDED AND RESTATED TERM-LINE NOTE in the stated principal amount of
          $30,000,000, executed by Borrower, payable to the order of Bank One, Texas, N.A., as the sole initial Lender, and in substantially the form of EXHIBIT A-4 to the Loan Agreement.

H&B [6.] AMENDED AND RESTATED GUARANTY executed by MATRIX CAPITAL CORPORATION as Guarantor, accepted by Agent, and in substantially the form of EXHIBIT B to the Loan Agreement.

H&B [7.] AMENDED AND RESTATED SECURITY AGREEMENT executed by Borrower as Debtor and Agent as Secured Party, and in substantially the form of EXHIBIT C-1 to the Loan Agreement.

H&B  [8.] FINANCING STATEMENTS executed Borrower as Debtor and Agent as Secured
          Party, for filing with the following UCC filing offices, and in substantially the form of EXHIBIT C-2 to the Loan Agreement:

         =============================================================
             NAME          JURISDICTION        NUMBER      DATE
         =============================================================
          Borrower       Sec. of State, AZ
         -------------------------------------------------------------
                         Sec. of State, TX
         -------------------------------------------------------------
                         Sec. of State, CO
         =============================================================

                                       2                              SCHEDULE 5
                                                                      ----------

     9. UCC SEARCH REPORTS for financing statements filed against Borrower as Debtor with the following UCC filing offices:

==========================================================================================================
     Debtor         Jurisdiction   Search     File Number     File                 Description
                                   Date                       Date
==========================================================================================================
Matrix Financial    Sec. of       12/31/96  840955           08/01/95  Mortgage loans and notes and
Services            State AZ                (Bank One,                 related collateral, servicing
Corporation                                 Texas, N.A.)               rights, servicing receivables

----------------------------------------------------------------------------------------------------------
                                            846583           09/15/95  Leased computer equipment
                                            (Sun Financial
                                            Group, Inc.)
----------------------------------------------------------------------------------------------------------
                                            860986           01/03/96  Leased computer equipment
                                            (Sun Financial
                                            Group, Inc.)
----------------------------------------------------------------------------------------------------------
                                             941027           10/25/96  Inventory, chattel paper,
                                            (Argo Federal              accounts, equipment and general
                                            Savings Bank)              intangibles, together with all
                                                                       accessions, records and proceeds
                                                                       relating to the foregoing.
-----------------------------------------------------------------------------------------------------------
                                            926695           07/19/96  Specified servicing rights
                                            (Colorado
                                            National Bank)
----------------------------------------------------------------------------------------------------------
                    Sec. of       01/14/97  962080939        10/28/96  Accounts receivables, proceeds
                    State, CO               (Argo Federal              of collateral; equipment, contract
                                            Savings Bank)              rights, inventory, and products
                                                                       of collateral.
----------------------------------------------------------------------------------------------------------
                                            19962054695      07/18/96  Specified servicing rights
                                            (Colorado
                                            National Bank)
----------------------------------------------------------------------------------------------------------
                                            952052586        07/14/95  Mortgage loans and notes and
                                            (Bank One,                 related collateral, servicing
                                            Texas, N.A.)               rights, servicing receivables

----------------------------------------------------------------------------------------------------------
                                            952057164        08/01/95  Mortgage loans and notes and
                                            (Bank One,                 related collateral, servicing
                                            Texas, N.A.)               rights, servicing receivables

-----------------------------------------------------------------------------------------------------------
                    Sec. of       01/14/97  95-138581        07/14/95  Mortgage loans and notes and
                    State, TX               (Bank One,                 related collateral, servicing
                                            Texas, N.A.                rights, servicing receivables

----------------------------------------------------------------------------------------------------------

                               3                                     SCHEDULE 5
                                                                     ----------

==========================================================================================================
     Debtor         Jurisdiction   Search     File Number     File                 Description
                                   Date                       Date
==========================================================================================================
                                            95-146605        08/01/95  Mortgage loans and notes and
                                            (Bank One,                 related collateral, servicing
                                            Texas, N.A.                rights, servicing receivables

----------------------------------------------------------------------------------------------------------

MFSC [10.]  TERMINATIONS OR AMENDMENTS OF FINANCING STATEMENTS reflected in the
            UCC Search Reports described above that, in the judgment of Agent and its special counsel, conflict with the priority of the Lender Liens contemplated by the Loan Documents, each executed by the appropriate secured party and (if necessary) debtor, and in form acceptable to Agent for filing with the applicable UCC filing offices:

====================================================================================================================================

DEBTOR                       JURISDICTION                         FILE NO.                        FILE DATE         COMMENTS
====================================================================================================================================
Borrower                     Sec. of        941027                                                           Amend within 45 days
                             State AZ       (Argo Federal Savings Bank                                       of the Closing Date

------------------------------------------------------------------------------------------------------------------------------------

                             Sec. of        962080939                                                        Amend within 45 days
                             State CO       (Argo Federal Savings Bank)                                      of the Closing Date

====================================================================================================================================

H&B  [11.]  CORPORATE CHARTER for Borrower, certified as of January 24, 1997, by the Arizona Corporation Commission

H&B  [12.]  CORPORATE CHARTER for Guarantor, certified as of January 17, 1997, by the Colorado Secretary of State.

H&B  [13.]  OFFICERS' CERTIFICATE for Borrower, executed by the President and
            Secretary of Borrower as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

               Exhibit A - Resolutions
               Exhibit B - Bylaws
               Exhibit C - Charter

H&B  [14.]  OFFICERS' CERTIFICATE for Guarantor, executed by the President and
            Secretary of Guarantor as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Documents, (c) its corporate charter, (d) bylaws, to which must be attached

               Exhibit A - Resolutions
               Exhibit B - Bylaws
               Exhibit C - Charter

                                      4                               SCHEDULE 5
                                                                      ----------

H&B  [15.]  CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY for
            Borrower, issued as of Current Dates by the appropriate Tribunals for the following jurisdictions:

====================================================================================================================================

COMPANY                      JURISDICTION          CERTIFICATE                               DATE
====================================================================================================================================
Matrix Financial Services    Arizona              Good Standing                             01/24/97
 Corporation
------------------------------------------------------------------------------------------------------------------------------------

                             California           Certificate of Foreign Status             01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             Colorado             Authorization/Good Standing               01/17/97
------------------------------------------------------------------------------------------------------------------------------------

                             Florida              Existence/Good Standing                   01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             Georgia              Existence                                 01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             Iowa                 Authorization                             01/27/97
------------------------------------------------------------------------------------------------------------------------------------

                             Michigan             Existence/Good Standing                   01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             Missouri             Existence/Good Standing                   01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             North Carolina       Authorization                             01/24/97
------------------------------------------------------------------------------------------------------------------------------------

                             Ohio                 Qualification                             01/24/97
                                                                                     (Surrendered 07/18/96)
------------------------------------------------------------------------------------------------------------------------------------

                             Texas                Existence                            Forfeited 08/27/96
------------------------------------------------------------------------------------------------------------------------------------

                             Utah                 Qualification                             01/30/97
                                                                                    (Not Registered in State)
------------------------------------------------------------------------------------------------------------------------------------

Matrix Capital Corporation   Colorado             Authorization/Good Standing               01/17/97
====================================================================================================================================


MFSC [16.]  FNMA ACKNOWLEDGMENT AGREEMENT to be executed by Borrower, Agent, and
            FNMA, and returned to Agent within 45 days after the Closing Date.

MFSC [17.]  FHLMC ACKNOWLEDGMENT AGREEMENT to be executed by Borrower, Agent, and FHLMC, and returned to Agent, within 45 days after the Closing Date.

MFSC [18.] GNMA ACKNOWLEDGMENT AGREEMENT to be executed by Borrower, Agent, and
           GNMA,, and returned to Agent, within 45 days after the Closing Date.

MFSC [19.]  OPINION of counsel to Borrower, addressed to Lender, and addressing the matters described on EXHIBIT E.

    20. Any other documents and items as Agent or any Lender may reasonably request.

                                       5                              SCHEDULE 5
                                                                      ----------

                                  SCHEDULE 6.2
                                  ------------

====================================================================================================================================
                                                             COMPANIES
====================================================================================================================================
                                                                 TRADE NAMES        STILL
                               STATE OF      STATES QUALIFIED    USED IN LAST       USING       CHIEF EXECUTIVE    OTHER PRINCIPAL
          NAME               INCORPORATION   AS FOREIGN CORP.     FOUR MONTHS      NAME? Y/N       OFFICE             OFFICES
====================================================================================================================================
Matrix Financial Services    Arizona         California          Matrix Capital        Y        201 West
Corporation                                                      Mortgage Corp.                 Coolidge Street
                                                                                                Phoenix, AZ
                                                                                                85013
------------------------------------------------------------------------------------------------------------------------------------

                                             Colorado                                                              5500 E. Yale
                                                                                                                   Ave., Suite 100
                                                                                                                   Denver, CO  80222

------------------------------------------------------------------------------------------------------------------------------------

                                             Florida
------------------------------------------------------------------------------------------------------------------------------------

                                             Georgia                                                               5775 Peachtree
                                                                                                                   Dunwoody
                                                                                                                   Suite C120
                                                                                                                   Atlanta, GA
                                                                                                                   30342
------------------------------------------------------------------------------------------------------------------------------------

                                             Iowa
------------------------------------------------------------------------------------------------------------------------------------

                                             Michigan
------------------------------------------------------------------------------------------------------------------------------------

                                             Missouri
------------------------------------------------------------------------------------------------------------------------------------

                                             North Carolina
------------------------------------------------------------------------------------------------------------------------------------

Matrix Funding Corporation   Colorado        None                None                  NA       201 West
                                                                                                Coolidge Street
                                                                                                Phoenix, AZ
                                                                                                85013
====================================================================================================================================


                                  SCHEDULE 6.9
                                  ------------

                            LITIGATION AND JUDGMENTS
                            ------------------------


                                      NONE
                                                                    SCHEDULE 6.9
                                                                    ------------

                                 SCHEDULE 6.10
                                 -------------

                             AFFILIATE TRANSACTIONS
                             ----------------------

1. Borrower subservices loans and servicing portfolios for Matrix Capital Bank ("MCB") and Matrix Capital Corporation ("MCC"), for which Borrower may receive a fee.

2. Borrower maintains escrow and custodial balances at MCB, for which Borrower may receive a fee.

3. Borrower retains United Financial, Inc. ("UFI") to act as broker for purchasing and selling servicing portfolios, for which Borrower may pay a fee.

4. Borrower creates operating payables and receivables with all Affiliates, which are extinguished under normal terms and conditions.


                                                                   SCHEDULE 6.10
                                                                   -------------

                                  EXHIBIT C-1
                                  -----------

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------

     THIS AGREEMENT is entered into as of January 31, 1997, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("DEBTOR"), certain Lenders, and BANK ONE, TEXAS, N.A., as Agent (in that capacity, "SECURED PARTY") for Lenders.

      Debtor, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997. As a continuing inducement to the Lenders to extend credit to Debtor under the Loan Agreement -- and as a condition precedent to that credit -- Debtor is executing and delivering this agreement for the benefit of Lenders and Secured Party.

     ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Loan Agreement or the UCC have the same meanings when used in this agreement, and (b) to the extent permitted by Law, if in conflict (i) the definition of a term in the Loan Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

     "COLLATERAL" is defined in SECTION 2.2 of this agreement.

     "DEBTOR" is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

     "OBLIGOR" means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

     "SECURED PARTY" is defined in the preamble to this agreement and includes its successor appointed and acting as Agent for Lenders under the Loan Documents.

     "SECURITY INTEREST" means the security interest granted and the pledge and assignment made under SECTION 2.1 of this agreement, which is a Lender Lien under the Loan Agreement.

SECTION 2.  SECURITY INTEREST AND COLLATERAL.

     2.1 SECURITY INTEREST. To secure the full payment and performance of the Obligation, Debtor grants to Secured Party for Lenders a security interest in the Collateral and pledges and assigns the Collateral to the Secured Party, all upon and subject to the terms and conditions of this agreement. The grant of the Security Interest does not subject the Secured Party or any Lender to the terms of any Collateral Document or in any way transfer, modify, or otherwise affect (a) any of Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Loan Agreement.

     2.2 COLLATERAL. As used in this agreement, the term "COLLATERAL" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

                                                                     EXHIBIT C-1
                                                                     -----------

          (a)  In respect of the Mortgage Collateral all present and future:

               . Mortgage Loans from time to time identified to Secured Party as Collateral.

               . All Collateral Documents in any way related to any Mortgage Loans identified as Collateral -- including, without limitation, all promissory notes evidencing and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans -- whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

               . Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure or issued by VA to guarantee --any Mortgage Loans identified as Collateral.

               . Security of any kind pledged by a mortgagor for any Mortgage Loan identified as Collateral.

               . Casualty insurance assigned to Debtor in connection with any Mortgage Loan identified as Collateral.

               . Mortgage Securities deposited with or held by or for Secured Party under the Loan Documents or registered by book-entry in Secured Party's name under the Loan Documents.

               . Guaranties related to Mortgage Securities identified as Collateral.

               . Take-Out Commitments held by Debtor for any Mortgage Loans or Mortgage Securities identified as Collateral, Rights to deliver those Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-Out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans or Mortgage Securities under those Take-Out Commitments.

               . Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under
                    SECTION 4.5 of the Loan Agreement until purchased and paid for by that investor or (b) for correction under SECTION 4.6 of the Loan Agreement.

          (b)  In respect of the Servicing Portfolio, all present and future:

               . Servicing Rights pertaining in any way to Debtor's Servicing Contracts with FHLMC, FNMA, or GNMA, or other private investor together with all present and future sums paid or payable to Debtor on account of, or as a result of the performance of, those Servicing Rights, whether as compensation for the performance by Debtor, damages related to any of the foregoing, amounts payable upon cancellation or termination hereof, or otherwise.

                                       2                             EXHIBIT C-1
                                                                     -----------

               .    Servicing Receivables.

          (c) The Warehouse Account, Settlement Account, and Servicing Account and all amounts deposited in them or represented by them.

          (d) In respect of all of the Collateral otherwise described in SECTIONS 2(A), 2(B), and 2(C), all present and future.

               . Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

               . All receivables arising due to a P&I Payment, T&I Payment, or a Foreclosure Payment.

               . All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any other Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Mortgage Loan identified as Collateral.

               .    Cash and noncash proceeds of any Collateral.

SECTION 3. REPRESENTATIONS AND WARRANTIES. By entering into this agreement, and by each subsequent delivery of additional Collateral under this agreement, Debtor reaffirms the representations and warranties contained in the Loan Agreement. Debtor further represents and warrants to Secured Party for Lenders as follows:

     3.1 CONCERNING THE COLLATERAL. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if a Mortgage Loan, was originated and is in compliance with all Laws (including, without limitation, all usury Laws, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Truth in Lending Act, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and all applicable federal and state consumer protection Laws, (e) if a Mortgage Security, is duly authorized and validly issued, the transfer of which is not subject to any restrictions other than under the Loan Documents, (f) if a Take-Out Commitment or other contract, is in full force and effect without any material default having occurred by any party to it, and (g) conforms to the applicable requirements of eligibility under SCHEDULE 4.1 to the Loan Agreement.

     3.2 OWNERSHIP AND PRIORITY. Debtor has full legal and beneficial ownership of all Collateral, free and clear of all Liens except Permitted Liens.

     3.3 CREATION AND PERFECTION. The Security Interest is created and perfected on (a) each promissory note that evidences a Mortgage Loan identified as Collateral and that is delivered to Secured Party, (b) each promissory note that evidences a Mortgage Loan identified by Debtor to Secured Party as supporting a Wet Borrowing for 21 days after the Borrowing Date for that Borrowing, (c) each Mortgage Security in certificated form that is delivered to Secured Party, (d) each Mortgage Security in book-entry form when notice of the Security Interest is given to the financial institution in whose favor that security has been issued and that institution confirms that notice, (e) all Mortgage Collateral shipped to any Approved Investor under

                                       3                             EXHIBIT C-1
                                                                     -----------

SECTION 4.5 of the Loan Agreement (and the Security Interest continues to be perfected until Secured Party receives either payment or Mortgage Securities under that section), (f) all Mortgage Collateral shipped to Debtor for correction under SECTION 4.6 of the Loan Agreement (and the Security Interest continues to be perfected for 21 days after that shipment), and (g) all other Collateral upon possession or the filing of the Financing Statements.

SECTION 4. COVENANTS. Until all commitments by Secured Party and Lenders to extend credit under the Loan Agreement have been canceled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party for Lenders as follows:

     4.1 CONCERNING THE COLLATERAL. Debtor (a) shall fully perform all of its duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtor's expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party all Collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Documents to Secured Party as required by this agreement) and mark that Collateral on Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION
4.3 below, Debtor shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which is subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, (f) may not compromise, extend, release, or adjust payments on any Mortgage Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Mortgage Loan, or release any mortgage, deed of trust, or trust deed securing or underlying any Mortgage Collateral, and
(g) may not agree to the amendment, termination, or substitution of any Take-Out Commitment covered by the Security Interest if that amendment, termination, or substitution would be a Material-Adverse Event.

     4.2 INSURANCE. Debtor shall keep the Collateral fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest (on behalf of Lenders) may appear.

     4.3 COLLECTIONS. Debtor shall, at its sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary, to obtain payment, when due and payable, of all amounts due or to become due from Obligors with respect to any Collateral. Debtor may not agree to any rebate, refund, compromise, or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in a manner and to the extent consistent with or as may otherwise be provided in various servicing agreements to which it is a party or subject.

          (A) NO DEFAULT. While no Default exists, Debtor shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of its business.

          (B) DEFAULT. While a Default exists, and upon the request of Secured Party, Debtor shall (i) notify and direct each Obligor to make payments on the Collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments it receives in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as Collateral under this agreement. Secured Party may at any time apply any amounts in

                                       4                             EXHIBIT C-1
                                                                     -----------
     those accounts as a payment of the Obligation, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable Guide or servicing contract.

     4.4 CONCERNING DEBTOR. Without first giving Secured Party 30 days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, Debtor may not (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Loan Agreement, (b) relocate its chief executive offices or principal place of business, or (c) move or surrender possession of its books and records regarding the Collateral.

SECTION 5. DEFAULT AND REMEDIES. If a Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Loan Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party or any Lender under the Loan Documents.

     5.1 NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

     5.2 APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this SECTION 5 in the order and manner specified in SECTION 3.5 of the Loan Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6.  OTHER RIGHTS.

     6.1 PERFORMANCE. If Debtor fails to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this agreement, or otherwise fail to perform any of its obligations under any Loan Documents or Collateral Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents or Collateral Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

                                       5                             EXHIBIT C-1
                                                                     -----------

     6.2  COLLECTION.

          (A) ACTIONS. When Secured Party is entitled under SECTION 4.3 above to make collection on any Collateral, it may in its own name or in the name of Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this agreement, and
     (viii) authorize any servicer in respect of any Collateral to any one or more of the foregoing on Secured Party's behalf.

          (B) OTHER MATTERS. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtor to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

     6.3 POWER OF ATTORNEY. Debtor irrevocably appoints Secured Party -- acting on behalf of Lenders -- as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Mortgage Loan or Mortgage Security, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Mortgage Loan or Mortgage Security and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign that Debtor's name wherever appropriate to effect the performance of this agreement and the Loan Agreement. This section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as the Debtor's attorney-in-fact to collect, sell, and deliver any Collateral and all other documents relating to it. The powers and authorities conferred on Secured Party in this section (w) are discretionary and not obligatory on the part of Secured Party,
(x) may be exercised by Secured Party through any Person who, at the time of the execution of a particular document, is an officer of Secured Party, (y) may not be exercised by Secured Party unless a Default exists, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until -- and all Persons dealing with Secured Party, any of its officers acting under this section, or any substitute are fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Secured Party that -- all commitments under the Loan Agreement to extend credit under this agreement have been terminated or canceled and the Obligation is fully paid and performed.

                                       6                             EXHIBIT C-1
                                                                     -----------

SECTION 7.  MISCELLANEOUS.

     7.1 MISCELLANEOUS. Because this agreement is a "Loan Document" referred to in the Loan Agreement, the provisions relating to Loan Documents in SECTIONS 1 AND 11 of the Loan Agreement are incorporated into this agreement by reference the same as if included in this agreement verbatim.

     7.2 TERM. This agreement terminates upon full payment and performance of the Obligation. No Obligor is ever obligated to make inquiry of the termination of this agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

     7.3 MATTERS NOT RELEVANT. The Security Interest, Debtor's obligations, and Secured Party's and Lenders' Rights under this agreement are not released, diminished, impaired, or adversely affected by any one or more of the following:
(a) Secured Party's or any Lender taking or accepting any additional -- or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation; (c) the modification or assignment of -- or waiver of compliance with -- any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension, or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (other than the defense of full and final payment of the Obligation) of Debtor or any other Person against Secured Party or any Lender; (h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party or any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor, Secured Party, or any Lender of their acceptance of this agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligation other than as specifically provided in this agreement.

     7.4 WAIVERS. Except to the extent expressly otherwise provided in the Loan Documents, Debtor waives (a) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party or any Lender may have, and (b) all Rights of marshaling in respect of the Collateral.

     7.5 FINANCING STATEMENT. Secured Party may, at any time, file this agreement or a carbon, photographic, or other reproduction of this agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

     7.6 PARTIES. This agreement binds and inures to Debtor, Secured Party, and each Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this agreement.

          (A) ASSIGNMENTS. Debtor may not assign any Rights or obligations under this agreement without first obtaining the written consent of Secured Party and all Lenders. Secured Party's Rights under this agreement may be assigned to any successor agent appointed under the Loan Agreement. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights under this agreement to any participant or transferee permitted by the Loan Agreement.

                                       7                             EXHIBIT C-1
                                                                     -----------

          (B) SECURED PARTY. Secured Party is the agent for each Lender. Secured Party may, without the joinder of any Lender, exercise any Rights in favor of any of them under this agreement. The Rights of Secured Party and Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtor nor its successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

     7.7 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     7.8 AMENDMENT AND RESTATEMENT. This Amended and Restated Security Agreement amends, restates, and supersedes in its entirety, the Security Agreement executed by the undersigned and delivered in accordance with the Existing Loan Agreement.

                     REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS

                                       8                             EXHIBIT C-1
                                                                     -----------

     EXECUTED as of the date first stated above.

MATRIX FINANCIAL SERVICES                 BANK ONE, TEXAS, N.A., AGENT, as
CORPORATION, as Debtor                    Secured Party




By ----------------------------------     By  -------------------------------
   Thomas J. Osselaer, Executive Vice         Mark L. Freeman, Vice President
   President

SIGNATURE PAGE                           AMENDED AND RESTATED SECURITY AGREEMENT
                                         ---------------------------------------

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                 901 Main Street, 32nd Floor
FILED RETURN TO:                                       Dallas, Texas  75202-3789
                                                       Attention:  Brett H. Todd

                                  EXHIBIT C-2
                                  -----------

                              FINANCING STATEMENT
                              -------------------

           THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                 FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

===============================================================================

 DEBTOR'S NAME AND MAILING ADDRESS:

-------------------------------------------------------------------------------
 SECURED PARTY'S NAME AND MAILING     Bank One, Texas, N.A., Agent/*/
 ADDRESS:                             1717 Main Street - Fourth Floor
                                      Dallas, Texas  75201

                                      FED. TAX ID NO. 75-2270994
--------------------------------------------------------------------------------
 FOR FILING OFFICER:
================================================================================

  THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY
                                    DEBTOR
                              (THE "COLLATERAL"):

Terms defined on SCHEDULE 1 attached to this financing statement have the same meanings when used below:

          (a)  In respect of the Mortgage Collateral all present and future:

          . Mortgage Loans from time to time identified to Secured Party as Collateral.

          . All Collateral Documents in any way related to any Mortgage Loans identified as Collateral --including, without limitation, all promissory notes evidencing and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans -- whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

          . Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure or issued by VA to guarantee -- any Mortgage Loans identified as Collateral.

          . Security of any kind pledged by a mortgagor for any Mortgage Loan identified as Collateral.

          . Casualty insurance assigned to Debtor in connection with any Mortgage Loan identified as Collateral.


_______________________
* Secured Party is serving as Agent under the Loan Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity on behalf of Lenders.

                                                                     EXHIBIT C-2
                                                                     -----------

          . Mortgage Securities deposited with or held by or for Secured Party under the Loan Documents or registered by book-entry in Secured Party's name under the Loan Documents.

          . Guaranties related to Mortgage Securities identified as Collateral.

          . Take-Out Commitments held by Debtor for any Mortgage Loans or Mortgage Securities identified as Collateral, Rights to deliver those Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-Out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans or Mortgage Securities under those Take-Out Commitments.

          . Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under SECTION
               4.5 of the Loan Agreement until purchased and paid for by that investor or (b) for correction under SECTION 4.6 of the Loan Agreement.

          (b)  In respect of the Servicing Portfolio, all present and future:

          . Servicing Rights pertaining in any way to Debtor's Servicing Contracts with FHLMC, FNMA, or GNMA, or any private investor together with all present and future sums paid or payable to Debtor and on account of, or as a result of the performance of, those Servicing Rights, whether as compensation for the performance by Debtor, damages related to any of the foregoing, amounts payable upon cancellation or termination hereof, or otherwise.

          .    Servicing Receivables.

          (c) The Warehouse Account, Settlement Account, and Servicing Account and all amounts deposited in them or represented by them.

          (d) In respect of all of the Collateral otherwise described in SECTIONS 2(A), 2(B), and 2(C), all present and future.

          . Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

          . All receivables arising due to a P&I Payment, T&I Payment, or a Foreclosure Payment.

          . All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any other Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Mortgage Loan identified as Collateral.

          .    Cash and noncash proceeds of any Collateral.

     The security interest referred to in this financing statement is subject and subordinate in each and every respect (a) to all rights, powers and prerogatives of one or more of the following: the Federal Home Loan Mortgage Corporation ("FREDDIE MAC"), the Federal National Mortgage Association ("FANNIE MAE"), the Government National Mortgage Corporation ("GINNIE MAE"), or such other investors that own mortgage loans, or which guaranty payments on securities based on and backed by pools of mortgage loans, identified on the exhibit(s) or schedule(s) attached to this financial statement (the "INVESTORS"); and (b) to all claims of an Investor arising out of any and all defaults and outstanding obligations of the debtor to the Investor. Such rights, powers and prerogatives of the Investors may include, without limitation, one or more of the following: the right of an Investor to disqualify the debtor from participating in a mortgage selling or servicing program or a securities guaranty program with the Investor; the right to terminate contract rights of the debtor relating to such a mortgage selling or servicing program or securities guaranty program; and the right to transfer and sell all or any portion of such contract rights following the termination of those rights.

     The Security Interest created by this financial statement is subject and subordinate to all rights, powers, and prerogatives of Fannie Mae under and in connection with (i) the terms and conditions of that certain Acknowledgment Agreement, with respect to the Security Interest, by and between Fannie Mae, Mortgage Financial Service Corporation (the "DEBTOR") and Bank One, Texas, N.A.,
(ii) the Mortgage Selling and Servicing Contract and all applicable Pool Purchase Contracts between Fannie Mae and the Debtor, and (iii) the Selling Guide, Servicing Guide, and other Guides, as each of such Guides is amended from time to time ((ii) and (iii) collectively, the "FANNIE MAE CONTRACT"), which rights, powers, and prerogatives include, without limitation, the right of Fannie Mae to terminate the Fannie Mae Contract with or without cause and the right to sell, or have transferred, the Servicing Rights as therein provided.

d-0                                   2                              EXHIBIT C-2
                                                                     -----------

DEBTOR:                                        SECURED PARTY:

MATRIX FINANCIAL SERVICES CORPORATION          BANK ONE, TEXAS, N.A., as Agent
                                                for Lenders*

By __________________________                  By ________________________
   Thomas J. Osselaer,                            Mark L. Freeman,
   Executive Vice President                       Vice President


d-0                                   3                              EXHIBIT C-2
                                                                     ----------

                                   SCHEDULE I
                                   ----------

                  DEFINITIONS ATTACHED TO FINANCING STATEMENT
           FROM MATRIX FINANCIAL SERVICES CORPORATION, AS DEBTOR, TO
                 BANK ONE, TEXAS, N.A., AGENT, AS SECURED PARTY


     COLLATERAL DOCUMENTS means the documents and other items described on
SCHEDULE 4.3 to the Loan Agreement and required to be delivered to Secured Party under SECTION 4.3 of the Loan Agreement.

     FHA means the Federal Housing Administration within the United States Department of Housing and Urban Development or its successor.

     FHLMC means the Federal Home Loan Mortgage Corporation or its successor.

     FNMA means the Federal National Mortgage Association or its successor.

     FORECLOSURE PAYMENT means the unreimbursed purchase price paid by Debtor to repurchase a defaulted Mortgage Loan out of a Mortgage Pool in accordance with Debtor's obligations under the applicable Servicing Contract.

     GNMA means the Government National Mortgage Association or its successor.

     LENDERS means, at any time, the lenders that are party to the Loan
Agreement.

     LOAN AGREEMENT means the Loan Agreement dated as of January 31, 1996, between Debtor, Lenders, and Secured Party as Agent for Lenders, as renewed, extended, amended, or restated.

     MORTGAGE SECURITY means a security -- in respect of an underlying pool of related Mortgage Loans -- that provides for payment by the issuer to the holder of specified principal installments and a fixed-interest rate on the unpaid balance, with all prepayments being passed through to the holder, whether issued in certificate or book-entry form.

     MORTGAGE LOAN means a loan that is not a construction or non-residential commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first-priority lien on the residential-real property.

     P&I PAYMENT means an unreimbursed advance or payment by Debtor to effect the timely payment of scheduled principal and interest on Mortgage Securities that are backed by a Mortgage Pool serviced by Debtor in accordance with Debtor's obligations under the applicable Servicing Contract to cover a short-fall between the principal and interest collected from mortgagors in respect of that Mortgage Pool and the principal and interest due on those Mortgage Securities.

     SERVICING PORTFOLIO means, at any time, the total unpaid principal amount of Mortgage Loans serviced by Debtor for a fee other than any Mortgage Loans serviced by Debtor under a subservicing agreement or a master servicing agreement.

     SERVICING ACCOUNT means a non-interest bearing deposit account established by Debtor with Agent -- styled and numbered "Matrix Servicing Account," Account No. 1886479342 -- for deposit of P&I Borrowings, T&I Borrowings, Foreclosure Borrowings, FHLMC Borrowings, and payments on the Obligation related to P&I Borrowings, T&I Borrowings, Foreclosure Borrowings and FHLMC Borrowings.

     SETTLEMENT ACCOUNT means a non-interest bearing deposit account established by Debtor with Agent -- styled and numbered "Matrix Settlement Account," Account No. 1886479318 -- for deposit of payments from investors, the settlement of collections from Mortgage Securities in connection with Mortgage Collateral, and deposit of payments on the Obligation.

     T&I PAYMENT means an unreimbursed advance or payment by Debtor to cover tax-and insurance-escrow payments not paid when required by a mortgagor under a Mortgage Loan in accordance with Debtor's obligations under the applicable Servicing Contract.

     TAKE-OUT COMMITMENT means a written and binding commitment or purchase agreement from an investor or other purchaser to purchase Mortgage Securities or Mortgage Loans.

     VA means the Veteran's Administration or its successor.

     WAREHOUSE ACCOUNT means a non-interest bearing deposit account established by Debtor with Secured Party -- styled and numbered "Matrix Funding Account," Account No. 1886479326 -- for deposit of borrowings under the Loan Agreement, payments from investors in or the settlement of Collateral, and payments of under the Loan Agreement.

d-0                                   4                              EXHIBIT C-2
                                                                     -----------

     WET BORROWING means a borrowing under the Loan Agreement for which all of the Collateral Documents have not been delivered to Lender in accordance with
SECTION 4.3 of the Loan Agreement.

d-0                                   5                              EXHIBIT C-2
                                                                     -----------

                                  EXHIBIT C-3
                                  -----------

                               SHIPPING REQUEST
                               ----------------

AGENT:    Bank One, Texas, N.A.                          DATE:___________, 199__

BORROWER: Matrix Financial Services Corporation

SHIPMENT # _____________                         SHIPMENT $_____________________
POOL #_________________________                  # OF LOANS ____________________

================================================================================
     This request is delivered under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     1. Borrower requests Agent to (a) forward the shiplist and collateral files for the Mortgage Loans identified on it to the following Approved Investor or its custodian or servicer; (b) complete the endorsement of the promissory notes for those Mortgage Loans from Borrower to that Approved Investor or its servicer or custodian as follows: _________________________________; and (c)
place them along with the blank assignments furnished to Agent in the appropriate collateral files:

                        _______________________________
                        _______________________________
                        _______________________________
                        _______________________________

Agent should ship the whole files of Collateral Documents in Agent's possession for those Mortgage Loans by either Federal Express or such other courier service as Borrower has designated to Agent as "approved" for that purpose. The courier used must be acting as an independent-contractor bailee solely on behalf of Agent for the benefit of Agent and Lenders, but Agent is not responsible for any delays in shipment caused by any actions or inactions by that courier. Borrower's completed air bill for shipment accompanies this request.

     2. On and as of the date of this request, Borrower certifies, represents and warrants to Agent for Lenders that (a) Borrower's representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and (b) no Default, Potential Default, or Borrowing Excess exists.

                                         MATRIX FINANCIAL SERVICES CORPORATION,
                                         as Borrower
                                         By         ___________________________
                                         (Name)     ___________________________
                                         /1/(Title) ___________________________

_______________________

/1/ Must be a Responsible Officer of -- or a Person designated in writing by a Responsible Officer of -- Borrower.

d-0                                                                  EXHIBIT C-3
                                                                     -----------

              [LETTERHEAD OF BANK ONE, TEXAS, N.A. APPEARS HERE]

                                  EXHIBIT C-4
                                  -----------

                          BAILEE LETTER FOR INVESTORS
                          ---------------------------

_________________________
_________________________
_________________________


The enclosed mortgage notes and other documents ("COLLATERAL"), as more particularly described on the attached schedule, have been assigned and pledged to Bank One, Texas, N.A., as Agent ("AGENT") for itself and certain other Lenders ("LENDERS"), as collateral under the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, between Matrix Financial Services Corporation ("BORROWER"), Agent, and Lenders.

The Collateral is being delivered to you for purchase under an existing Take-Out Commitment (as defined in the Loan Agreement). Either payment in full for the Collateral or the Collateral itself must be received by Agent within 45 days after the date of this letter. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Agent for Lenders and as Agent's bailee in accordance with the applicable provisions of the Uniform Commercial Code. No property interest in the Collateral is transferred to you until Agent receives the greater of either (a) the agreed purchase price of the Collateral or (b) $___________, which is the full amount of the advances under the Loan Agreement in respect of the Collateral. If you receive conflicting instructions regarding the Collateral from Borrower or Agent, you agree to act in accordance with Agent's instructions. AGENT RESERVES THE RIGHT, AT ANY TIME BEFORE IT RECEIVES FULL PAYMENT, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO AGENT.

Payment for the Collateral must be made by wire transfer of immediately available funds to:

Bank One, Texas, N.A., Agent                      Account Number 1886479318
ABA Number 111000614                              Attn:          Gloria Sadler
Further Credit - Matrix Settlement Account        TEL            (214) 290-6082
                                                  FAX            (214) 290-6069

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE AGENT'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. If you fail to make full payment to Agent for it within 45 days after the date of this letter, you are instructed to return all of the Collateral to Agent. The preceding provision in no way affects or impairs any claim or cause of action against you in respect of your Take-Out Commitment.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Agent, Lenders, and their respective successors and assigns.

                                             Very truly yours,

                                             BANK ONE, TEXAS, N.A., as Agent

                                             By      ___________________________
                                             (Name)  ___________________________
                                             (Title) ___________________________

d-0                                                                  EXHIBIT C-4
                                                                     -----------

              [LETTERHEAD OF BANK ONE, TEXAS, N.A. APPEARS HERE]

                                  EXHIBIT C-5
                                  -----------

                       BAILEE LETTER FOR POOL CUSTODIAN
                       --------------------------------

_________________________
_________________________
_________________________


The enclosed mortgage notes and other documents (the "COLLATERAL"), as more particularly described on the attached schedule, have been assigned and pledged to Bank One, Texas, N.A., as Agent ("AGENT") for itself and certain other lenders ("LENDERS"), as Collateral under the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, between Matrix Financial Services Corporation ("BORROWER"), Agent, and Lenders.

The Collateral is being delivered to you for pooling in connection with the issuance of Mortgage Securities (as defined in the Loan Agreement). Within 45 days after the date of this letter (a) payment in full for the Collateral must be paid to Agent, (b) the Mortgage Securities must be received by Agent if in certificated form or on its behalf in respect of Mortgage Securities in book-entry form, or (c) the Collateral must be returned to and received by Agent. Until that time, you are deemed to be holding the Collateral in trust, subject to the security interest granted to Agent for Lenders as Agent's bailee in accordance with the applicable provisions of the applicable Uniform Commercial Code. No property interest in the Collateral is deemed to be transferred to you until Agent receives either (a) the greater of either (i) the agreed purchase price of the Collateral or (ii) $___________, which is the full amount of the advances under the Loan Agreement in respect of the Collateral or (b) Mortgage Securities have been received by Agent or on its behalf in respect of Mortgage Securities in book-entry form. If you receive conflicting instructions regarding the Collateral from Borrower or Agent, you agree to act in accordance with Agent's instructions. If you deliver any of the enclosures to another party, this letter must accompany those items. AGENT RESERVES THE RIGHT, AT ANY TIME BEFORE THE MORTGAGE SECURITIES HAVE BEEN ISSUED, TO NOTIFY YOU AND REQUIRE THAT YOU RETURN THE COLLATERAL TO AGENT.

If applicable above, payment for the Collateral must be made by the purchaser's wire transfer of immediately available funds to:

     Bank One, Texas, N.A., Agent                 Account Number  1886479318
     ABA Number 111000614                         Attn:           Gloria Sadler
     Further Credit - Matrix Settlement Account   TEL             (214) 290-6082
                                                  FAX             (214) 290-6069

If applicable above, Mortgage Securities in certificated form must be sent to:

                         Bank One, Texas, N.A., Agent
                        1900 Pacific Street, 6th Floor
                              Dallas, Texas 75201
                      Attn: Gloria Sadler, Vice President

d-0                                                                  EXHIBIT C-5
                                                                     -----------

BY ACCEPTING THE COLLATERAL DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE AGENT'S BAILEE ON THE TERMS DESCRIBED IN THIS LETTER. AGENT REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED COLLATERAL AND THIS LETTER BY SIGNING AND RETURNING TO AGENT THE ENCLOSED COPY OF THIS LETTER, BUT YOUR FAILURE TO DO SO DOES NOT NULLIFY YOUR CONSENT.

This letter binds you and your successors, assigns, trustees, conservators, and receivers and inures to Agent, Lenders, and their respective successors and assigns.

                                             Very truly yours,

                                             BANK ONE, TEXAS, N.A., as Agent

                                             By_________________________________
                                             (Name)_____________________________
                                             (Title)____________________________


ACKNOWLEDGED AND AGREED as of _________________________, 199____.

[NAME OF POOL CUSTODIAN]


By___________________________
(Name)_______________________
(Title)______________________

Member FDIC
d-0                                     2                            EXHIBIT C-5
                                                                     -----------

                                  EXHIBIT C-6
                                  -----------

                          TRUST RECEIPT AND AGREEMENT
                          ---------------------------

AGENT:    Bank One, Texas, N.A.                           DATE:________, 199____

BORROWER: Matrix Financial Services Corporation

--------------------------------------------------------------------------------

     This trust receipt and agreement is delivered under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this trust receipt and agreement.

     In accordance with SECTION 4.6 of the Loan Agreement, Borrower requests delivery by Agent to Borrower of the entire mortgage file of Collateral Documents for the Mortgage Loan and for the corrections described as follows:

     Mortgage Loan Number:    ___________________________________

     Original Amount:        $___________________________________

     Corrections:             ___________________________________
                              ___________________________________
                              ___________________________________

     Borrower agrees that (a) these Collateral Documents are delivered to Borrower solely for the purpose of making these corrections, (b) these Collateral Documents are and continue to be subject to Lender Liens under the Loan Documents, (c) Borrower shall hold these Collateral Documents as bailee and trustee for Agent, and Lenders, and (d) Borrower may not deliver any of these Collateral Documents to a third party unless (i) it is necessary in order to complete the corrections, and (ii) Borrower notifies that third party that the Collateral Documents are and continue to be subject to Lender Liens under the Loan Documents, and obtains from that third party its agreement to hold those Collateral Documents as bailee and trustee for Agent and Lenders until they have been returned to Agent or the amount of the Borrowing Base attributable to the related Mortgage Loan has been fully paid to Agent for Lenders to be applied to the Obligation.

     On and as of the date of this receipt and agreement, Borrower certifies, represents, and warrants to Agent for Lenders that (a) Borrower's representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default, Potential Default, or Borrowing Excess exists, and (c) this shipment will not result in Collateral Documents for Mortgage Loans with more than a total face amount of $1,000,000 being outstanding for correction.

d-0                                                                  EXHIBIT C-6
                                                                     -----------

     Borrower acknowledges receipt of the Collateral Documents referred to above.

                                        MATRIX FINANCIAL SERVICES CORPORATION,
                                        as Borrower

                                        By______________________________________
                                        (Name)__________________________________
                                        /1/(Title)______________________________

_______________________

/1/ Must be a Responsible Officer -- or a Person designated in writing by a Responsible Officer -- of Borrower.

d-0                                                                  EXHIBIT C-7
                                                                     -----------

                                  EXHIBIT C-7
                                  -----------

                                RELEASE REQUEST
                                ---------------


AGENT:    Bank One, Texas, N.A.                  Date:  ________________, 199___

BORROWER: Matrix Financial Services Corporation

--------------------------------------------------------------------------------

     This request is delivered under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     Borrower requests Agent to release the Lender Liens under the Loan Documents in the Collateral described on the attached SCHEDULE 1.

     On and as of the date of this request, Borrower certifies, represents, and warrants to Agent for Lenders that (a) Borrower's representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or
(ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and
(b) no Default, Potential Default, or Borrowing Excess exists or occurs as a result of the requested release other than any Borrowing Excess that has been eliminated by payment which has been made to Agent.

                                        MATRIX FINANCIAL SERVICES CORPORATION,
                                        as Borrower


                                        By         _____________________________
                                        (Name)     _____________________________
                                        /1/(Title) _____________________________

______________________

/1/ Must be a Responsible Officer of -- or a Person designated in writing by a Responsible officer of -- Debtor.

d-0                                                                  EXHIBIT C-7
                                                                     -----------

                                  EXHIBIT D-1
                                  -----------

                               BORROWING REQUEST
                               -----------------


AGENT:    Bank One, Texas, N.A.                         DATE:  _________, 199___

BORROWER: Matrix Financial Services Corporation

================================================================================

     This request is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     Borrower requests $____________________ in Borrowings (collectively, the "REQUESTED BORROWING") to be funded on _______________, 199___/1/ (the REQUESTED BORROWING DATE") in the one or more Borrowing-Purpose Categories indicated on the attached schedule, which has been completed as to all other relevant information.

     Borrower certifies that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Borrower has timely delivered a Collateral-Delivery Notice, if applicable, (e) all Collateral Documents required by the Loan Agreement to be delivered to Agent in connection with the Requested Borrowing have been delivered to Agent, and (f) Borrower has otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.

                                        MATRIX FINANCIAL SERVICES
                                        CORPORATION, as Borrower

                                        By______________________________________
                                        (Name)__________________________________
                                        /2/(Title)______________________________

/1/ Must be no later than (a) the third business Day after request if the Requested Borrowings involves any LIBOR Borrowing or (b) the business Day of request otherwise.

/2/ Must be a Responsible Officer of -- or an individual designated to Agent in writing by a Responsible Officer of --Borrower.

d-0                                                                  EXHIBIT D-1
                                                                     -----------

                         SCHEDULE TO BORROWING REQUEST
                         -----------------------------

           DATED _______________, 199___; FOR $_____________________
                  [Complete EACH applicable box or mark N.A.]

==========================================================================================
    BORROWING-             AMOUNT/1/  EXTENDED    BORROWING-PRICE CATEGORY   INTEREST
 PURPOSE CATEGORY                        BY                                   PERIOD
                                                                             ENDING/2/
==========================================================================================
Warehouse                  $          [_] Ratable [_] Base Rate             _________, 19__
Borrowing (Dry)                       [_] Swing   [_] Fed-Funds Rate
                                                  [_] LIBOR (not for Swing)
[_] (check and indicate
amount if Committed-
B/C-Paper Borrowing -
$_______________)

[_] (check and indicate
amount if Uncommitted
-B/C-Paper Borrowing -
$_______________)

[_] (check and indicate
amount if Second-Lien
Borrowing -
$_______________)

[_] (check and indicate
amount if Repurchase
Borrowing -
$_______________)
------------------------------------------------------------------------------------------

/1/ At least $100,000 for Term-Line Borrowing or $25,000 for each other Borrowing-purpose Category.

/2/ Must be a 1, 2, or 3, months or other period acceptable to Agent (and to Determining Lenders if longer than 6 months).

d-0                                    2                             EXHIBIT D-1
                                                                     -----------

------------------------------------------------------------------------------------------
Warehouse                  $          [_] Ratable [_] Base Rate             _________, 19__
Borrowing (Wet)                       [_] Swing   [_] Fed-Funds Rate
                                                  [_] LIBOR (not for Swing)
[_] (check and indicate
amount if Committed-
B/C-Paper Borrowing -
$_______________)

[_] (check and indicate
amount if Uncommitted
-B/C-Paper Borrowing -
$_______________)

[_] (check and indicate
amount if Second-Lien
Borrowing -
$_______________)

[_] (check and indicate
amount if Repurchase
Borrowing -
$_______________)
------------------------------------------------------------------------------------------
Warehouse                  $          Ratable   [_] Base Rate               _________, 19__
Borrowing                                       [_] Fed-Funds Rate
(Gestation)                                     [_] LIBOR

------------------------------------------------------------------------------------------

Working-Capital            $          Ratable   [_] Base Rate               _________, 19__
Borrowing (P&I)                                 [_] Fed-Funds Rate
                                                [_] LIBOR

------------------------------------------------------------------------------------------

Working-Capital            $          Ratable   [_] Base Rate               _________, 19__
Borrowing (T&I)                                 [_] Fed-Funds Rate
                                                [_] LIBOR

------------------------------------------------------------------------------------------

Working-Capital            $          Ratable   [_] Base Rate               _________, 19__
Borrowing                                       [_] Fed-Funds Rate
 (Foreclosure)                                  [_] LIBOR

------------------------------------------------------------------------------------------

Term-Line                  $          Ratable   [_] Base Rate               _________, 19__
Borrowing                                       [_] Fed-Funds Rate
                                                [_] LIBOR

==========================================================================================

d-0                                    3                             EXHIBIT D-1
                                                                     -----------

                                  EXHIBIT D-2
                                  -----------

                           COLLATERAL-DELIVERY NOTICE
                           --------------------------


AGENT:    Bank One, Texas, N.A.                             DATE:______, 199____

BORROWER: Matrix Financial Services Corporation

================================================================================

     This notice is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

     Under SECTION 4.3 and other applicable provisions of the Loan Agreement, Borrower submits the following Collateral under -- and subject to the Lender Liens created by -- the Loan Documents [check applicable box(es)]:

     [_] MORTGAGE LOANS FOR DRY BORROWING. Borrower (a) is delivering to Agent the Collateral Documents required by PART A of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 1 -- which is a data-processing print-out meeting the requirements of PART A.8. on that SCHEDULE 4.3 -- and (b) confirms that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

     [_] MORTGAGE LOANS FOR WET BORROWING. Borrower (a) is delivering to Agent the Collateral Documents required by PART B of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Loans described on the attached ANNEX 2 -- which is a data-processing print-out meeting the requirements of PART B.3. on that SCHEDULE 4.3, (b) shall deliver to Agent the Collateral Documents required by PART A of that SCHEDULE 4.3 for -- before the expiration of the Wet Period for the Borrowings made on the basis of -- those Mortgage Loans, and (c) confirms that those Mortgage Loans and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

     [_] MORTGAGE SECURITIES FOR DRY BORROWING. Borrower (a) is delivering to Agent the Collateral Documents required by PART C of SCHEDULE 4.3 to the Loan Agreement for the Mortgage Securities described on the attached ANNEX 3 (the Mortgage Pools for which consist of Mortgage Loans that were --before issuance of those Mortgage Securities -- Eligible-Mortgage Loans constituting part of the Collateral) and (b) confirms that those Mortgage Securities and all related Collateral Documents are subject to the Lender Liens created by the Loan Agreement.

     On and as of the date of this notice, Borrower certifies, represents, warrants, and covenants to or with Agent for Lenders that:

     (a) For each Mortgage Loan described on either ANNEX 1 or 2 to this notice, Borrower (i) holds each of the items required by SECTION 4.3 of the Loan Agreement, (ii) holds those items in trust for Agent on behalf of Lenders, (iii) upon request or instructions from Agent from time

d-0                                                                  EXHIBIT D-2
                                                                     -----------
          to time and at any time, shall deliver those items to Agent any other Person designated by Agent, and (iv) may not deliver those items --or grant, transfer, or assign any interest in any of them -- to any Person except Agent without first obtaining Agent's written consent.

     (b) All of the items that Borrower is required to furnish to Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Collateral described in this notice or its schedules conform in all respects to the requirements of the Loan Agreement, including, without limitation, the requirements of eligibility applicable to that Collateral on SCHEDULE 4.1 to the Loan Agreement.

     (c) The representations and warranties of Borrower in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or
          (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents.

     (d)  No Default or Potential Default exists.

                                        MATRIX FINANCIAL SERVICES CORPORATION
                                        as Borrower

                                        By         _____________________________
                                        (Name)     _____________________________
                                        /1/(Title) _____________________________

______________________

/1/ Must be a Responsible Officer of -- or an individual designated in writing to Agent by a Responsible Officer of --Borrower.

d-0                                    2                             EXHIBIT D-2
                                                                     -----------

                                  EXHIBIT D-3
                                  -----------


                             BORROWING-BASE REPORT
                             ---------------------


AGENT:         Bank One, Texas, N.A.                        DATE:_______, 199___

BORROWER:      Matrix Financial Services Corporation

================================================================================

     This report is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this report. Agent has calculated the Borrowing Base and its various components as of the date of this report.


                         TABLE 1--WAREHOUSE BORROWINGS
                         -----------------------------

===================================================================================================================================

                                                                                                                   FACE   WAREHOUSE
===================================================================================================================================
1. RECONCILIATION FOR DRY BORROWINGS (EXCLUDING GESTATION BORROWINGS)
-----------------------------------------------------------------------------------------------------------------------------------

   (a) Ending Collateral balance (last report)                                                                     $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (b) Collateral removed (since last report)                                                                      $     $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Beginning Collateral balance -- Line 1(a) MINUS Line 1(b)                                                   $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (d) Collateral received (since last report)                                                                     $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (e) New Collateral balance (today) -- Line 1(c) PLUS Line 1(d)                                                  $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (f) Ineligibles -- expired 120-day limit (or after applicable limit)                                            $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (g) Ineligibles -- expired Shipping Period                                                                      $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (h) Ineligibles -- expired Correction Period                                                                    $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (i) Jumbo Sublimit exclusions                                                                                   $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (j) Other ineligibles                                                                                           $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (k) Total Ineligibles -- TOTAL of Lines 1(f) THROUGH 1(j)                                                       $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (l) Total Collateral amount-- Line 1(e) MINUS Line 1(k)                                                         $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (m) If Agent or Determining Lenders elect -- Market Value of items in Line 1(l)                                 $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (n) Lesser of EITHER Lines 1(l) OR -- if applicable -- 1(m)                                                     $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (o) Portion of Collateral amount attributable to Eligible-Committed-B/C-
       Paper Loans which have been held for more than 60 calendar days                                             $     $
-----------------------------------------------------------------------------------------------------------------------------------

   (p) Portion of Collateral amount attributable to Eligible-Uncommitted-B/C-
       Paper Loans                                                                                                 $     $
-----------------------------------------------------------------------------------------------------------------------------------

d-0                                                                 EXHIBIT D-3
                                                                    -----------

-----------------------------------------------------------------------------------------------------------------------------------
   (q) Portion of Collateral amount attributable to Eligible-Second-Lien-
       Loans which have been held for more than 60 calendar days                                    $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (r) Portion of Collateral amount attributable to Eligible-Repurchased                            $              $
       Loans
-----------------------------------------------------------------------------------------------------------------------------------
   (s) Portion of Collateral amount attributable to Eligible-Mortgage                              $               $
       Collateral (other than as listed in Lines (o) through (r) above)
-----------------------------------------------------------------------------------------------------------------------------------

2.  RECONCILIATION FOR WET BORROWINGS
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Ending Collateral balance (last report)                                                     $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (b) Collateral removed (since last report)                                                      $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Beginning Collateral balance -- Line 2(a) MINUS Line 2(b)                                   $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (d) Collateral received (since last report)                                                     $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (e) New Collateral Balance                                                                      $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (f) Ineligibles -- expired Wet Period                                                           $               $
-----------------------------------------------------------------------------------------------------------------------------------
   (g) Jumbo Sublimit exclusions                                                                    $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (h) Other ineligibles                                                                            $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (i) Total Ineligibles -- TOTAL of Lines 2(f), 2(g), and 2(h)                                     $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (j) Total Wet Collateral                                                                         $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (k) If Agent or Determining Lender's elect -- Market Value of items in Line 2(j)                 $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (l) Lesser of EITHER Lines 2(j) OR -- if applicable -- 2(k)                                      $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (m) Portion of Collateral amount attributable to Eligible-Uncommitted-B/C-Paper Loans            $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (n) Portion of Collateral amount attributable to Eligible-Repurchased Loans                      $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (o) Portion of Collateral amount attributable to Eligible-Mortgage
       Collateral (other than as listed in Lines 2(m) and 2(n) above)                               $              $
-----------------------------------------------------------------------------------------------------------------------------------

3. RECONCILIATION FOR GESTATION BORROWINGS
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Ending Collateral balance (last report)                                                      $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (b) Collateral removed (since last report)                                                       $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Beginning Collateral balance -- Line 3(a) MINUS Line 3(b)                                    $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (d) Collateral received (since last report)                                                      $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (e) New Collateral balance (today) -- Line 3(c) PLUS Line 3(d)                                   $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (f) Ineligibles                                                                                  $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (g) Total Collateral amount -- Line 3(e) MINUS Line 3(f)                                         $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (h) Portion of Line 3(g) identified to a security settlement                                     $              $
-----------------------------------------------------------------------------------------------------------------------------------
   (i) Portion of Line 3(g) not identified to a whole-loan settlement                               $              $
-----------------------------------------------------------------------------------------------------------------------------------

4. BORROWING BASE FOR MORTGAGE COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Dry Collateral Value
-----------------------------------------------------------------------------------------------------------------------------------

d-0                                    2                             EXHIBIT D-3
                                                                     -----------

-----------------------------------------------------------------------------------------------------------------------------------
   (b) 95% of Line 1(o)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) 97% of Line 1(p)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (d) 95% of Line 1(q)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (e) 97% of Line 1(r)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (f) 98% of Line 1(s)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (g) Total Dry Collateral Value - Line 4(b) PLUS Line 4(c) PLUS Line 4(d)                                        $
       PLUS Line 4(e) PLUS Line 4(f)
-----------------------------------------------------------------------------------------------------------------------------------
   (h) Wet Collateral Value
-----------------------------------------------------------------------------------------------------------------------------------
   (i) 97% of Line 2(m)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (j) 97% of Line 2(n)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (k) 98% of Line 2(o)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (l) Total Wet Collateral Value - Line 4(i) PLUS Line 4(j) PLUS Line 4(k)                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   (m) Gestation Collateral Value
-----------------------------------------------------------------------------------------------------------------------------------
   (n) 99% of Line 3(h)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (o) 98% of Line 3(i)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------
   (p) Total Gestation Collateral Value - Line 4(n) PLUS Line 4(o)                                                 $
-----------------------------------------------------------------------------------------------------------------------------------
   (q) Borrowing Base - Total of Lines 4(g), 4(l), and 4(p)                                                        $
-----------------------------------------------------------------------------------------------------------------------------------

5.  PRINCIPAL DEBT FOR WAREHOUSE BORROWINGS
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Dry Borrowings                                                                              $
-----------------------------------------------------------------------------------------------------------------------------------
   (b) Wet Borrowings                                                                              $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Gestation Borrowings                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   (d) TOTAL of Lines 5(a) THROUGH 5(c)                                                                            $
-----------------------------------------------------------------------------------------------------------------------------------

6. WAREHOUSE COMMITMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Warehouse Commitments                                                                                       $60,000,000
-----------------------------------------------------------------------------------------------------------------------------------
   (b) Wet Sublimit (either $21,000,000 during the first 5 and last 5 Business                                     $
       Days of each Calendar Month or $12,000,000 at all other times)
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Gestation Sublimit                                                                                          $30,000,000
-----------------------------------------------------------------------------------------------------------------------------------

d-0                                    3                             EXHIBIT D-3
                                                                     -----------

-----------------------------------------------------------------------------------------------------------------------------------

7. AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------------
   (a) Lesser of EITHER Line 4(l) OR Line 6(b)                                                     $
-----------------------------------------------------------------------------------------------------------------------------------
   (b) Maximum Wet Borrowing if positive OR BORROWING EXCESS if negative
       -- Line 7(a) MINUS Line 5(b)                                                                                $
-----------------------------------------------------------------------------------------------------------------------------------
   (c) Lesser of either Line 4(p) OR Line 6(c)                                                     $
-----------------------------------------------------------------------------------------------------------------------------------
   (d) MAXIMUM GESTATION BORROWING if positive or Borrowing Excess if
       negative -- Line 7(c) MINUS Line 5(c)                                                                       $
-----------------------------------------------------------------------------------------------------------------------------------
   (e) Lesser of EITHER Line 4(q) OR Line 6                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   (f) Maximum Total Warehouse Borrowings if positive OR Borrowing
       Excess if negative -- Line 7(e) MINUS Line                                                                  $
       5(d)
====================================================================================================================================

                     TABLE 2 -- WORKING-CAPITAL BORROWINGS
                     -------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

1.  BORROWING BASE FOR ELIGIBLE-FORECLOSURE RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Ending Collateral balance (last report)                                                       $
-----------------------------------------------------------------------------------------------------------------------------------
(b)  Repayments (since last report)                                                                $
-----------------------------------------------------------------------------------------------------------------------------------
(c)  New Eligible-Foreclosure Receivables (since last report)                                      $
-----------------------------------------------------------------------------------------------------------------------------------
(d)  TOTAL of Line 1(a) MINUS Line 1(b) PLUS Line 1(c)                                             $
-----------------------------------------------------------------------------------------------------------------------------------
(e)  80% of Line 1(d)                                                                                              $
-----------------------------------------------------------------------------------------------------------------------------------

2.  BORROWING BASE FOR ELIGIBLE-P&I RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Ending Collateral balance (last report)                                                       $
-----------------------------------------------------------------------------------------------------------------------------------
     (b)  Repayments (since last report)                                                           $
-----------------------------------------------------------------------------------------------------------------------------------
     (c)  New Eligible-P&I Receivables (since last report)                                         $
-----------------------------------------------------------------------------------------------------------------------------------
     (d)  TOTAL of Line 2(a) MINUS Line 2(b) PLUS Line 2(c)                                        $
-----------------------------------------------------------------------------------------------------------------------------------
     (e)  95% of Line 2(d)                                                                                         $
-----------------------------------------------------------------------------------------------------------------------------------

3.  BORROWING BASE FOR ELIGIBLE-T&I RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Ending Collateral balance (last report)                                                       $
-----------------------------------------------------------------------------------------------------------------------------------
     (b)  Repayments (since last report)                                                           $
-----------------------------------------------------------------------------------------------------------------------------------
     (c)  New Eligible-T&I Receivables (since last report)                                         $
-----------------------------------------------------------------------------------------------------------------------------------
     (d)  TOTAL of Line 3(a) MINUS Line 3(b) PLUS Line 3(c)                                        $
-----------------------------------------------------------------------------------------------------------------------------------
     (e)  80% of Line 3(d)                                                                                         $
-----------------------------------------------------------------------------------------------------------------------------------

4.  BORROWING BASE FOR RECEIVABLES -- TOTAL of Lines 1(e), 2(e) and 3(e)                                           $
-----------------------------------------------------------------------------------------------------------------------------------

5.PRINCIPAL DEBT OF WORKING-CAPITAL BORROWINGS                                                                     $
-----------------------------------------------------------------------------------------------------------------------------------

6.WORKING-CAPITAL COMMITMENT                                                                                       $10,000,000
-----------------------------------------------------------------------------------------------------------------------------------

d-0                                    4                             EXHIBIT D-3
                                                                     -----------

-----------------------------------------------------------------------------------------------------------------------------------

7.AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Lesser of EITHER Line 4 OR Line 6                                                             $
-----------------------------------------------------------------------------------------------------------------------------------
     (b)  Maximum Total Working-Capital Borrowings if positive OR                                                  $
      Borrowing Excess if negative -- Line 7(a) MINUS Line 5
===================================================================================================================================

                        TABLE 3 -- TERM-LINE BORROWINGS
                        -------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

1.   BORROWING BASE FOR TERM-LINE
-----------------------------------------------------------------------------------------------------------------------------------
     (a)  Cost of pledged portfolio                                                                $
-----------------------------------------------------------------------------------------------------------------------------------
     (b)  Appraised Value of pledged portfolio                                                     $
-----------------------------------------------------------------------------------------------------------------------------------
     (c)  350% of average serving fee for pledged portfolio                                        $
-----------------------------------------------------------------------------------------------------------------------------------
     (d)  Lesser of EITHER Line 1(a), Line 1(b), OR Line 1(c)                                      $
-----------------------------------------------------------------------------------------------------------------------------------
     (e)  Borrowing Base for Term-Line - 70% of Line 1(d)                                                          $
-----------------------------------------------------------------------------------------------------------------------------------

2.   PRINCIPAL DEBT OF TERM-LINE BORROWINGS                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------

3.   TERM-LINE COMMITMENT                                                                                          $30,000,000
-----------------------------------------------------------------------------------------------------------------------------------

4.   AVAILABILITY
-----------------------------------------------------------------------------------------------------------------------------------
     (a)  Lesser of EITHER Line 1(e) OR Line 3                                                     $
-----------------------------------------------------------------------------------------------------------------------------------
     (b)  Maximum Total Term-Line Borrowings if positive or                                                        $
          Borrowing Excess if negative -- Line 4(a) MINUS Line 2
===================================================================================================================================

                         BANK ONE, TEXAS, N.A., Agent



                                        By      ________________________________
                                        (Name)  ________________________________
                                        (Title) ________________________________

d-0                                    5                             EXHIBIT D-3
                                                                     -----------

                                  EXHIBIT D-4
                                  -----------

                                TAKE-OUT REPORT
                                ---------------

AGENT:    Bank One, Texas, N.A.                DATE:  ___________________, 199_

BORROWER: Matrix Financial Services Corporation

================================================================================

     This report is delivered under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this report.

     The following is accurate and complete as of the date of this report in respect of Take-Out Prices -- determined in accordance with the attached
SCHEDULE 1 -- and the total weighted-average-Take-Out Price is  _____% of par:

                               FOR MORTGAGE LOANS
                               ------------------

          ===========================================================
          MORTGAGE-COLLATERAL GROUP   INTEREST RATE   TAKE-OUT PRICE
          ===========================================================
          -----------------------------------------------------------
          (a)                                     %                %
          -----------------------------------------------------------
          (b)                                     %                %
          -----------------------------------------------------------
          (c)                                     %                %
          -----------------------------------------------------------
          (d)                                     %                %
          -----------------------------------------------------------
          (e)                                     %                %
          ===========================================================

                            FOR MORTGAGE SECURITIES
                            -----------------------

          ===========================================================
          MORTGAGE-COLLATERAL GROUP   INTEREST RATE   TAKE-OUT PRICE
          ===========================================================
          (a)                                     %                %
          -----------------------------------------------------------
          (b)                                     %                %
          -----------------------------------------------------------
          (c)                                     %                %
          -----------------------------------------------------------
          (d)                                     %                %
          -----------------------------------------------------------
          (e)                                     %                %
          ===========================================================

                                                By _____________________________
                                                (Name)__________________________
                                                /1/(Title)______________________

__________________________
/1/  Must be a Responsible Officer of Borrower.

                                                                     EXHIBIT D-4
                                                                     -----------

                                   SCHEDULE 1
                                   ----------

                          TAKE-OUT PRICE DETERMINATION
                          ----------------------------


Complete the following table for each Mortgage-Collateral Group for Mortgage Loans and each Mortgage-Collateral Group for Mortgage Securities, in each case indicating the group letter designation from the report to which this schedule is attached:

=============================================================================

                 (B) PRINCIPAL-
 (A) INVESTOR      BALANCE OF     (C) PERCENTAGE OF       (D) COMMITMENT
                     TAKE-               PAR          PRICE/1/ -- COLUMN (B)
                OUT COMMITMENTS                          TIMES COLUMN (C)
=============================================================================
                $                                 %   $
-----------------------------------------------------------------------------
                $                                 %   $
-----------------------------------------------------------------------------
                $                                 %   $
-----------------------------------------------------------------------------
                $                                 %   $
-----------------------------------------------------------------------------
TOTALS          $                                     $
=============================================================================

The total weighted-average-Take-Out-Price (determined by dividing the total in column (d) above by the total in column (b) above) is _____% of par.


________________

/1/ For each commitment price stated as a yield rather than as a percentage of par, convert the yield to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage-Backed Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable.

                                    2                                EXHIBIT D-4
                                                                     -----------

                                  EXHIBIT D-5
                                  -----------

                               MANAGEMENT REPORT
                               -----------------


AGENT:    Bank One, Texas, N.A.                DATE:___________________, 199____

BORROWER: Matrix Financial Services Corporation

================================================================================

     This report is delivered under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meaning when used -- unless otherwise defined -- in this report.

     I certify to Agent for Lenders that on the date of this report:

     1. I am the undersigned officer of Borrower and deliver this certificate on its behalf.

     2. The attached SCHEDULE 1 is an accurate list of Borrower's Mortgage Loan production for the Calendar Month before the date of this certificate -- describing in reasonable detail the geographic mix of all retail and correspondent production for both the Calendar Month before the date of this certificate and for the year to date, and such other matters as Agent may have reasonably requested.

     3. The attached SCHEDULE 2 is an accurate and complete schedule of Borrower's "open commitment and pipeline positions" (as commonly understood in the industry) for Mortgage Loans --describing in reasonable detail (i) with regard to "open commitment" positions, the names of investors, type, original principal amount, rate, price/yield, and expiration date, and (ii) with regard to "open pipeline" positions, the amount of the pipeline, the total locked amount, the percentage of the locked amount that is covered, the types of coverage (mandatory or optional), future contracts, hedged positions, repurchase agreements, the profit or loss, and such other matters as Agent may have reasonably requested.

     4. The attached SCHEDULE 3 is an accurate and complete schedule of Borrower's Servicing Portfolio -- describing in reasonable detail the unpaid balance of Mortgage Loans by Investor, the weighted-average interest rate, weighted-average servicing fee, and weighted-average maturity of those Mortgage Loans, the delinquency rates for those Mortgage Loans, investor type, geographic concentration, weighted average coupon, and such other matters as Agent may have reasonably requested.


                                    By____________________________________
                                    (Name)________________________________
                                    /1/(Title)____________________________


___________________________

/1/  Must be a Responsible Officer of Borrower.

                                                                     EXHIBIT D-5
                                                                     -----------

                                  EXHIBIT D-6
                                  -----------

                             COMPLIANCE CERTIFICATE
                             ----------------------


AGENT:    Bank One, Texas, N.A.                 DATE:____________________, 19___

BORROWER: Matrix Financial Services Corporation

SUBJECT PERIOD:  ____________________ ended _______________, 199___

================================================================================

     This certificate is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this certificate.

     The undersigned officer certifies to Agent and Lenders, that on the date of this certificate:

     1.   The undersigned officer is the officer of Borrower designated below.

     2. Borrower's Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated (if applicable) financial condition and results of operations as of -- and for the fiscal year or portion of the fiscal year ending on -- the last day of the Subject Period.

     3. The undersigned officer supervised a review of the Companies' activities during the Subject Period in respect of the following matters and has determined the following: (a) The representations and warranties in the Loan Agreement are true and correct in all material respects, except (i) to the extent that a representation or warranty speaks to a specific date or the facts on which it is based have changed by transactions or conditions contemplated or permitted by the Loan Documents and (ii) for the changes, if any, described on the attached SCHEDULE 1; (b) each Company has complied with all of its obligations under the Loan Documents, other than for the deviations, if any, described on the attached SCHEDULE 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached SCHEDULE 1; and (d) the Companies' compliance with the financial covenants in SECTIONS 8 and 9 of the Loan Agreement is accurately calculated on the attached SCHEDULE 1.


                                        By
                                        (Name)_____________________________
                                        /1/(Title)_________________________


_________________________

/1/  Must be a Responsible Officer of Borrower.

                                                                     EXHIBIT D-6
                                                                     -----------

                                   SCHEDULE 1
                                   ----------


     A. Describe deviations from compliance with obligations, if any -- CLAUSE 3(A) and 3(B) of attached Compliance Certificate -- if none, so state:




     B. Describe Potential Defaults or Defaults, if any -- CLAUSE 3(C) of the attached Compliance Certificate -- if none, so state:




     C. Calculate compliance with covenants in SECTIONS 8 and 9 at end of Subject Period (on a consolidated basis, if applicable) -- CLAUSE 3(D) of the attached Compliance Certificate:

=============================================================================================================================
                                     COVENANT                                         AT END OF SUBJECT PERIOD
============================================================================================================================
1.   DISTRIBUTIONS--(S)8.4
----------------------------------------------------------------------------------------------------------------------------
     (a)  year-to-date consolidated net income                                         $
----------------------------------------------------------------------------------------------------------------------------
     (b)  50% of Line 1(a)                                                                                $
----------------------------------------------------------------------------------------------------------------------------
     (c)  year-to-date non-cash income                                                 $
----------------------------------------------------------------------------------------------------------------------------
     (d)  year-to-date cash taxes                                                      $
----------------------------------------------------------------------------------------------------------------------------
     (e)  The sum of Line 1(b) MINUS Line 1(c) MINUS Line 1(d)                                            $
----------------------------------------------------------------------------------------------------------------------------
     (f)  Distributions paid during this fiscal year --  MAY NOT EXCEED Line 1(e)                         $
----------------------------------------------------------------------------------------------------------------------------
2.   NET WORTH -- (S)9.1(A)
----------------------------------------------------------------------------------------------------------------------------
     (a)  Net Worth                                                                                       $
----------------------------------------------------------------------------------------------------------------------------
     (b)  Initial Minimum                                                                                 $   10,000,000
----------------------------------------------------------------------------------------------------------------------------
     (c)  100% of all contributions to any Company's stockholder's equity on or        $
          after December 31, 1996
----------------------------------------------------------------------------------------------------------------------------
     (d)  50% of the Companies' cumulative Net Income (without deduction for           $
          losses) after December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
     (e)  Actual Minimum - Line 2(b) PLUS Line 2(c) PLUS Line 2(d)                                        $
---------------------------------------------------------------------------------------------------------------------------

                                       2                             EXHIBIT D-6
                                                                     -----------

---------------------------------------------------------------------------------------------------------------------------
3.   ADJUSTED-NET WORTH -- (S)9.1(B)
---------------------------------------------------------------------------------------------------------------------------
     (a)  Net Worth                                                                                      $
---------------------------------------------------------------------------------------------------------------------------
     (b)  Debt outstanding under Revolving Subordinated Loan Agreement with            $
          Guarantor
---------------------------------------------------------------------------------------------------------------------------
     (c)  Adjusted-Net Worth - Line 3(a) PLUS Line 3(b)                                                  $
---------------------------------------------------------------------------------------------------------------------------
     (d)  Initial Minimum                                                                                $   12,000,000
---------------------------------------------------------------------------------------------------------------------------
     (e)  100% of all contributions to any Company's stockholder's equity on or        $
          after December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
     (f)  50% of the Companies' cumulative Net Income (without deduction for           $
          losses) after December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
     (g)  Actual Minimum - Line 3(d) PLUS Line 3(e) PLUS Line 3(f)                                       $
---------------------------------------------------------------------------------------------------------------------------
4.   ADJUSTED-TANGIBLE-NET WORTH -- (S)9.1(C)
---------------------------------------------------------------------------------------------------------------------------
     (a)  1.25% of Servicing Portfolio                                                 $
---------------------------------------------------------------------------------------------------------------------------
     (b)  Appraised Value of Servicing Portfolio                                       $
---------------------------------------------------------------------------------------------------------------------------
     (c)  Lesser of EITHER Line 4(a) OR Line 4(b)                                      $
---------------------------------------------------------------------------------------------------------------------------
     (d)  Purchased servicing, etc.                                                    $
---------------------------------------------------------------------------------------------------------------------------
     (e)  Treasury stock                                                               $
---------------------------------------------------------------------------------------------------------------------------
     (f)  Surplus value, etc.                                                          $
---------------------------------------------------------------------------------------------------------------------------
     (g)  Goodwill, etc.                                                               $
---------------------------------------------------------------------------------------------------------------------------
     (h)  Patents, etc.                                                                $
---------------------------------------------------------------------------------------------------------------------------
     (i)  Guaranties                                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (j)  Letters of credit, acceptances, etc.                                         $
---------------------------------------------------------------------------------------------------------------------------
     (k)  Other intangible assets                                                      $
---------------------------------------------------------------------------------------------------------------------------
     (l)  Permitted Debt expressly subordinated to the Obligation                      $
---------------------------------------------------------------------------------------------------------------------------
     (m)  Adjusted-Tangible-Net Worth - Line 3(a) PLUS Line 4(c) MINUS Line 4(d)                         $
          THROUGH Line 4(k) PLUS Line 4(l)
---------------------------------------------------------------------------------------------------------------------------
     (n)  Initial Minimum                                                                                $   10,000,000
---------------------------------------------------------------------------------------------------------------------------
     (o)  100% of all contributions to any Company's stockholder's equity on or        $
          after December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
     (p)  50% of the Companies' cumulative Net Income (without deduction for           $
          losses) after December 31, 1996
---------------------------------------------------------------------------------------------------------------------------
     (q)  Actual Minimum - Line 4(n) PLUS Line 4(o) PLUS Line 4(p)                                       $
---------------------------------------------------------------------------------------------------------------------------

                                       3                             EXHIBIT D-6
                                                                     -----------

---------------------------------------------------------------------------------------------------------------------------
5.   LEVERAGE RATIO -- (S)9.2
---------------------------------------------------------------------------------------------------------------------------
     (a)  Total Debt                                                                     $
---------------------------------------------------------------------------------------------------------------------------
     (b)  Repurchase obligations, obligations under escrow-arbitrage-type facilities,    $
          and subordinated obligations permitted to be excluded
---------------------------------------------------------------------------------------------------------------------------
     (c)  Total-Adjusted Debt - Line 5(a) MINUS Line 5(b)                                                $
---------------------------------------------------------------------------------------------------------------------------
     (d)  RATIO of Line 5(c) to Line 4(m)                                                                      to
---------------------------------------------------------------------------------------------------------------------------
     (e)  MAXIMUM                                                                                          8.0 to 1.0
---------------------------------------------------------------------------------------------------------------------------
6.   CASH FLOW -- (S)9.3
---------------------------------------------------------------------------------------------------------------------------
     (a)  Net Income for past 4-quarter period                                           $
---------------------------------------------------------------------------------------------------------------------------
     (b)  Depreciation                                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (c)  Amortization                                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (d)  Total of Lines 6(a) through 6(c)                                                               $
---------------------------------------------------------------------------------------------------------------------------
     (e)  Amount of Non-cash revenue                                                     $
---------------------------------------------------------------------------------------------------------------------------
     (f)  Amount of Distributions paid to Guarantor                                      $
---------------------------------------------------------------------------------------------------------------------------
     (g)  Cash Flow - Line 6(d) MINUS Line 6(e) MINUS Line 6(f)                                          $
---------------------------------------------------------------------------------------------------------------------------
     (h)  CMLTD                                                                                          $
---------------------------------------------------------------------------------------------------------------------------
     (i)  Ratio of Line 6(g) to 6(h)                                                                          to
---------------------------------------------------------------------------------------------------------------------------
     (j)  MINIMUM                                                                                        1.30 to 1.00
---------------------------------------------------------------------------------------------------------------------------
7.   SERVICING PORTFOLIO -- (S)9.4
---------------------------------------------------------------------------------------------------------------------------
     (a)  Servicing Portfolio                                                                            $
---------------------------------------------------------------------------------------------------------------------------
     (b)  MINIMUM (the minimum amount increases to $2,000,000,000 after                                  $1,500,000,000
          June 30, 1997 so long as the Vanderford acquisition has occurred)
---------------------------------------------------------------------------------------------------------------------------
8.  SERVICING-PORTFOLIO-COVERAGE RATIO--(S)9.5
---------------------------------------------------------------------------------------------------------------------------
     (a)  Principal Debt of Term-Line Borrowings                                         $
---------------------------------------------------------------------------------------------------------------------------
     (b)  1.25% of Servicing Portfolio                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (c)  70% of the Appraised Value of the Servicing Portfolio                          $
---------------------------------------------------------------------------------------------------------------------------
     (d)  Lesser of EITHER Line 8(b) or Line 8(c) - must be greater than Line 8(a)       $
---------------------------------------------------------------------------------------------------------------------------
     (e)  Principal Debt of Working-Capital Borrowings                                   $
---------------------------------------------------------------------------------------------------------------------------
     (f)  Total of Lines 8(a) and 8(e)                                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (g)  1.25% of Servicing Portfolio                                                   $
---------------------------------------------------------------------------------------------------------------------------
     (h)  95% of the Appraised Value of Servicing Portfolio                              $
---------------------------------------------------------------------------------------------------------------------------
     (i)  Lesser of EITHER Line 8(g) or Line 8(h) - must be greater than Line 8(f)                       $
===========================================================================================================================

                                       4                             EXHIBIT D-6
                                                                     -----------

                                  EXHIBIT D-7
                                  -----------

                          COLLATERAL-CONVERSION NOTICE
                          ----------------------------


AGENT:    Bank One, Texas, N.A.                   DATE:_______________, 199____

BORROWER: Matrix Financial Services Corporation

--------------------------------------------------------------------------------

     This notice is delivered to Agent under the Amended and Restated Loan Agreement (as renewed, extended, or amended the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

     Borrower notifies Agent that (a) Agent has issued its initial certification for inclusion of the Eligible-Mortgage Loans described on the attached ANNEX 1 in one or more Mortgage Pools and (b) Borrower is delivering to Agent one or more valid and enforceable Take-Out Commitments that comply with PART B.2. on
SCHEDULE 4.1 to the Loan Agreement for those Eligible-Mortgage Loans.

     On and as of the date of this notice, Borrower certifies, represents, and warrants, to Agent for Lenders that (a) all of the items that Borrower is required to furnish to Agent under the Loan Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Eligible-Mortgage Loans described on the attached ANNEX 1 comply with all requirements necessary to constitute Eligible-Gestation Collateral, (b) the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, and
(c) no Default or Potential Default exists.

                              MATRIX FINANCIAL SERVICES CORPORATION
                              as Borrower

                              By____________________________________
                              (Name)________________________________
                              /1/(Title)____________________________


____________________

/1/ Must be a Responsible Officer of -- or an individual designated in writing to Agent by a Responsible Officer of --Borrower.

                                                                     EXHIBIT D-7
                                                                     -----------

                                   EXHIBIT E
                                   ---------

                              OPINION OF COUNSEL
                              ------------------

                                 [LETTERHEAD]

                               January 31, 1997

Bank One, Texas, N.A., as Agent
1717 Main Street, 4th Floor
Dallas, TX 75201
Attention:  Mark L. Freeman
            Vice President

The Lenders Referred to Below

Re: $100,000,000 Loan Extended by Bank One, Texas, N.A. and certain other Lenders to Matrix Financial Services Corporation

Ladies and Gentlemen:

     In connection with that certain Amended and Restated Loan Agreement (the "LOAN AGREEMENT"), dated as of January 31, 1997, between Matrix Financial Services Corporation, an Arizona corporation ("BORROWER"), the lenders named on
SCHEDULE 2 thereto (the "LENDERS"), Bank One, Texas, N.A., as Agent for itself and the other Lenders ("AGENT"), we have acted as counsel to Borrower and, in connection with its execution of the Guaranty (as defined and described in the Loan Agreement), Matrix Capital Corporation, a Colorado corporation ("GUARANTOR").

     This opinion is furnished to you in satisfaction of a closing condition set forth in SCHEDULE 5 attached to the Loan Agreement. Terms used herein which are defined in the Loan Agreement shall have the meaning set forth in the Loan Agreement unless otherwise defined herein or in the Schedules attached hereto.

     In connection with the opinions set forth below, we have examined such documents as we have deemed necessary or appropriate for the purposes of this opinion letter, including without limitation, the documents listed on the Schedule of Review Documents attached hereto (the "SCHEDULE") . The documents described in Section 1 of the Schedule are collectively the "LOAN DOCUMENTS," and those described in Section 2 of the Schedule are collectively the "DUE DILIGENCE DOCUMENTS."

     We have also made such other examinations and inquiries (subject to the description of the specific level of examination and inquiry described below) as we have deemed necessary and/or appropriate, as the basis for the opinions expressed herein. In making such examinations, we have assumed, with your consent, (i) the genuineness of all signatures (other than signatures on behalf of the Borrower or Guarantor) not witnessed and the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies or faxes and the authenticity of the originals of such latter documents; (ii) the Loan Documents accurately describe and contain the mutual understanding of the parties and there are no oral or written statements or agreements that modify, amend or vary or purport to modify, amend or vary any of the provisions of the Loan Documents; (iii) the execution and delivery of the Loan Documents by each party other than Borrower and Guarantor, that such execution and delivery is duly authorized, that any person executing the Loan Documents on behalf of each such party is duly authorized and

                                                                       EXHIBIT E
                                                                       ---------
that each Loan Document so executed and delivered by each party other than Borrower and Guarantor is such party's valid and binding obligation and is enforceable in accordance with its terms; (iv) the legality of performance by each party other than Borrower and Guarantor of each obligation of each Loan Document so executed and delivered; (v) any court of law (other than an Arizona state court or a Federal court sitting in Arizona) in which any Loan Document is sought to be enforced will apply Texas law unless otherwise expressly provided in such Loan Document, and (vi) the result of the application of the law of Texas will not be contrary to a fundamental policy of the law of Arizona. We have made no examination or investigation to verify the accuracy or completeness of any projection, financial, accounting or statistical information furnished to you or with respect to any other accounting or financial matters and express no opinion with respect thereto.

     With respect to the opinions rendered in paragraph 9 of this opinion letter, we have assumed with your consent that the following facts are true:

          (i) The representations contained in SCHEDULE 6.2 of the Loan Agreement regarding the location of the Borrower's chief executive office and other principal offices and the location of the offices where the Borrower keeps its records are accurate and complete.

          (ii) The Borrower (A) owns the assets to be subject to the Lender Liens, (B) has good and sufficient title to these assets and (C) has "rights in the Collateral" as that phrase is used in Section 9.203 of the Texas Uniform Commercial Code ("TEXAS UCC") and, to the extent applicable, Section 47-9203 of the Arizona Uniform Commercial Code ("ARIZONA UCC").

         (iii) Collateral of a type that may be perfected by filing or possession is and continuously remains in possession of the Agent.

          (iv) Agent has no notice of any security interest in the Collateral in favor of any third person other than as disclosed in the UCC Search Reports obtained by Agent in connection with the closing of the Loan Agreement and as described on SCHEDULE 5 thereto.

           (v) Agent shall have received each of the Acknowledgment Agreements referred to as Items 16, 17, and 18 listed on SCHEDULE 5 entitled Closing Conditions executed by Borrower and FNMA, FHLMC, and GNMA, respectively.

     We have assumed, with your consent, that the following facts are true in rendering this opinion: (i) the matters of fact set forth in the representations contained in any Loan Document, and (ii) the matters of fact set forth in the Officer's Certificate.

     Based on the foregoing, we are of the following opinions:

     1. Borrower is duly incorporated, validly existing, and in good standing under the Laws of the State of Arizona. Guarantor is duly incorporated, validly existing, and in good standing under the Laws of the State of Colorado.

     2. Borrower is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified and in good standing is a Material-Adverse Event.

                                       2                               EXHIBIT E
                                                                       ---------

     3. Borrower has no Subsidiaries and Borrower has not used or transacted business under any corporate or trade name in the six-month period preceding the date of the Loan Agreement other than as set forth in SCHEDULE 6.2 of the Loan Agreement.

     4. Borrower possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Loan Agreement to be, conducted. Guarantor possesses all requisite corporate power and authority to conduct its business as is now being, or is contemplated by the Loan Agreement to be, conducted.

     5. The execution and delivery by Borrower and Guarantor of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, require no action by or filing with any Tribunal, (d) do not violate any provision of its articles of incorporation or bylaws, (e) do not violate any provision of Law applicable to it or any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of Borrower.

     6. Upon execution and delivery by all parties to it, each of the Loan Agreement, the Notes, the Security Agreement and the UCC Financing Statements constitutes a legal and binding obligation of Borrower, enforceable against it in accordance with its terms. Upon execution and delivery by all parties to it, the Guaranty constitutes a legal and binding obligation of Guarantor, enforceable against it in accordance with its terms.

     7. Except as disclosed on SCHEDULE 6.9 to the Loan Agreement (a) Borrower is not subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no final nonappealable outstanding or unpaid judgments against Borrower exist. Guarantor is not subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against Guarantor exist.

     8. Neither Borrower nor Guarantor is not subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     9. A first priority security interest is created and perfected pursuant to the Security Agreement upon (a) each mortgage note that is delivered to Agent, (b) each Mortgage Security in certificated form that is delivered to Agent or its bailee, (c) each Mortgage Security in book-entry form when the Lender obtains "control" as provided in Section 9.115 of the Texas UCC, (d) each mortgage note and related Take-Out Commitment for 21-days after the Borrowing Date of each related Wet Borrowing, and (e) all Mortgage Collateral transmitted to any third party acting solely as a bailee for Lenders under a Bailee Letter pursuant to which such bailee received notice of Lender's interest (until Agent receives payment or Mortgage Securities under that Bailee Letter). A security interest is created and perfected pursuant to the Security Agreement in all Servicing Rights and Servicing Receivables identified as Collateral under the Loan Documents when the Financing Statements described in Item 8 of Schedule 5 are filed in the States of Arizona, Texas and Colorado.

     10. You have requested that we advise you whether an Arizona court would give effect to the choice of law provision in certain of the Loan Documents in favor of the law of the State of Texas. The Supreme Court of Arizona has consistently ruled that where it is not bound by a previous decision or by legislative enactment, it will follow the rules in the Restatements of the Law,
                                                       -----------------------
including, without limitation, the Restatements of Conflict of Laws.  Smith v.
                                   --------------------------------   --------
Normart, 51 Ariz. 134, 75 P.2d 38 (1938); Western Coal & Min.
-------                                   -------------------

                                       3                               EXHIBIT E
                                                                       ---------

Co. v. Hilvert, 63 Ariz. 171, 160 P. 2d 331 (1945); Burr v. Renewal Guaranty
--------------                                      ------------------------
Corp., 105 Ariz. 549, 468 P.2d 576 (1970); and Taylor v. Security National Bank,
----                                           --------------------------------
20 Ariz. App. 504, 514 P.2d 257 (1973); In re Levine, 145 Ariz. 185, 700 P. 2d
883 (Ariz. App. 1985). Section 187 of the Restatement (Second) Conflict of Laws
                                          -----------------------------
provides that the parties to a contract may stipulate their choice of law to govern the contract and that the laws of the state chosen will be applied unless
(i) the particular issue is one that the parties could not have resolved by an explicit provision in their agreement directed to that issue and (ii) either:

     (a) The chosen state has no substantial relationship to the parties or the transaction and there is no other reasonable basis for the parties' choice; or

     (b) Application of the law of the chosen state would be contrary to a fundamental policy of a state that has a materially greater interest than the chosen state in the determination of the particular issue and that, under the rule of Section 188 of the Restatement (Second) Conflict of Laws,
                                          -------------------------------------
     would be the state of applicable law in the absence of an effective choice of law by the parties.

Based on the facts concerning the negotiation of the Loan Documents and the terms thereof and considering such other matters as we have deemed relevant, we believe that an Arizona court would give effect to the choice of law provisions in the Loan Agreement in favor of the law of the State of Texas.

Exceptions and Qualifications of Opinions.
-----------------------------------------

     All opinions contained herein with respect to the enforceability of documents and instruments are qualified to the extent that:

          (a) the availability of equitable remedies, including, without limitation, specific performance and injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought;

          (b) the enforceability of certain terms provided in the Loan Documents may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or similar laws affecting the enforcement of creditors rights generally as at the time in effect; and

          (c) certain rights of the Lenders and Agent to indemnity may violate public policy.

     The foregoing opinions are subject to the following additional exceptions and qualifications:

          (a) Certain of the waivers, remedies, procedures and other provisions in the Loan Documents may be further limited or rendered unenforceable by applicable law, but such law does not, in our opinion, make the remedies afforded by the Loan Documents inadequate for the practical realization of the benefits intended to be provided thereby.

          (b) Continuation statements with respect to the security interests perfected by the filing of Financing Statements will be filed within the period specified by applicable law prior to the expiration of the period of duration of the initial filing of the Financing Statements in order to prevent the filing from lapsing under the UCC. The perfection of the security interests by filing will be terminated as to any Collateral acquired by the Borrower more than the period provided by applicable law after the Borrower changes its name, identity or corporate structure so as to make the Financing Statements seriously misleading unless a new


                                       4                               EXHIBIT E
                                                                       ---------
appropriate financing statement incorporating the necessary changes is properly filed before the expiration of such period.

          (c) Except as expressly stated in this opinion letter, we neither express nor imply any other opinion including, but not limited to, matters of title, perfection or priority of security interests or federal, state or local tax issues.

          (d) We have assumed that nothing has occurred and no factual condition exists as of this date which has not been disclosed to us which, if it had been disclosed to us, would cause us to withhold, modify, qualify or otherwise limit any opinion contained herein. The foregoing sentence does not relieve the undersigned of its duty to make the inquiry described herein.

          (e) This opinion is delivered on the express condition that you do not have actual knowledge that the opinion expressed herein is not accurate in any material respect.

          (f) The opinions expressed in this letter are based solely upon the law of the States of Arizona and Texas (upon Texas law solely with respect to the opinion stated in paragraph 9 of this opinion letter) and applicable federal law in effect on the date hereof.

          (g) We assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise.

     This opinion is addressed solely for your use in connection with the transactions contemplated by the Loan Agreement, and no Person other than the Agent, each Lender, each assignee which hereafter becomes a Lender in accordance with the terms of the Loan Agreement, and the law firm of Haynes and Boone, L.L.P., is entitled to rely on this opinion without our prior written consent.

                              Respectfully submitted,

                                    5                                  EXHIBIT E
                                                                       ---------

                          Schedule of Review Documents
                          ----------------------------

1.   Loan Documents
     --------------

     (a) Amended and Restated Loan Agreement dated as of January 31, 1997, among Bank One, Texas, N.A., certain other Lenders, and Matrix Financial Services Corporation;

     (b) Amended and Restated Warehouse Note dated January 31, 1997, executed by Borrower and payable to the order of Bank One, Texas, N.A.;

     (c) Amended and restated Swing Note dated January 31, 1997, executed by Borrower and payable to the order of Bank One, Texas, N.A.;

     (d) Amended and Restated Working-Capital Note dated January 31, 1997, executed by Borrower and payable to the order of Bank One, Texas, N.A.;

     (e) Amended and Restated Term-Line Note dated January 31, 1997, executed by Borrower and payable to the order of Bank One, Texas, N.A.;

     (f) Amended and Restated Guaranty dated January 31, 1997 executed by Guarantor in favor of Agent and the Lenders;

     (g) Amended and Restated Security Agreement dated January 31, 1997, executed by Borrower in favor of Bank One, Texas, N.A. as Agent for Lenders; and

     (h) Financing Statements executed by Borrower in favor of Bank One, Texas, N.A. as Agent for Lenders.

2.   Due Diligence Documents
     -----------------------

     (a)  Articles of Incorporation and Bylaws of Borrower and Guarantor;

     (b) Good Standing Certificates for Borrower from the Arizona Corporation Commission and for Guarantor from the Colorado Secretary of State;

     (c)  Officers' Certificate for Borrower;

     (d)  Officers' Certificate for Guarantor; and

     (e)  Opinion Certificate.

                                         6                             EXHIBIT E
                                                                       ---------

                                  EXHIBIT F-1
                                  -----------

                                   AMENDMENT
                                   ---------


     THIS DOCUMENT is entered into as of _____________, 19__, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), the Lenders listed on the signature page below, and BANK ONE, TEXAS, N.A., as Agent (in that capacity "AGENT").

     Borrower, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, providing for loans to Borrower both on a revolving and a term basis. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to provide for, among other things, _______________________. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this document (a) terms defined in the Loan Agreement have the same meanings when used in this document and (b) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.   AMENDMENTS.  The Loan Agreement is amended as follows:

          (a) SECTION ____ is amended by deleting the terms "[DEFINED TERM 1],"
                                                              --------------
     "[DEFINED TERM 2]," and "[DEFINED TERM 3]" and by adding or entirely
       --------------          --------------
     amending the following terms:

          "[DEFINED TERM 4]" means ...
            --------------

          "[DEFINED TERM 5]" means ...
            --------------

          (b)  SECTION ____ is entirely amended as follows:

               [RESTATE AMENDED PROVISION IN ITALICS]
                ------------------------------------

          (c)  SECTION ____ is entirely amended as follows:

               [RESTATE AMENDED PROVISION IN ITALICS]
                ------------------------------------

          (d) EXHIBIT __ is entirely amended in the form of -- and all references in the Credit Agreement to EXHIBIT __ are changed to -- the attached AMENDED EXHIBIT __.

     3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraphs in this document are not effective unless and until (a) the representations and warranties in this document are true and correct and (b) each document and other item listed on the attached ANNEX A.

     4. RATIFICATIONS. To induce Agent and Lenders to enter into this document, Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this document, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform those acts and duly authorize,

                                                                     EXHIBIT F-1
                                                                     -----------
execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

      5. REPRESENTATIONS. To induce Agent and Lenders to enter into this document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (a) Borrower has all requisite authority and power to execute, deliver, perform its obligations under this document and all other notes and documents delivered under it, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound,
(b) upon execution and delivery by all parties to it, this document and all other notes and documents delivered under it will constitute Borrower's legal and binding obligations, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (c) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (e) no Material-Adverse Event, Default, or Potential Default exists.

      6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

      7. MISCELLANEOUS. All references in the Loan Documents to the "Loan Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in the Loan Agreement are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

                                       2                             EXHIBIT F-1
                                                                     -----------

     EXECUTED on ____________, 19__, but effective as of the date first stated above.

MATRIX FINANCIAL SERVICES                 BANK ONE, TEXAS, N.A., as Agent and a
CORPORATION, as Borrower                  Lender


By ___________________________________    By  _________________________________
   Thomas J. Osselaer, Executive Vice         Mark L. Freeman, Vice President
    President


                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned
(a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is --and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, each Lender, and their successors and permitted assigns.


                                               MATRIX CAPITAL CORPORATION, as
                                               Guarantor

                                               By ______________________________
                                                  Guy A. Gibson, President

                                       3                             EXHIBIT F-1
                                                                     -----------

                                  EXHIBIT F-2
                                  -----------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into effective as of ___________, 199__, between BANK ONE, TEXAS, N.A. ("ASSIGNOR"), and
_______________________ ("ASSIGNEE").

     MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), certain lenders ("LENDERS"), and BANK ONE, TEXAS, N.A. (in its capacity as Agent for Lenders, "AGENT"), are party to the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by SECTION 12.14 of the Loan Agreement and is not effective until consented to by Borrower and Agent, which consents may not under the Loan Agreement be unreasonably withheld.

     ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

     1.   ASSIGNMENT AND ASSUMPTION.  By this agreement, and effective as of
          -------------------------
__________, 199__, (the "EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor an interest in and to all of Assignor's Rights and obligations under the Loan Agreement (except any Rights and obligations pertaining to Assignor's role as Agent, Lender of Swing Borrowings, and custodian) as of the Effective Date, including, without limitation, (a) a ______% interest in Assignor's Combined Commitment, (b) a ____% interest in Assignor's Warehouse Commitment;
(c) a ____% interest in Assignor's Working-Capital Commitment, (d) a ____% interest in Assignor's Term-Line Commitment, (e) a corresponding amount of the Principal Debt outstanding under Assignor's existing Warehouse Note, Working-Capital Note, and Term-Line Note, (f) all interest accruing in respect of the interests assigned above (collectively, the "ASSIGNED INTERESTS") after the Effective Date, and (g) all commitment fees accruing in respect of the Assigned Interest after the Effective Date.

     2.   ASSIGNOR PROVISIONS.  Assignor (a) represents and warrants to Assignee
          -------------------
that as of the Effective Date (i) $_______________ is outstanding (without reduction for any assignments that have not yet become effective) under the Assignor's Warehouse Note, Working-Capital Note, and Term-Line Note, respectively, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (iii) Assignor has not been notified of an existing Default or Potential Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or
(iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

     3.   ASSIGNEE PROVISIONS.  Assignee (a) represents and warrants to
          -------------------
Assignor, Borrower, and Agent that Assignee is legally authorized to enter into this agreement and each other Loan Document to which it will become a party, (b) confirms that it has received a copy of the Loan Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Agent that Assignee shall -- independently and without reliance upon Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Loan Documents, (d) appoints and authorizes Agent to take such action

                                                                     EXHIBIT F-2
                                                                     -----------
as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Agent that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Laws of the United States of America or one of its states, it (i) represents and warrants to Assignor, Agent, and Borrower that no Taxes are required to be withheld by Assignor, Agent, or Borrower with respect to any payments to be made to it in respect of the Obligation, and it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, (ii) covenants to provide Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and to comply from time to time with all Laws with regard to the withholding Tax exemption, and (iii) agrees with Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the full rate applicable under the IRC.

     4.   LOAN AGREEMENT AND COMMITMENTS.  From and after the Effective Date (a)
          ------------------------------
Assignee shall be a party to the Loan Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's and Assignee's Warehouse Commitments, Working-Capital Commitments, Term-Line Commitments, and Combined Commitments will be as follows:

     ===========================================================================
                       WAREHOUSE    WORKING-CAPITAL   TERM-LINE      COMBINED
          LENDER      COMMITMENTS    COMMITMENTS     COMMITMENTS   COMMITMENTS
     ===========================================================================
     Assignor        $               $              $             $
     ---------------------------------------------------------------------------
     Assignee
     ---------------------------------------------------------------------------

     5.   NOTES.  Assignor and Assignee request Borrower to issue new Notes to
          -----
Assignor and Assignee in the amounts of their respective commitments under PARAGRAPH 4 above and otherwise issue these Notes in accordance with the Loan Agreement. Upon delivery of those Notes, Assignor shall return to Borrower all Notes previously delivered to Assignor under the Loan Agreement.

     6.   PAYMENTS AND ADJUSTMENTS.  From and after the Effective Date, Agent
          ------------------------
shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Agent or with respect to the making of this assignment directly between themselves. Assignor agrees to apply any payments and proceeds with respect to the Obligation ratably with Assignee.

     7.   CONDITIONS PRECEDENT.  PARAGRAPHS 1 through 6 above are not effective
          --------------------
until (a) counterparts of this agreement are executed by Assignor, Assignee, Agent, and Borrower, and are delivered to Agent and Borrower and (b) pursuant to
SECTION 12.14(A)(II), Assignor pays to Agent an administrative transfer fee of

                                       2                             EXHIBIT F-2
                                                                     -----------

$2,500. If Agent is the Assignor, the requirement of SECTION 12.14(A)(II) is waived with regard to this agreement.

     8.   INCORPORATED PROVISIONS.  Although this agreement is not a Loan
          -----------------------
Document, the provisions of the Loan Agreement applicable to Loan Documents are incorporated into this instrument by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

     9.   COMMUNICATIONS.  For purposes of SECTION 12.2 of the Loan Agreement,
          --------------
Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

     10.  AMENDMENTS, ETC.  No amendment, waiver, or discharge to or under this
          ---------------
agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Loan Agreement.

     11.  ENTIRETY.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN
          --------
ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

     12.  PARTIES.  This agreement binds and benefits Assignor, Assignee, and
          -------
their respective successors and assigns as permitted under the documents.

     EXECUTED as of the date first stated above.

BANK ONE, TEXAS, N.A., as Assignor          _______________________, as Assignee
     and Agent



By  ____________________________________   By __________________________________
    Mark L. Freeman, Vice President        Name ________________________________
                                           Title _______________________________


                                           (Address)  __________________________
                                                      __________________________
                                                      __________________________

                                                      Attn:_____________________
                                           (Tel. No.)(___) ___-_____
                                           (Fax No.)(___) ___-_____

                                 3                                   EXHIBIT F-2
                                                                     -----------

     As of the Effective Date, Agent (per the above signature) and Borrower consent to this agreement and the transactions contemplated in it.

                               MATRIX FINANCIAL SERVICES
                               CORPORATION, as Borrower


                               By   ____________________________________________
                                    Thomas J. Osselaer, Executive Vice President

                                       4                             EXHIBIT F-2
                                                                     -----------